UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2000-C1

     The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc. (the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

     Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

     Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------

FUCMC BOND ANALYZER                                   CMBS Sensitivity Analysis

             -------------
       ISSUE  FUNB 00-C1
             -------------
     TRANCHE      IO                                   YIELD CURVE
             -------------                  ------------------------------------
       CUSIP                                 2YR     5YR     10YR      30YR
             -------------                  ------------------------------------
       PRICE    5.2188                      6.345   6.256    6.030     5.880
             -------------                  ------------------------------------
 SETTLE DATE   5/11/00
             -------------
  PRICE DATE
             -------------

                                                                                   10% CPR    50% CPR     100% CPR
                                                                                ----------------------------------
                    YIELD CHANGE (BP) FOR PREPAYMENTS AFTER LO,YM, AND PENALTIES      -2          -6        -26
                                                                                ----------------------------------
                         YIELD CHANGE (BP) FOR PREPAYMENTS DURING PENALTY PERIOD      -3         -11        -33
                                                                                ----------------------------------
                 YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE  UNCH)       4           6        -12
                                                                                ----------------------------------
                YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE -100BP)       5           6        -11
                                                                                ----------------------------------
                YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE +100BP)       3           6        -12
                                                                                ----------------------------------
                YIELD CHANGE (BP) FOR PREPAYMENTS DURING YM (YIELD CURVE +200BP)       3           4        -16
                                                                                ----------------------------------


                                                                                   1% CDR      2% CDR     3% CDR         4% CDR
                                                                                -----------------------------------------------
                          YIELD CHANGE (BP) FOR DEFAULTS ASSUMING NO PREPAYMENTS    -118        -238       -368           -509
                                                                                -----------------------------------------------
 YIELD CHANGE (BP) FOR DEFAULTS ASSUMING 140 CPR DURING YM (YIELD CURVE -100 BP)    -110        -227       -347           -475
                                                                                -----------------------------------------------



---------------------------------------------------------------------------------------------------------------
SCENARIO         PREPAY ASSUMPTION                             YIELD                    DEFAULT ASSUMPTION
   #        UNIT                      RATE                     SHOCK                UNIT                  RATE
---------------------------------------------------------------------------------------------------------------
   1        CPR                      0.00%                     0.00%                 CDR                 0.00%
---------------------------------------------------------------------------------------------------------------
   2        CPR                      10.00%                    0.00%                 CDR                 0.00%
   3        CPR                      50.00%                    0.00%                 CDR                 0.00%
   4        CPR                     100.00%                    0.00%                 CDR                 0.00%
---------------------------------------------------------------------------------------------------------------
   5        CPR                      10.00%                    0.00%                 CDR                 0.00%
   6        CPR                      50.00%                    0.00%                 CDR                 0.00%
   7        CPR                     100.00%                    0.00%                 CDR                 0.00%
---------------------------------------------------------------------------------------------------------------
   8        CPR                      10.00%                    0.00%                 CDR                 0.00%
   9        CPR                      50.00%                    0.00%                 CDR                 0.00%
  10        CPR                     100.00%                    0.00%                 CDR                 0.00%
---------------------------------------------------------------------------------------------------------------
  11        CPR                      10.00%                   -1.00%                 CDR                 0.00%
  12        CPR                      50.00%                   -1.00%                 CDR                 0.00%
  13        CPR                     100.00%                   -1.00%                 CDR                 0.00%
---------------------------------------------------------------------------------------------------------------
  14        CPR                      10.00%                    1.00%                 CDR                 0.00%
  15        CPR                      50.00%                    1.00%                 CDR                 0.00%
  16        CPR                     100.00%                    1.00%                 CDR                 0.00%
---------------------------------------------------------------------------------------------------------------
  17        CPR                      10.00%                    2.00%                 CDR                 0.00%
  18        CPR                      50.00%                    2.00%                 CDR                 0.00%
  19        CPR                     100.00%                    2.00%                 CDR                 0.00%
---------------------------------------------------------------------------------------------------------------
  20        CPR                      0.00%                     0.00%                 CDR                 1.00%
  21        CPR                      0.00%                     0.00%                 CDR                 2.00%
  22        CPR                      0.00%                     0.00%                 CDR                 3.00%
  23        CPR                      0.00%                     0.00%                 CDR                 4.00%
---------------------------------------------------------------------------------------------------------------
  24        CPR                     100.00%                   -1.00%                 CDR                 1.00%
  25        CPR                     100.00%                   -1.00%                 CDR                 2.00%
  26        CPR                     100.00%                   -1.00%                 CDR                 3.00%
  27        CPR                     100.00%                   -1.00%                 CDR                 4.00%
---------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
SCENARIO        PREPAY WHEN ...
   #                                                           YIELD                  WAL                  MOD DUR
------------------------------------------------------------------------------------------------------------------
   1          After All Penalties                             10.330                 9.776                  4.227
------------------------------------------------------------------------------------------------------------------
   2          After All Penalties                             10.309                 9.756                  4.218
   3          After All Penalties                             10.270                 9.725                  4.206
   4          After All Penalties                             10.069                 9.575                  4.181
------------------------------------------------------------------------------------------------------------------
   5        After Yield Maintenance                           10.296                 9.740                  4.211
   6        After Yield Maintenance                           10.218                 9.676                  4.184
   7        After Yield Maintenance                           10.002                 9.514                  4.153
------------------------------------------------------------------------------------------------------------------
   8         After Lock Out Periods                           10.373                 9.579                  4.198
   9         After Lock Out Periods                           10.393                 9.357                  4.144
  10         After Lock Out Periods                           10.215                 9.135                  4.086
------------------------------------------------------------------------------------------------------------------
  11         After Lock Out Periods                           10.384                 9.579                  4.200
  12         After Lock Out Periods                           10.395                 9.357                  4.143
  13         After Lock Out Periods                           10.217                 9.135                  4.085
------------------------------------------------------------------------------------------------------------------
  14         After Lock Out Periods                           10.362                 9.579                  4.196
  15         After Lock Out Periods                           10.391                 9.357                  4.144
  16         After Lock Out Periods                           10.212                 9.135                  4.086
------------------------------------------------------------------------------------------------------------------
  17         After Lock Out Periods                           10.356                 9.579                  4.197
  18         After Lock Out Periods                           10.366                 9.367                  4.147
  19         After Lock Out Periods                           10.170                 9.135                  4.093
------------------------------------------------------------------------------------------------------------------
  20          After All Penalties                              9.145                 9.361                  4.216
  21          After All Penalties                              7.945                 8.978                  4.206
  22          After All Penalties                              6.652                 8.608                  4.172
  23          After All Penalties                              5.245                 8.263                  4.114
------------------------------------------------------------------------------------------------------------------
  24         After Lock Out Periods                            9.115                 8.785                  4.088
  25         After Lock Out Periods                            7.948                 8.452                  4.081
  26         After Lock Out Periods                            6.748                 8.136                  4.069
  27         After Lock Out Periods                            5.469                 7.836                  4.044
------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
SCENARIO
   #            SPRD(BP)               TSY MAT              WIN BEG           WIN END
----------------------------------------------------------------------------------------
   1               429                  9.78                06/15/00           10/15/21
----------------------------------------------------------------------------------------
   2               427                  9.76                06/15/00           09/15/20
   3               423                  9.72                06/15/00           12/15/19
   4               402                  9.58                06/15/00           12/15/19
----------------------------------------------------------------------------------------
   5               425                  9.74                06/15/00           12/15/19
   6               417                  9.68                06/15/00           01/15/17
   7               395                  9.51                06/15/00           6/15/206
----------------------------------------------------------------------------------------
   8               432                  9.58                06/15/00           12/15/19
   9               433                  9.36                06/15/00           01/15/17
  10               415                  9.14                06/15/00           01/15/15
----------------------------------------------------------------------------------------
  11               533                  9.58                06/15/00           12/15/19
  12               534                  9.36                06/15/00           01/15/17
  13               515                  9.14                06/15/00           01/15/16
----------------------------------------------------------------------------------------
  14               331                  9.58                06/15/00           12/15/19
  15               333                  9.36                06/15/00           01/15/17
  16               314                  9.14                06/15/00           01/15/15
----------------------------------------------------------------------------------------
  17               231                  9.58                06/15/00           12/15/19
  18               231                  9.36                06/15/00           01/15/17
  19               210                  9.14                06/15/00           01/15/15
----------------------------------------------------------------------------------------
  20               309                  9.36                06/15/00           04/15/20
  21               187                  8.98                06/15/00           07/15/19
  22                56                  8.61                06/15/00           10/15/17
  23               -86                  8.26                06/15/00           06/15/16
----------------------------------------------------------------------------------------
  24               303                  8.78                06/15/00           12/15/14
  25               185                  8.45                06/15/00           11/15/14
  26                63                  8.14                06/15/00           11/15/14
  27               -66                  7.84                06/15/00           11/15/14
----------------------------------------------------------------------------------------


THIS ANALYSIS MUST NOT BE PRINTED WITHOUT THE FOLLOWING INFORMATION:

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, CLASS X--PRICE/YIELD

-------------------------------------------------------------------------------------------------------
CUSIP                              Face               $783,097,303.54    Settle at Pricing
Coupon                0.976        Original Balance   $783,097,303.54    Accrual begins        5/1/2000
Delay                  14          Current Balance    $783,097,303.54    Factor Date             N/A
Stated Maturity        N/A         Factor                           1
Type               SEN WAC IO
-------------------------------------------------------------------------------------------------------

YIELD CURVE:  Spread off interpolated node

3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     100 CPR AFTER YM,
                                                                        100 CPR AFTER YM,              ATRIUM 6/6/65%,
                                                  100 CPR AFTER           ATRIUM 6/6/65%,           HEL/PET 6/6/50, WASH
          PRICE                   0 CPR                YM                 HEL/PET 6/6/50%                12/12/30%
                                 Yield                                                  Yield                             Yield
-------------------------------------------------------------------------------------------------------------------------------
           4-31                  11.5223             11.2520                 10.0295                      9.5133
           5-00                  11.3708             11.0985                  9.8795                      9.3638
           5-01                  11.2208             10.9466                  9.7309                      9.2158
           5-02                  11.0723             10.7961                  9.5839                      9.0693
           5-03                  10.9254             10.6472                  9.4383                      8.9242
           5-04                  10.7800             10.4998                  9.2942                      8.7806
           5-05                  10.6360             10.3539                  9.1515                      8.6385
           5-06                  10.4934             10.2093                  9.0102                      8.4977
           5-07                  10.3523             10.0662                  8.8703                      8.3583
           5-08                  10.2126              9.9245                  8.7318                      8.2203
           5-09                  10.0741              9.7841                  8.5945                      8.0835
           5-10                   9.9370              9.6451                  8.4586                      7.9481
           5-11                   9.8013              9.5074                  8.3240                      7.8140
           5-12                   9.6668              9.3710                  8.1907                      7.6812
           5-13                   9.5337              9.2358                  8.0586                      7.5496
           5-14                   9.4018              9.1020                  7.9277                      7.4192
           5-15                   9.2711              8.9693                  7.7980                      7.2900
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     Spread @ Center Price       431.37              401.61                   280.92                      228.11
                       WAL       9.81130             9.55550                 9.31060                     8.96630
                  Mod Durn        4.241               4.183                   4.279                       4.294
             Mod Convexity        0.298               0.286                   0.299                       0.302
          Principal Window   Jun00 to Sep29      Jun00 to Mar25           Jun00 to Mar25              Jun00 to Mar25
             Maturity #mos         352                 298                     298                         298

          Accrued Interest     212,306.69          212,306.69               212,306.69                  212,306.69
         Total Collat Loss    0.00 (0.00%)        0.00 (0.00%)        14,134,807.60 (1.80%)       25,859,515.16 (3.30%)

                    Prepay      At 0 CPR           At 100 CPR               At 100 CPR                  At 100 CPR
                No prepays    During any YM       During any YM           During any YM               During any YM
     Lockout and penalties   Include penalty     Include penalty         Include penalty             Include penalty

          Ext., if balloon        None                None                     None                        None
           Pay Exten Princ

                   Default      At 0 CDR            At 0 CDR                 At 0 CDR                    At 0 CDR
             Loss Severity          0                   0                       0                           0
         Servicer Advances    100% of P & I       100% of P & I           100% of P & I               100% of P & I
              Recovery Lag       12 mos              12 mos                   12 mos                      12 mos
-------------------------------------------------------------------------------------------------------------------------------
                   CMT_3MO               5.820               5.820                      5.820                             5.820
                   CMT_6MO               6.000               6.000                      6.000                             6.000
                   CMT_1YR               6.030               6.030                      6.030                             6.030
                   CMT_2YR               6.345               6.345                      6.345                             6.345
                   CMT_5YR               6.256               6.256                      6.256                             6.256
                  CMT_10YR               6.030               6.030                      6.030                             6.030
                  CMT_30YR               5.880               5.880                      5.880                             5.880
-------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, CLASS IO--PRICE/YIELD

------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                        Face                     $783,097,303.54    Settle at Pricing
Coupon                        0.976          Original Balance         $783,097,303.54    Accrual begins               5/1/00
Delay                           14           Current Balance          $783,097,303.54    Factor Date                    N/A
Stated Maturity                N/A           Factor                          1
Type                        SEN WAC IO
------------------------------------------------------------------------------------------------------------------------------------

YIELD CURVE:  Spread off interpolated node

3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.254, 10YR=6.03, 30YR=5.88

FUNB 00-C1, CLASS AAA_1--PRICE/YIELD

-------------------------------------------------------------------------------------------------------------
CUSIP                                  Face               $96,000,000.00    Settle at Pricing
Coupon                     7.487       Original Balance   $96,000,000.00    Accrual begins      5/1/2000
Delay                        14        Current Balance    $96,000,000.00    Factor Date           N/A
Stated Maturity             N/A        Factor                   1           ---------------------------------
Type                    SEN FIX CAP    -------------------------------------
---------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR        10 CPR AFTER YM  15 CPR AFTER YM   25 CPR AFTER YM  50 CPR AFTER YM   100 CPR AFTER YM
                            Yield
-------------------------------------------------------------------------------------------------------------------------------
       100-08               7.4804           7.4804            7.4804           7.4804            7.4804           7.4799
       100-09               7.4732           7.4732            7.4732           7.4732            7.4732           7.4727
       100-10               7.4661           7.4661            7.4661           7.4661            7.4661           7.4655
       100-11               7.4589           7.4589            7.4589           7.4589            7.4589           7.4584
       100-12               7.4518           7.4518            7.4518           7.4518            7.4518           7.4512
       100-13               7.4447           7.4447            7.4446           7.4446            7.4446           7.4440
       100-14               7.4375           7.4375            7.4375           7.4375            7.4375           7.4369
       100-15               7.4304           7.4304            7.4304           7.4304            7.4303           7.4297
       100-16               7.4233           7.4232            7.4232           7.4232            7.4232           7.4225
       100-17               7.4161           7.4161            7.4161           7.4161            7.4161           7.4154
       100-18               7.4090           7.4090            7.4090           7.4090            7.4089           7.4082
       100-19               7.4019           7.4019            7.4019           7.4019            7.4018           7.4011
       100-20               7.3948           7.3947            7.3947           7.3947            7.3947           7.3939
       100-21               7.3876           7.3876            7.3876           7.3876            7.3876           7.3868
       100-22               7.3805           7.3805            7.3805           7.3805            7.3805           7.3796
       100-23               7.3734           7.3734            7.3734           7.3734            7.3733           7.3725
       100-24               7.3663           7.3663            7.3663           7.3663            7.3662           7.3654
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       119.94           119.93            119.93           119.93            119.92           119.72
                  WAL      5.71070           5.71030          5.71000           5.70950          5.70800           5.67940
             Mod Durn       4.352             4.352            4.351             4.351            4.350             4.335
        Mod Convexity       0.278             0.278            0.278             0.278            0.278             0.276
     Principal Window   Jun00 to Jul09   Jun00 to Jul09    Jun00 to Jul09   Jun00 to Jul09    Jun00 to Jul09   Jun00 to Jun09
        Maturity #mos        110               110              110               110              110               109
     Accrued Interest     199,653.33       199,653.33        199,653.33       199,653.33        199,653.33       199,653.33
    Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)

               Prepay      At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR         At 50 CPR       At 100 CPR
           No prepays   During any YM     During any YM    During any YM     During any YM     During any YM    During any YM
Lockout and penalties  Include penalty   Include penalty  Include penalty   Include penalty   Include penalty  Include penalty

     Ext., if balloon        None             None              None             None              None             None
      Pay Exten Princ

              Default      At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR
        Loss Severity         0                 0                0                 0                0                 0
    Servicer Advances   100% of P & I     100% of P & I    100% of P & I     100% of P & I    100% of P & I     100% of P & I
         Recovery Lag       0 mos             0 mos            0 mos             0 mos            0 mos             0 mos
-------------------------------------------------------------------------------------------------------------------------------

              CMT_3MO             5.820            5.820             5.820            5.820             5.820            5.820
              CMT_6MO             6.000            6.000             6.000            6.000             6.000            6.000
              CMT_1YR             6.030            6.030             6.030            6.030             6.030            6.030
              CMT_2YR             6.345            6.345             6.345            6.345             6.345            6.345
              CMT_5YR             6.256            6.256             6.256            6.256             6.256            6.256
             CMT_10YR             6.030            6.030             6.030            6.030             6.030            6.030
             CMT_30YR             5.880            5.880             5.880            5.880             5.880            5.880
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS AAA_2--PRICE/YIELD

-------------------------------------------------------------------------------------------------------------
CUSIP                                  Face              $485,449,000.00    Settle at Pricing
Coupon                      7.61       Original Balance  $485,449,000.00    Accrual begins      5/1/2000
Delay                        14        Current Balance   $485,449,000.00    Factor Date           N/A
Stated Maturity             N/A        Factor                   1           ---------------------------------
Type                    JUN FIX CAP    -------------------------------------
---------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR        10 CPR AFTER YM  15 CPR AFTER YM   25 CPR AFTER YM  50 CPR AFTER YM   100 CPR AFTER YM
                            Yield
-------------------------------------------------------------------------------------------------------------------------------
       100-08               7.6496           7.6495            7.6495           7.6495            7.6494           7.6484
       100-09               7.6449           7.6448            7.6448           7.6448            7.6447           7.6437
       100-10               7.6402           7.6402            7.6402           7.6401            7.6401           7.6389
       100-11               7.6355           7.6355            7.6355           7.6354            7.6354           7.6342
       100-12               7.6308           7.6308            7.6308           7.6308            7.6307           7.6294
       100-13               7.6261           7.6261            7.6261           7.6261            7.6260           7.6247
       100-14               7.6215           7.6214            7.6214           7.6214            7.6213           7.6200
       100-15               7.6168           7.6168            7.6168           7.6167            7.6166           7.6152
       100-16               7.6121           7.6121            7.6121           7.6120            7.6119           7.6105
       100-17               7.6075           7.6074            7.6074           7.6074            7.6073           7.6057
       100-18               7.6028           7.6028            7.6027           7.6027            7.6026           7.6010
       100-19               7.5981           7.5981            7.5981           7.5980            7.5979           7.5963
       100-20               7.5935           7.5934            7.5934           7.5934            7.5932           7.5916
       100-21               7.5888           7.5888            7.5887           7.5887            7.5886           7.5868
       100-22               7.5841           7.5841            7.5841           7.5840            7.5839           7.5821
       100-23               7.5795           7.5794            7.5794           7.5794            7.5792           7.5774
       100-24               7.5748           7.5748            7.5748           7.5747            7.5746           7.5727
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       156.75           156.73            156.72           156.70            156.64           155.72
                  WAL      9.67610           9.67280          9.67100           9.66720          9.65530           9.48430
             Mod Durn       6.642             6.641            6.640             6.638            6.633             6.552
        Mod Convexity       0.576             0.576            0.576             0.576            0.575             0.559
     Principal Window   Jul09 to Mar10   Jul09 to Mar10    Jul09 to Mar10   Jul09 to Mar10    Jul09 to Mar10   Jun09 to Jan10
        Maturity #mos        118               118              118               118              118               116
     Accrued Interest    1,026,185.25     1,026,185.25      1,026,185.25     1,026,185.25      1,026,185.25     1,026,185.25
    Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)

               Prepay      At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR        At 100 CPR
           No prepays   During any YM     During any YM    During any YM     During any YM    During any YM     During any YM
Lockout and penalties  Include penalty   Include penalty  Include penalty   Include penalty  Include penalty   Include penalty

     Ext., if balloon        None             None              None             None              None             None
      Pay Exten Princ

              Default      At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR
        Loss Severity         0                 0                0                 0                0                 0
    Servicer Advances   100% of P & I     100% of P & I    100% of P & I     100% of P & I    100% of P & I     100% of P & I
         Recovery Lag       0 mos             0 mos            0 mos             0 mos            0 mos             0 mos
-------------------------------------------------------------------------------------------------------------------------------

              CMT_3MO             5.820            5.820             5.820            5.820             5.820            5.820
              CMT_6MO             6.000            6.000             6.000            6.000             6.000            6.000
              CMT_1YR             6.030            6.030             6.030            6.030             6.030            6.030
              CMT_2YR             6.345            6.345             6.345            6.345             6.345            6.345
              CMT_5YR             6.256            6.256             6.256            6.256             6.256            6.256
             CMT_10YR             6.030            6.030             6.030            6.030             6.030            6.030
             CMT_30YR             5.880            5.880             5.880            5.880             5.880            5.880
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS AA--PRICE/YIELD

-------------------------------------------------------------------------------------------------------------
CUSIP                                  Face               $39,155,000.00    Settle at Pricing
Coupon                     7.735       Original Balance   $39,155,000.00    Accrual begins      5/1/2000
Delay                        14        Current Balance    $39,155,000.00    Factor Date           N/A
Stated Maturity             N/A        Factor                   1           ---------------------------------
Type                    JUN FIX CAP    -------------------------------------
---------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR        10 CPR AFTER YM  15 CPR AFTER YM   25 CPR AFTER YM  50 CPR AFTER YM   100 CPR AFTER YM
                            Yield
-------------------------------------------------------------------------------------------------------------------------------
       100-08               7.7786           7.7786            7.7786           7.7786            7.7785           7.7774
       100-09               7.7740           7.7739            7.7739           7.7739            7.7738           7.7727
       100-10               7.7693           7.7693            7.7693           7.7693            7.7692           7.7680
       100-11               7.7647           7.7647            7.7646           7.7646            7.7645           7.7633
       100-12               7.7601           7.7600            7.7600           7.7600            7.7599           7.7586
       100-13               7.7554           7.7554            7.7554           7.7553            7.7552           7.7539
       100-14               7.7508           7.7507            7.7507           7.7507            7.7506           7.7492
       100-15               7.7461           7.7461            7.7461           7.7461            7.7459           7.7445
       100-16               7.7415           7.7415            7.7415           7.7414            7.7413           7.7398
       100-17               7.7369           7.7369            7.7368           7.7368            7.7367           7.7351
       100-18               7.7323           7.7322            7.7322           7.7322            7.7320           7.7304
       100-19               7.7276           7.7276            7.7276           7.7275            7.7274           7.7257
       100-20               7.7230           7.7230            7.7230           7.7229            7.7228           7.7210
       100-21               7.7184           7.7184            7.7183           7.7183            7.7181           7.7163
       100-22               7.7138           7.7137            7.7137           7.7137            7.7135           7.7116
       100-23               7.7092           7.7091            7.7091           7.7090            7.7089           7.7069
       100-24               7.7045           7.7045            7.7045           7.7044            7.7043           7.7022
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       170.66           170.64            170.62           170.60            170.51           169.52
                  WAL      9.89190           9.88700          9.88450           9.87900          9.86240           9.67780
             Mod Durn       6.703             6.701            6.699             6.697            6.689             6.605
        Mod Convexity       0.591             0.590            0.590             0.589            0.588             0.572
     Principal Window   Mar10 to Apr10   Mar10 to Apr10    Mar10 to Apr10   Mar10 to Apr10    Mar10 to Apr10   Jan10 to Jan10
        Maturity #mos        119               119              119               119              119               116
     Accrued Interest     84,128.87         84,128.87        84,128.87         84,128.87        84,128.87         84,128.87
    Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)

               Prepay      At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR        At 100 CPR
           No prepays   During any YM     During any YM    During any YM     During any YM    During any YM     During any YM
Lockout and penalties  Include penalty   Include penalty  Include penalty   Include penalty  Include penalty   Include penalty

     Ext., if balloon        None             None              None             None              None             None
      Pay Exten Princ

              Default      At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR
        Loss Severity         0                 0                0                 0                0                 0
    Servicer Advances   100% of P & I     100% of P & I    100% of P & I     100% of P & I    100% of P & I     100% of P & I
         Recovery Lag       0 mos             0 mos            0 mos             0 mos            0 mos             0 mos
-------------------------------------------------------------------------------------------------------------------------------

              CMT_3MO             5.820            5.820             5.820            5.820             5.820            5.820
              CMT_6MO             6.000            6.000             6.000            6.000             6.000            6.000
              CMT_1YR             6.030            6.030             6.030            6.030             6.030            6.030
              CMT_2YR             6.345            6.345             6.345            6.345             6.345            6.345
              CMT_5YR             6.256            6.256             6.256            6.256             6.256            6.256
             CMT_10YR             6.030            6.030             6.030            6.030             6.030            6.030
             CMT_30YR             5.880            5.880             5.880            5.880             5.880            5.880
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS A--PRICE/YIELD

-------------------------------------------------------------------------------------------------------------
CUSIP                                  Face               $35,239,000.00    Settle at Pricing
Coupon                     7.851       Original Balance   $35,239,000.00    Accrual begins      5/1/2000
Delay                        14        Current Balance    $35,239,000.00    Factor Date           N/A
Stated Maturity             N/A        Factor                   1           ---------------------------------
Type                    JUN FIX CAP    -------------------------------------
---------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR        10 CPR AFTER YM  15 CPR AFTER YM   25 CPR AFTER YM  50 CPR AFTER YM   100 CPR AFTER YM
                            Yield
-------------------------------------------------------------------------------------------------------------------------------
       100-08               7.8975           7.8975            7.8975           7.8975            7.8975           7.8966
       100-09               7.8928           7.8928            7.8929           7.8929            7.8929           7.8919
       100-10               7.8882           7.8882            7.8882           7.8882            7.8882           7.8871
       100-11               7.8835           7.8835            7.8835           7.8835            7.8836           7.8824
       100-12               7.8789           7.8789            7.8789           7.8789            7.8789           7.8777
       100-13               7.8742           7.8742            7.8742           7.8742            7.8743           7.8730
       100-14               7.8696           7.8696            7.8696           7.8696            7.8696           7.8683
       100-15               7.8649           7.8649            7.8649           7.8649            7.8650           7.8636
       100-16               7.8603           7.8603            7.8603           7.8603            7.8603           7.8589
       100-17               7.8557           7.8557            7.8557           7.8557            7.8557           7.8542
       100-18               7.8510           7.8510            7.8510           7.8510            7.8510           7.8495
       100-19               7.8464           7.8464            7.8464           7.8464            7.8464           7.8449
       100-20               7.8417           7.8417            7.8417           7.8417            7.8418           7.8402
       100-21               7.8371           7.8371            7.8371           7.8371            7.8371           7.8355
       100-22               7.8325           7.8325            7.8325           7.8325            7.8325           7.8308
       100-23               7.8278           7.8278            7.8278           7.8278            7.8279           7.8261
       100-24               7.8232           7.8232            7.8232           7.8232            7.8232           7.8214
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       182.70           182.70            182.70           182.70            182.71           181.81
                  WAL      9.92780           9.92780          9.92780           9.92780          9.92780           9.76070
             Mod Durn       6.682             6.682            6.682             6.682            6.682             6.607
        Mod Convexity       0.589             0.589            0.589             0.589            0.589             0.574
     Principal Window   Apr10 to Apr10   Apr10 to Apr10    Apr10 to Apr10   Apr10 to Apr10    Apr10 to Apr10   Jan10 to Feb10
        Maturity #mos        119               119              119               119              119               117
     Accrued Interest     76,850.39         76,850.39        76,850.39         76,850.39        76,850.39         76,850.39
    Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)

               Prepay      At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR        At 100 CPR
           No prepays   During any YM     During any YM    During any YM     During any YM    During any YM     During any YM
Lockout and penalties  Include penalty   Include penalty  Include penalty   Include penalty  Include penalty   Include penalty

     Ext., if balloon        None             None              None             None              None             None
      Pay Exten Princ

              Default      At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR
        Loss Severity         0                 0                0                 0                0                 0
    Servicer Advances   100% of P & I     100% of P & I    100% of P & I     100% of P & I    100% of P & I     100% of P & I
         Recovery Lag       0 mos             0 mos            0 mos             0 mos            0 mos             0 mos
-------------------------------------------------------------------------------------------------------------------------------

              CMT_3MO             5.820            5.820             5.820            5.820             5.820            5.820
              CMT_6MO             6.000            6.000             6.000            6.000             6.000            6.000
              CMT_1YR             6.030            6.030             6.030            6.030             6.030            6.030
              CMT_2YR             6.345            6.345             6.345            6.345             6.345            6.345
              CMT_5YR             6.256            6.256             6.256            6.256             6.256            6.256
             CMT_10YR             6.030            6.030             6.030            6.030             6.030            6.030
             CMT_30YR             5.880            5.880             5.880            5.880             5.880            5.880
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS AM--PRICE/YIELD

-------------------------------------------------------------------------------------------------------------
CUSIP                                  Face               $11,747,000.00    Settle at Pricing
Coupon                     7.949       Original Balance   $11,747,000.00    Accrual begins      5/1/2000
Delay                        14        Current Balance    $11,747,000.00    Factor Date           N/A
Stated Maturity             N/A        Factor                   1           ---------------------------------
Type                    JUN FIX CAP    -------------------------------------
---------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR        10 CPR AFTER YM  15 CPR AFTER YM   25 CPR AFTER YM  50 CPR AFTER YM   100 CPR AFTER YM
                            Yield
-------------------------------------------------------------------------------------------------------------------------------
       100-08               7.9978           7.9978            7.9978           7.9978            7.9978           7.9969
       100-09               7.9931           7.9931            7.9931           7.9931            7.9932           7.9921
       100-10               7.9885           7.9885            7.9885           7.9885            7.9885           7.9874
       100-11               7.9838           7.9838            7.9838           7.9838            7.9838           7.9827
       100-12               7.9791           7.9791            7.9791           7.9791            7.9791           7.9780
       100-13               7.9744           7.9744            7.9744           7.9744            7.9745           7.9732
       100-14               7.9698           7.9698            7.9698           7.9698            7.9698           7.9685
       100-15               7.9651           7.9651            7.9651           7.9651            7.9651           7.9638
       100-16               7.9604           7.9604            7.9604           7.9604            7.9605           7.9591
       100-17               7.9558           7.9558            7.9558           7.9558            7.9558           7.9544
       100-18               7.9511           7.9511            7.9511           7.9511            7.9511           7.9496
       100-19               7.9465           7.9465            7.9465           7.9465            7.9465           7.9449
       100-20               7.9418           7.9418            7.9418           7.9418            7.9418           7.9402
       100-21               7.9371           7.9371            7.9371           7.9371            7.9372           7.9355
       100-22               7.9325           7.9325            7.9325           7.9325            7.9325           7.9308
       100-23               7.9278           7.9278            7.9278           7.9278            7.9279           7.9261
       100-24               7.9232           7.9232            7.9232           7.9232            7.9232           7.9214
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       192.72           192.72            192.72           192.72            192.72           191.83
                  WAL      9.92780           9.92780          9.92780           9.92780          9.92780           9.76110
             Mod Durn       6.652             6.652            6.652             6.652            6.652             6.578
        Mod Convexity       0.585             0.585            0.585             0.585            0.585             0.571
     Principal Window   Apr10 to Apr10   Apr10 to Apr10    Apr10 to Apr10   Apr10 to Apr10    Apr10 to Apr10   Feb10 to Feb10
        Maturity #mos        119               119              119               119              119               117
     Accrued Interest     25,938.03         25,938.03        25,938.03         25,938.03        25,938.03         25,938.03
    Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)

               Prepay      At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR        At 100 CPR
           No prepays   During any YM     During any YM    During any YM     During any YM    During any YM     During any YM
Lockout and penalties  Include penalty   Include penalty  Include penalty   Include penalty  Include penalty   Include penalty

     Ext., if balloon        None             None              None             None              None             None
      Pay Exten Princ

              Default      At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR
        Loss Severity         0                 0                0                 0                0                 0
    Servicer Advances   100% of P & I     100% of P & I    100% of P & I     100% of P & I    100% of P & I     100% of P & I
         Recovery Lag       0 mos             0 mos            0 mos             0 mos            0 mos             0 mos
-------------------------------------------------------------------------------------------------------------------------------

              CMT_3MO             5.820            5.820             5.820            5.820             5.820            5.820
              CMT_6MO             6.000            6.000             6.000            6.000             6.000            6.000
              CMT_1YR             6.030            6.030             6.030            6.030             6.030            6.030
              CMT_2YR             6.345            6.345             6.345            6.345             6.345            6.345
              CMT_5YR             6.256            6.256             6.256            6.256             6.256            6.256
             CMT_10YR             6.030            6.030             6.030            6.030             6.030            6.030
             CMT_30YR             5.880            5.880             5.880            5.880             5.880            5.880
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBB--PRICE/YIELD

-------------------------------------------------------------------------------------------------------------
CUSIP                                  Face               $25,451,000.00    Settle at Pricing
Coupon                     8.4993      Original Balance   $25,451,000.00    Accrual begins      5/1/2000
Delay                        14        Current Balance    $25,451,000.00    Factor Date           N/A
Stated Maturity             N/A        Factor                   1           ---------------------------------
Type                      JUN WAC      -------------------------------------
---------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR        10 CPR AFTER YM  15 CPR AFTER YM   25 CPR AFTER YM  50 CPR AFTER YM   100 CPR AFTER YM
                            Yield
-------------------------------------------------------------------------------------------------------------------------------
       100-08               8.4261           8.4261            8.4261           8.4261            8.4260           8.4223
       100-09               8.4213           8.4213            8.4213           8.4213            8.4212           8.4174
       100-10               8.4166           8.4166            8.4166           8.4165            8.4165           8.4126
       100-11               8.4118           8.4118            8.4118           8.4118            8.4117           8.4078
       100-12               8.4071           8.4070            8.4070           8.4070            8.4069           8.4030
       100-13               8.4023           8.4023            8.4023           8.4022            8.4022           8.3982
       100-14               8.3975           8.3975            8.3975           8.3975            8.3974           8.3934
       100-15               8.3928           8.3928            8.3928           8.3927            8.3927           8.3885
       100-16               8.3880           8.3880            8.3880           8.3880            8.3879           8.3837
       100-17               8.3833           8.3833            8.3832           8.3832            8.3832           8.3789
       100-18               8.3785           8.3785            8.3785           8.3785            8.3784           8.3741
       100-19               8.3738           8.3738            8.3737           8.3737            8.3737           8.3693
       100-20               8.3690           8.3690            8.3690           8.3690            8.3689           8.3645
       100-21               8.3643           8.3643            8.3643           8.3642            8.3642           8.3597
       100-22               8.3595           8.3595            8.3595           8.3595            8.3594           8.3549
       100-23               8.3548           8.3548            8.3548           8.3547            8.3547           8.3501
       100-24               8.3501           8.3500            8.3500           8.3500            8.3499           8.3454
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       235.48           235.47            235.47           235.47            235.46           234.29
                  WAL      9.92780           9.92780          9.92780           9.92780          9.92780           9.76110
             Mod Durn       6.525             6.525            6.525             6.525            6.525             6.454
        Mod Convexity       0.569             0.569            0.569             0.569            0.569             0.555
     Principal Window   Apr10 to Apr10   Apr10 to Apr10    Apr10 to Apr10   Apr10 to Apr10    Apr10 to Apr10   Feb10 to Feb10
        Maturity #mos        119               119              119               119              119               117
     Accrued Interest     60,087.69         60,087.69        60,087.69         60,087.69        60,087.69         60,087.69
    Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)

               Prepay      At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR        At 100 CPR
           No prepays   During any YM     During any YM    During any YM     During any YM    During any YM     During any YM
Lockout and penalties  Include penalty   Include penalty  Include penalty   Include penalty  Include penalty   Include penalty

     Ext., if balloon        None             None              None             None              None             None
      Pay Exten Princ

              Default      At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR
        Loss Severity         0                 0                0                 0                0                 0
    Servicer Advances   100% of P & I     100% of P & I    100% of P & I     100% of P & I    100% of P & I     100% of P & I
         Recovery Lag       0 mos             0 mos            0 mos             0 mos            0 mos             0 mos
-------------------------------------------------------------------------------------------------------------------------------

              CMT_3MO             5.820            5.820             5.820            5.820             5.820            5.820
              CMT_6MO             6.000            6.000             6.000            6.000             6.000            6.000
              CMT_1YR             6.030            6.030             6.030            6.030             6.030            6.030
              CMT_2YR             6.345            6.345             6.345            6.345             6.345            6.345
              CMT_5YR             6.256            6.256             6.256            6.256             6.256            6.256
             CMT_10YR             6.030            6.030             6.030            6.030             6.030            6.030
             CMT_30YR             5.880            5.880             5.880            5.880             5.880            5.880
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBBM--PRICE/YIELD

-------------------------------------------------------------------------------------------------------------
CUSIP                                  Face               $11,746,000.00    Settle at Pricing
Coupon                     8.4993      Original Balance   $11,746,000.00    Accrual begins      5/1/2000
Delay                        14        Current Balance    $11,746,000.00    Factor Date           N/A
Stated Maturity             N/A        Factor                   1           ---------------------------------
Type                      JUN WAC      -------------------------------------
---------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR        10 CPR AFTER YM  15 CPR AFTER YM   25 CPR AFTER YM  50 CPR AFTER YM   100 CPR AFTER YM
                            Yield
-------------------------------------------------------------------------------------------------------------------------------
        97-06               8.8566           8.8582            8.8590           8.8605            8.8635           8.8683
        97-07               8.8519           8.8536            8.8544           8.8559            8.8588           8.8635
        97-08               8.8472           8.8489            8.8497           8.8512            8.8541           8.8588
        97-09               8.8426           8.8442            8.8450           8.8465            8.8494           8.8540
        97-10               8.8379           8.8395            8.8403           8.8418            8.8447           8.8493
        97-11               8.8333           8.8349            8.8357           8.8371            8.8400           8.8446
        97-12               8.8286           8.8302            8.8310           8.8324            8.8353           8.8398
        97-13               8.8239           8.8255            8.8263           8.8278            8.8306           8.8351
        97-14               8.8193           8.8209            8.8216           8.8231            8.8259           8.8303
        97-15               8.8146           8.8162            8.8170           8.8184            8.8212           8.8256
        97-16               8.8100           8.8116            8.8123           8.8138            8.8165           8.8209
        97-17               8.8053           8.8069            8.8077           8.8091            8.8119           8.8162
        97-18               8.8007           8.8023            8.8030           8.8044            8.8072           8.8114
        97-19               8.7961           8.7976            8.7983           8.7998            8.8025           8.8067
        97-20               8.7914           8.7929            8.7937           8.7951            8.7978           8.8020
        97-21               8.7868           8.7883            8.7890           8.7904            8.7931           8.7973
        97-22               8.7821           8.7837            8.7844           8.7858            8.7885           8.7925
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       279.68           279.82            279.88           280.00            280.24           280.56
                  WAL      11.00740         10.97350          10.95690         10.92510          10.86360         10.70080
             Mod Durn       6.876             6.864            6.858             6.846            6.823             6.758
        Mod Convexity       0.648             0.645            0.644             0.641            0.636             0.623
     Principal Window   Apr10 to Apr12   Apr10 to Apr12    Apr10 to Apr12   Apr10 to Mar12    Apr10 to Feb12   Feb10 to Feb12
        Maturity #mos        143               143              143               142              141               141
     Accrued Interest     27,731.33         27,731.33        27,731.33         27,731.33        27,731.33         27,731.33
    Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)

               Prepay      At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR        At 100 CPR
           No prepays   During any YM     During any YM    During any YM     During any YM    During any YM     During any YM
Lockout and penalties  Include penalty   Include penalty  Include penalty   Include penalty  Include penalty   Include penalty

     Ext., if balloon        None             None              None             None              None             None
      Pay Exten Princ

              Default      At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR
        Loss Severity         0                 0                0                 0                0                 0
    Servicer Advances   100% of P & I     100% of P & I    100% of P & I     100% of P & I    100% of P & I     100% of P & I
         Recovery Lag       0 mos             0 mos            0 mos             0 mos            0 mos             0 mos
-------------------------------------------------------------------------------------------------------------------------------

              CMT_3MO             5.820            5.820             5.820            5.820             5.820            5.820
              CMT_6MO             6.000            6.000             6.000            6.000             6.000            6.000
              CMT_1YR             6.030            6.030             6.030            6.030             6.030            6.030
              CMT_2YR             6.345            6.345             6.345            6.345             6.345            6.345
              CMT_5YR             6.256            6.256             6.256            6.256             6.256            6.256
             CMT_10YR             6.030            6.030             6.030            6.030             6.030            6.030
             CMT_30YR             5.880            5.880             5.880            5.880             5.880            5.880
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS X--PRICE/YIELD

-------------------------------------------------------------------------------------------------------------
CUSIP                                  Face              $783,097,303.54    Settle at Pricing
Coupon                     0.976       Original Balance  $783,097,303.54    Accrual begins      5/1/2000
Delay                        14        Current Balance   $783,097,303.54    Factor Date           N/A
Stated Maturity             N/A        Factor                   1           ---------------------------------
Type                     SEN WAC IO    -------------------------------------
---------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR        10 CPR AFTER YM  15 CPR AFTER YM   25 CPR AFTER YM  50 CPR AFTER YM   100 CPR AFTER YM
                            Yield
-------------------------------------------------------------------------------------------------------------------------------
        5-03               10.9254           10.9008          10.8918           10.8774          10.8509           10.6472
        5-03+              10.8525           10.8277          10.8186           10.8041          10.7775           10.5733
        5-04               10.7800           10.7550          10.7458           10.7312          10.7045           10.4998
        5-04+              10.7078           10.6826          10.6733           10.6587          10.6318           10.4267
        5-05               10.6360           10.6106          10.6012           10.5865          10.5595           10.3539
        5-05+              10.5645           10.5389          10.5295           10.5147          10.4875           10.2814
        5-06               10.4934           10.4676          10.4581           10.4432          10.4159           10.2093
        5-06+              10.4227           10.3966          10.3871           10.3721          10.3446           10.1376
        5-07               10.3523           10.3260          10.3164           10.3013          10.2737           10.0662
        5-07+              10.2822           10.2558          10.2461           10.2309          10.2032            9.9952
        5-08               10.2125           10.1858          10.1761           10.1608          10.1329            9.9245
        5-08+              10.1431           10.1162          10.1064           10.0910          10.0631            9.8541
        5-09               10.0741           10.0470          10.0371           10.0216           9.9935            9.7841
        5-09+              10.0054            9.9781           9.9681            9.9525           9.9243            9.7144
        5-10                9.9370            9.9095           9.8995            9.8838           9.8554            9.6451
        5-10+               9.8690            9.8412           9.8312            9.8153           9.7869            9.5761
        5-11                9.8013            9.7733           9.7632            9.7472           9.7186            9.5074
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       431.37           428.57            427.56           425.96            423.09           401.61
                  WAL      9.81130           9.77270          9.76020           9.74240          9.71570           9.55550
             Mod Durn       4.241             4.229            4.224             4.219            4.211             4.183
        Mod Convexity       0.298             0.294            0.293             0.292            0.290             0.286
     Principal Window   Jun00 to Sep29   Jun00 to Sep29    Jun00 to Sep29   Jun00 to Sep29    Jun00 to Sep29   Jun00 to Mar25
        Maturity #mos        352               352              352               352              352               298
     Accrued Interest     212,306.69       212,306.69        212,306.69       212,306.69        212,306.69       212,306.69
    Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)

               Prepay      At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR        At 100 CPR
           No prepays   During any YM     During any YM    During any YM     During any YM    During any YM     During any YM
Lockout and penalties  Include penalty   Include penalty  Include penalty   Include penalty  Include penalty   Include penalty

     Ext., if balloon        None             None              None             None              None             None
      Pay Exten Princ

              Default      At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR
        Loss Severity         0                 0                0                 0                0                 0
    Servicer Advances   100% of P & I     100% of P & I    100% of P & I     100% of P & I    100% of P & I     100% of P & I
         Recovery Lag       0 mos             0 mos            0 mos             0 mos            0 mos             0 mos
-------------------------------------------------------------------------------------------------------------------------------

              CMT_3MO             5.820            5.820             5.820            5.820             5.820            5.820
              CMT_6MO             6.000            6.000             6.000            6.000             6.000            6.000
              CMT_1YR             6.030            6.030             6.030            6.030             6.030            6.030
              CMT_2YR             6.345            6.345             6.345            6.345             6.345            6.345
              CMT_5YR             6.256            6.256             6.256            6.256             6.256            6.256
             CMT_10YR             6.030            6.030             6.030            6.030             6.030            6.030
             CMT_30YR             5.880            5.880             5.880            5.880             5.880            5.880
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS AAA_1--PRICE/YIELD

-----------------------------------------------------------------------------------------------------------
CUSIP                                 Face               $96,000,000.00    Settle at Pricing
Coupon                     7.487      Original Balance   $96,000,000.00    Accrual begins     5/1/2000
Delay                       14        Current Balance    $96,000,000.00    Factor Date           N/A
Stated Maturity             N/A       Factor                   1           --------------------------------
Type                    SEN FIX CAP   -------------------------------------
--------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR           10 CPR            15 CPR           25 CPR           50 CPR           100 CPR
                            Yield
-----------------------------------------------------------------------------------------------------------------------------
       100-08              7.4804           7.7738            7.8883           8.0695           8.3391           8.6758
       100-09              7.4732           7.7658            7.8800           8.0606           8.3292           8.6645
       100-10              7.4661           7.7578            7.8717           8.0517           8.3193           8.6531
       100-11              7.4589           7.7498            7.8634           8.0428           8.3095           8.6418
       100-12              7.4518           7.7419            7.8551           8.0339           8.2996           8.6304
       100-13              7.4447           7.7339            7.8467           8.0250           8.2897           8.6191
       100-14              7.4375           7.7259            7.8384           8.0161           8.2798           8.6078
       100-15              7.4304           7.7180            7.8301           8.0072           8.2700           8.5965
       100-16              7.4233           7.7100            7.8218           7.9984           8.2601           8.5852
       100-17              7.4161           7.7020            7.8135           7.9895           8.2503           8.5739
       100-18              7.4090           7.6941            7.8052           7.9807           8.2404           8.5626
       100-19              7.4019           7.6861            7.7970           7.9718           8.2306           8.5514
       100-20              7.3948           7.6782            7.7887           7.9629           8.2208           8.5401
       100-21              7.3876           7.6702            7.7804           7.9541           8.2109           8.5288
       100-22              7.3805           7.6623            7.7721           7.9453           8.2011           8.5176
       100-23              7.3734           7.6543            7.7639           7.9364           8.1913           8.5063
       100-24              7.3663           7.6464            7.7556           7.9276           8.1815           8.4951
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      119.94           145.70            156.15           172.88           197.80           229.10
                  WAL      5.71070          5.06560          4.85480           4.54090          4.11900          3.71290
             Mod Durn       4.352            3.897            3.740             3.500            3.150            2.747
        Mod Convexity       0.278            0.230            0.216             0.195            0.170            0.152
     Principal Window  Jun00 to Jul09   Jun00 to Aug08    Jun00 to Jun08   Jun00 to Jun08   Jun00 to Jun08   Jun00 to Apr08
        Maturity #mos        110              99                97               97               97               95
     Accrued Interest    199,653.33       199,653.33        199,653.33       199,653.33       199,653.33       199,653.33
    Total Collat Loss   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)

               Prepay     At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR       At 100 CPR
           No prepays
Lockout and penalties  Include penalty  Include penalty  Include penalty   Include penalty  Include penalty  Include penalty

     Ext., if balloon       None             None              None             None             None             None
      Pay Exten Princ

              Default     At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR         At 0 CDR         At 0 CDR
        Loss Severity         0                0                0                 0                0                0
    Servicer Advances   100% of P & I    100% of P & I    100% of P & I     100% of P & I    100% of P & I    100% of P & I
         Recovery Lag       0 mos            0 mos            0 mos             0 mos            0 mos            0 mos
-----------------------------------------------------------------------------------------------------------------------------

              CMT_3MO            5.820            5.820             5.820            5.820            5.820            5.820
              CMT_6MO            6.000            6.000             6.000            6.000            6.000            6.000
              CMT_1YR            6.030            6.030             6.030            6.030            6.030            6.030
              CMT_2YR            6.345            6.345             6.345            6.345            6.345            6.345
              CMT_5YR            6.256            6.256             6.256            6.256            6.256            6.256
             CMT_10YR            6.030            6.030             6.030            6.030            6.030            6.030
             CMT_30YR            5.880            5.880             5.880            5.880            5.880            5.880
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS AAA_2--PRICE/YIELD

-----------------------------------------------------------------------------------------------------------
CUSIP                                 Face              $485,449,000.00    Settle at Pricing
Coupon                     7.61       Original Balance  $485,449,000.00    Accrual begins     5/1/2000
Delay                       14        Current Balance   $485,449,000.00    Factor Date           N/A
Stated Maturity             N/A       Factor                   1           --------------------------------
Type                    JUN FIX CAP   -------------------------------------
--------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR           10 CPR            15 CPR           25 CPR           50 CPR           100 CPR
                            Yield
-----------------------------------------------------------------------------------------------------------------------------
       100-08              7.6496           7.6505            7.6505           7.6500           7.6492           7.6481
       100-09              7.6449           7.6458            7.6458           7.6453           7.6445           7.6433
       100-10              7.6402           7.6411            7.6411           7.6405           7.6398           7.6386
       100-11              7.6355           7.6365            7.6364           7.6358           7.6350           7.6338
       100-12              7.6308           7.6318            7.6317           7.6311           7.6303           7.6291
       100-13              7.6261           7.6271            7.6270           7.6265           7.6256           7.6243
       100-14              7.6215           7.6224            7.6223           7.6218           7.6209           7.6195
       100-15              7.6168           7.6177            7.6176           7.6171           7.6162           7.6148
       100-16              7.6121           7.6130            7.6130           7.6124           7.6115           7.6100
       100-17              7.6075           7.6083            7.6083           7.6077           7.6068           7.6053
       100-18              7.6028           7.6037            7.6036           7.6030           7.6022           7.6005
       100-19              7.5981           7.5990            7.5989           7.5983           7.5975           7.5958
       100-20              7.5935           7.5943            7.5942           7.5936           7.5928           7.5910
       100-21              7.5888           7.5896            7.5896           7.5889           7.5881           7.5863
       100-22              7.5841           7.5850            7.5849           7.5843           7.5834           7.5815
       100-23              7.5795           7.5803            7.5802           7.5796           7.5787           7.5768
       100-24              7.5748           7.5756            7.5755           7.5749           7.5740           7.5721
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      156.75           156.71            156.65           156.52           156.36           155.45
                  WAL      9.67610          9.64790          9.63560           9.62030          9.60210          9.43510
             Mod Durn       6.642            6.629            6.623             6.615            6.607            6.528
        Mod Convexity       0.576            0.574            0.573             0.572            0.570            0.555
     Principal Window  Jul09 to Mar10   Aug08 to Mar10    Jun08 to Mar10   Jun08 to Mar10   Jun08 to Mar10   Apr08 to Jan10
        Maturity #mos        118              118              118               118              118              116
     Accrued Interest   1,026,185.25     1,026,185.25      1,026,185.25     1,026,185.25     1,026,185.25     1,026,185.25
    Total Collat Loss   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)

               Prepay     At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR       At 100 CPR
           No prepays
Lockout and penalties  Include penalty  Include penalty  Include penalty   Include penalty  Include penalty  Include penalty

     Ext., if balloon       None             None              None             None             None             None
      Pay Exten Princ

              Default     At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR         At 0 CDR         At 0 CDR
        Loss Severity         0                0                0                 0                0                0
    Servicer Advances   100% of P & I    100% of P & I    100% of P & I     100% of P & I    100% of P & I    100% of P & I
         Recovery Lag       0 mos            0 mos            0 mos             0 mos            0 mos            0 mos
-----------------------------------------------------------------------------------------------------------------------------

              CMT_3MO            5.820            5.820             5.820            5.820            5.820            5.820
              CMT_6MO            6.000            6.000             6.000            6.000            6.000            6.000
              CMT_1YR            6.030            6.030             6.030            6.030            6.030            6.030
              CMT_2YR            6.345            6.345             6.345            6.345            6.345            6.345
              CMT_5YR            6.256            6.256             6.256            6.256            6.256            6.256
             CMT_10YR            6.030            6.030             6.030            6.030            6.030            6.030
             CMT_30YR            5.880            5.880             5.880            5.880            5.880            5.880
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS AA--PRICE/YIELD

-----------------------------------------------------------------------------------------------------------
CUSIP                                 Face               $39,155,000.00    Settle at Pricing
Coupon                     7.735      Original Balance   $39,155,000.00    Accrual begins     5/1/2000
Delay                       14        Current Balance    $39,155,000.00    Factor Date           N/A
Stated Maturity             N/A       Factor                   1           --------------------------------
Type                    JUN FIX CAP   -------------------------------------
--------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR           10 CPR            15 CPR           25 CPR           50 CPR           100 CPR
                            Yield
-----------------------------------------------------------------------------------------------------------------------------
       100-08              7.7786           7.7787            7.7787           7.7785           7.7784           7.7774
       100-09              7.7740           7.7741            7.7740           7.7739           7.7737           7.7727
       100-10              7.7693           7.7694            7.7694           7.7692           7.7691           7.7680
       100-11              7.7647           7.7648            7.7647           7.7645           7.7644           7.7633
       100-12              7.7601           7.7601            7.7601           7.7599           7.7598           7.7586
       100-13              7.7554           7.7555            7.7554           7.7552           7.7551           7.7539
       100-14              7.7508           7.7509            7.7508           7.7506           7.7505           7.7492
       100-15              7.7461           7.7462            7.7461           7.7460           7.7458           7.7445
       100-16              7.7415           7.7416            7.7415           7.7413           7.7412           7.7398
       100-17              7.7369           7.7369            7.7369           7.7367           7.7365           7.7351
       100-18              7.7323           7.7323            7.7322           7.7320           7.7319           7.7304
       100-19              7.7276           7.7277            7.7276           7.7274           7.7272           7.7257
       100-20              7.7230           7.7230            7.7230           7.7228           7.7226           7.7210
       100-21              7.7184           7.7184            7.7183           7.7181           7.7180           7.7163
       100-22              7.7138           7.7138            7.7137           7.7135           7.7133           7.7116
       100-23              7.7092           7.7092            7.7091           7.7089           7.7087           7.7069
       100-24              7.7045           7.7045            7.7044           7.7042           7.7041           7.7022
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      170.66           170.55            170.51           170.45           170.41           169.52
                  WAL      9.89190          9.86670          9.85930           9.84920          9.84440          9.67780
             Mod Durn       6.703            6.691            6.688             6.683            6.681            6.605
        Mod Convexity       0.591            0.588            0.588             0.587            0.586            0.572
     Principal Window  Mar10 to Apr10   Mar10 to Apr10    Mar10 to Apr10   Mar10 to Apr10   Mar10 to Mar10   Jan10 to Jan10
        Maturity #mos        119              119              119               119              118              116
     Accrued Interest     84,128.87        84,128.87        84,128.87         84,128.87        84,128.87        84,128.87
    Total Collat Loss   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)

               Prepay     At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR       At 100 CPR
           No prepays
Lockout and penalties  Include penalty  Include penalty  Include penalty   Include penalty  Include penalty  Include penalty

     Ext., if balloon       None             None              None             None             None             None
      Pay Exten Princ

              Default     At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR         At 0 CDR         At 0 CDR
        Loss Severity         0                0                0                 0                0                0
    Servicer Advances   100% of P & I    100% of P & I    100% of P & I     100% of P & I    100% of P & I    100% of P & I
         Recovery Lag       0 mos            0 mos            0 mos             0 mos            0 mos            0 mos
-----------------------------------------------------------------------------------------------------------------------------

              CMT_3MO            5.820            5.820             5.820            5.820            5.820            5.820
              CMT_6MO            6.000            6.000             6.000            6.000            6.000            6.000
              CMT_1YR            6.030            6.030             6.030            6.030            6.030            6.030
              CMT_2YR            6.345            6.345             6.345            6.345            6.345            6.345
              CMT_5YR            6.256            6.256             6.256            6.256            6.256            6.256
             CMT_10YR            6.030            6.030             6.030            6.030            6.030            6.030
             CMT_30YR            5.880            5.880             5.880            5.880            5.880            5.880
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS A--PRICE/YIELD

-----------------------------------------------------------------------------------------------------------
CUSIP                                 Face               $35,239,000.00    Settle at Pricing
Coupon                     7.851      Original Balance   $35,239,000.00    Accrual begins     5/1/2000
Delay                       14        Current Balance    $35,239,000.00    Factor Date           N/A
Stated Maturity             N/A       Factor                   1           --------------------------------
Type                    JUN FIX CAP   -------------------------------------
--------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR           10 CPR            15 CPR           25 CPR           50 CPR           100 CPR
                            Yield
-----------------------------------------------------------------------------------------------------------------------------
       100-08              7.8975           7.8977            7.8977           7.8976           7.8974           7.8964
       100-09              7.8928           7.8930            7.8930           7.8929           7.8928           7.8916
       100-10              7.8882           7.8884            7.8884           7.8883           7.8881           7.8869
       100-11              7.8835           7.8837            7.8837           7.8836           7.8835           7.8822
       100-12              7.8789           7.8791            7.8791           7.8790           7.8788           7.8775
       100-13              7.8742           7.8744            7.8744           7.8743           7.8742           7.8728
       100-14              7.8696           7.8698            7.8698           7.8697           7.8695           7.8681
       100-15              7.8649           7.8651            7.8651           7.8650           7.8648           7.8633
       100-16              7.8603           7.8605            7.8605           7.8604           7.8602           7.8586
       100-17              7.8557           7.8559            7.8558           7.8558           7.8556           7.8539
       100-18              7.8510           7.8512            7.8512           7.8511           7.8509           7.8492
       100-19              7.8464           7.8466            7.8466           7.8465           7.8463           7.8445
       100-20              7.8417           7.8419            7.8419           7.8418           7.8416           7.8398
       100-21              7.8371           7.8373            7.8373           7.8372           7.8370           7.8351
       100-22              7.8325           7.8327            7.8327           7.8326           7.8323           7.8304
       100-23              7.8278           7.8280            7.8280           7.8279           7.8277           7.8257
       100-24              7.8232           7.8234            7.8234           7.8233           7.8231           7.8210
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      182.70           182.72            182.72           182.71           182.62           181.62
                  WAL      9.92780          9.92780          9.92780           9.92780          9.91260          9.72550
             Mod Durn       6.682            6.682            6.682             6.682            6.676            6.591
        Mod Convexity       0.589            0.589            0.589             0.589            0.588            0.571
     Principal Window  Apr10 to Apr10   Apr10 to Apr10    Apr10 to Apr10   Apr10 to Apr10   Mar10 to Apr10   Jan10 to Feb10
        Maturity #mos        119              119              119               119              119              117
     Accrued Interest     76,850.39        76,850.39        76,850.39         76,850.39        76,850.39        76,850.39
    Total Collat Loss   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)

               Prepay     At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR       At 100 CPR
           No prepays
Lockout and penalties  Include penalty  Include penalty  Include penalty   Include penalty  Include penalty  Include penalty

     Ext., if balloon       None             None              None             None             None             None
      Pay Exten Princ

              Default     At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR         At 0 CDR         At 0 CDR
        Loss Severity         0                0                0                 0                0                0
    Servicer Advances   100% of P & I    100% of P & I    100% of P & I     100% of P & I    100% of P & I    100% of P & I
         Recovery Lag       0 mos            0 mos            0 mos             0 mos            0 mos            0 mos
-----------------------------------------------------------------------------------------------------------------------------

              CMT_3MO            5.820            5.820             5.820            5.820            5.820            5.820
              CMT_6MO            6.000            6.000             6.000            6.000            6.000            6.000
              CMT_1YR            6.030            6.030             6.030            6.030            6.030            6.030
              CMT_2YR            6.345            6.345             6.345            6.345            6.345            6.345
              CMT_5YR            6.256            6.256             6.256            6.256            6.256            6.256
             CMT_10YR            6.030            6.030             6.030            6.030            6.030            6.030
             CMT_30YR            5.880            5.880             5.880            5.880            5.880            5.880
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS AM--PRICE/YIELD

-----------------------------------------------------------------------------------------------------------
CUSIP                                 Face               $11,747,000.00    Settle at Pricing
Coupon                     7.949      Original Balance   $11,747,000.00    Accrual begins     5/1/2000
Delay                       14        Current Balance    $11,747,000.00    Factor Date           N/A
Stated Maturity             N/A       Factor                   1           --------------------------------
Type                    JUN FIX CAP   -------------------------------------
--------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR           10 CPR            15 CPR           25 CPR           50 CPR           100 CPR
                            Yield
-----------------------------------------------------------------------------------------------------------------------------
       100-08              7.9978           7.9980            7.9980           7.9979           7.9978           7.9969
       100-09              7.9931           7.9933            7.9933           7.9932           7.9932           7.9921
       100-10              7.9885           7.9887            7.9886           7.9886           7.9885           7.9874
       100-11              7.9838           7.9840            7.9840           7.9839           7.9838           7.9827
       100-12              7.9791           7.9793            7.9793           7.9792           7.9791           7.9780
       100-13              7.9744           7.9746            7.9746           7.9745           7.9745           7.9732
       100-14              7.9698           7.9700            7.9699           7.9699           7.9698           7.9685
       100-15              7.9651           7.9653            7.9653           7.9652           7.9651           7.9638
       100-16              7.9604           7.9606            7.9606           7.9605           7.9605           7.9591
       100-17              7.9558           7.9560            7.9560           7.9559           7.9558           7.9544
       100-18              7.9511           7.9513            7.9513           7.9512           7.9511           7.9496
       100-19              7.9465           7.9467            7.9466           7.9466           7.9465           7.9449
       100-20              7.9418           7.9420            7.9420           7.9419           7.9418           7.9402
       100-21              7.9371           7.9373            7.9373           7.9372           7.9372           7.9355
       100-22              7.9325           7.9327            7.9327           7.9326           7.9325           7.9308
       100-23              7.9278           7.9280            7.9280           7.9279           7.9279           7.9261
       100-24              7.9232           7.9234            7.9234           7.9233           7.9232           7.9214
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      192.72           192.74            192.74           192.73           192.72           191.83
                  WAL      9.92780          9.92780          9.92780           9.92780          9.92780          9.76110
             Mod Durn       6.652            6.652            6.652             6.652            6.652            6.578
        Mod Convexity       0.585            0.585            0.585             0.585            0.585            0.571
     Principal Window  Apr10 to Apr10   Apr10 to Apr10    Apr10 to Apr10   Apr10 to Apr10   Apr10 to Apr10   Feb10 to Feb10
        Maturity #mos        119              119              119               119              119              117
     Accrued Interest     25,938.03        25,938.03        25,938.03         25,938.03        25,938.03        25,938.03
    Total Collat Loss   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)

               Prepay     At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR       At 100 CPR
           No prepays
Lockout and penalties  Include penalty  Include penalty  Include penalty   Include penalty  Include penalty  Include penalty

     Ext., if balloon       None             None              None             None             None             None
      Pay Exten Princ

              Default     At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR         At 0 CDR         At 0 CDR
        Loss Severity         0                0                0                 0                0                0
    Servicer Advances   100% of P & I    100% of P & I    100% of P & I     100% of P & I    100% of P & I    100% of P & I
         Recovery Lag       0 mos            0 mos            0 mos             0 mos            0 mos            0 mos
-----------------------------------------------------------------------------------------------------------------------------

              CMT_3MO            5.820            5.820             5.820            5.820            5.820            5.820
              CMT_6MO            6.000            6.000             6.000            6.000            6.000            6.000
              CMT_1YR            6.030            6.030             6.030            6.030            6.030            6.030
              CMT_2YR            6.345            6.345             6.345            6.345            6.345            6.345
              CMT_5YR            6.256            6.256             6.256            6.256            6.256            6.256
             CMT_10YR            6.030            6.030             6.030            6.030            6.030            6.030
             CMT_30YR            5.880            5.880             5.880            5.880            5.880            5.880
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBB--PRICE/YIELD

-----------------------------------------------------------------------------------------------------------
CUSIP                                 Face               $25,451,000.00    Settle at Pricing
Coupon                    8.4993      Original Balance   $25,451,000.00    Accrual begins     5/1/2000
Delay                       14        Current Balance    $25,451,000.00    Factor Date           N/A
Stated Maturity             N/A       Factor                   1           --------------------------------
Type                      JUN WAC     -------------------------------------
--------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR           10 CPR            15 CPR           25 CPR           50 CPR           100 CPR
                            Yield
-----------------------------------------------------------------------------------------------------------------------------
       100-08              8.4261           8.4386            8.4428           8.4488           8.4565           8.4603
       100-09              8.4213           8.4338            8.4380           8.4440           8.4517           8.4555
       100-10              8.4166           8.4290            8.4333           8.4393           8.4469           8.4507
       100-11              8.4118           8.4243            8.4285           8.4345           8.4421           8.4459
       100-12              8.4071           8.4195            8.4237           8.4297           8.4374           8.4410
       100-13              8.4023           8.4147            8.4190           8.4250           8.4326           8.4362
       100-14              8.3975           8.4100            8.4142           8.4202           8.4278           8.4314
       100-15              8.3928           8.4052            8.4094           8.4154           8.4231           8.4266
       100-16              8.3880           8.4005            8.4047           8.4107           8.4183           8.4218
       100-17              8.3833           8.3957            8.3999           8.4059           8.4136           8.4169
       100-18              8.3785           8.3909            8.3952           8.4012           8.4088           8.4121
       100-19              8.3738           8.3862            8.3904           8.3964           8.4041           8.4073
       100-20              8.3690           8.3814            8.3857           8.3917           8.3993           8.4025
       100-21              8.3643           8.3767            8.3809           8.3869           8.3946           8.3977
       100-22              8.3595           8.3720            8.3762           8.3822           8.3898           8.3929
       100-23              8.3548           8.3672            8.3714           8.3774           8.3851           8.3881
       100-24              8.3501           8.3625            8.3667           8.3727           8.3803           8.3833
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      235.48           236.72            237.14           237.74           238.51           238.10
                  WAL      9.92780          9.92780          9.92780           9.92780          9.92780          9.76110
             Mod Durn       6.525            6.523            6.522             6.520            6.518            6.443
        Mod Convexity       0.569            0.568            0.568             0.568            0.568            0.554
     Principal Window  Apr10 to Apr10   Apr10 to Apr10    Apr10 to Apr10   Apr10 to Apr10   Apr10 to Apr10   Feb10 to Feb10
        Maturity #mos        119              119              119               119              119              117
     Accrued Interest     60,087.69        60,087.69        60,087.69         60,087.69        60,087.69        60,087.69
    Total Collat Loss   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)

               Prepay     At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR       At 100 CPR
           No prepays
Lockout and penalties  Include penalty  Include penalty  Include penalty   Include penalty  Include penalty  Include penalty

     Ext., if balloon       None             None              None             None             None             None
      Pay Exten Princ

              Default     At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR         At 0 CDR         At 0 CDR
        Loss Severity         0                0                0                 0                0                0
    Servicer Advances   100% of P & I    100% of P & I    100% of P & I     100% of P & I    100% of P & I    100% of P & I
         Recovery Lag       0 mos            0 mos            0 mos             0 mos            0 mos            0 mos
-----------------------------------------------------------------------------------------------------------------------------

              CMT_3MO            5.820            5.820             5.820            5.820            5.820            5.820
              CMT_6MO            6.000            6.000             6.000            6.000            6.000            6.000
              CMT_1YR            6.030            6.030             6.030            6.030            6.030            6.030
              CMT_2YR            6.345            6.345             6.345            6.345            6.345            6.345
              CMT_5YR            6.256            6.256             6.256            6.256            6.256            6.256
             CMT_10YR            6.030            6.030             6.030            6.030            6.030            6.030
             CMT_30YR            5.880            5.880             5.880            5.880            5.880            5.880
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBBM--PRICE/YIELD

-----------------------------------------------------------------------------------------------------------
CUSIP                                 Face               $11,746,000.00    Settle at Pricing
Coupon                    8.4993      Original Balance   $11,746,000.00    Accrual begins     5/1/2000
Delay                       14        Current Balance    $11,746,000.00    Factor Date           N/A
Stated Maturity             N/A       Factor                   1           --------------------------------
Type                      JUN WAC     -------------------------------------
--------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR           10 CPR            15 CPR           25 CPR           50 CPR           100 CPR
                            Yield
-----------------------------------------------------------------------------------------------------------------------------
        97-06              8.8566           8.9183            8.9203           8.9264           8.9342           8.9436
        97-07              8.8519           8.9134            8.9153           8.9214           8.9293           8.9386
        97-08              8.8472           8.9084            8.9103           8.9164           8.9243           8.9336
        97-09              8.8426           8.9034            8.9054           8.9115           8.9193           8.9285
        97-10              8.8379           8.8985            8.9004           8.9065           8.9143           8.9235
        97-11              8.8333           8.8935            8.8954           8.9015           8.9094           8.9185
        97-12              8.8286           8.8885            8.8905           8.8966           8.9044           8.9134
        97-13              8.8239           8.8836            8.8855           8.8916           8.8994           8.9084
        97-14              8.8193           8.8786            8.8805           8.8867           8.8945           8.9034
        97-15              8.8146           8.8737            8.8756           8.8817           8.8895           8.8984
        97-16              8.8100           8.8687            8.8706           8.8767           8.8846           8.8934
        97-17              8.8053           8.8638            8.8657           8.8718           8.8796           8.8884
        97-18              8.8007           8.8588            8.8607           8.8668           8.8747           8.8834
        97-19              8.7961           8.8539            8.8558           8.8619           8.8697           8.8783
        97-20              8.7914           8.8489            8.8508           8.8569           8.8648           8.8733
        97-21              8.7868           8.8440            8.8459           8.8520           8.8598           8.8683
        97-22              8.7821           8.8391            8.8410           8.8471           8.8549           8.8633
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      279.68           284.56            284.73           285.34           286.12           286.26
                  WAL     11.00740          9.93360          9.92780           9.92780          9.92780          9.76110
             Mod Durn       6.876            6.457            6.454             6.452            6.450            6.376
        Mod Convexity       0.648            0.560            0.560             0.559            0.559            0.545
     Principal Window  Apr10 to Apr12   Apr10 to Jun10    Apr10 to Apr10   Apr10 to Apr10   Apr10 to Apr10   Feb10 to Feb10
        Maturity #mos        143              121              119               119              119              117
     Accrued Interest     27,731.33        27,731.33        27,731.33         27,731.33        27,731.33        27,731.33
    Total Collat Loss   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)

               Prepay     At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR       At 100 CPR
           No prepays
Lockout and penalties  Include penalty  Include penalty  Include penalty   Include penalty  Include penalty  Include penalty

     Ext., if balloon       None             None              None             None             None             None
      Pay Exten Princ

              Default     At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR         At 0 CDR         At 0 CDR
        Loss Severity         0                0                0                 0                0                0
    Servicer Advances   100% of P & I    100% of P & I    100% of P & I     100% of P & I    100% of P & I    100% of P & I
         Recovery Lag       0 mos            0 mos            0 mos             0 mos            0 mos            0 mos
-----------------------------------------------------------------------------------------------------------------------------

              CMT_3MO            5.820            5.820             5.820            5.820            5.820            5.820
              CMT_6MO            6.000            6.000             6.000            6.000            6.000            6.000
              CMT_1YR            6.030            6.030             6.030            6.030            6.030            6.030
              CMT_2YR            6.345            6.345             6.345            6.345            6.345            6.345
              CMT_5YR            6.256            6.256             6.256            6.256            6.256            6.256
             CMT_10YR            6.030            6.030             6.030            6.030            6.030            6.030
             CMT_30YR            5.880            5.880             5.880            5.880            5.880            5.880
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS X--PRICE/YIELD

-----------------------------------------------------------------------------------------------------------
CUSIP                                 Face              $783,097,303.54    Settle at Pricing
Coupon                     0.976      Original Balance  $783,097,303.54    Accrual begins     5/1/2000
Delay                       14        Current Balance   $783,097,303.54    Factor Date           N/A
Stated Maturity             N/A       Factor                   1           --------------------------------
Type                    SEN WAC IO    -------------------------------------
--------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------
        PRICE               0 CPR           10 CPR            15 CPR           25 CPR           50 CPR           100 CPR
                            Yield
-----------------------------------------------------------------------------------------------------------------------------
        5-03               10.9254          10.9787          10.9878           11.0038          11.0305          10.8934
        5-03+              10.8525          10.9053          10.9143           10.9300          10.9563          10.8185
        5-04               10.7800          10.8323          10.8411           10.8566          10.8826          10.7439
        5-04+              10.7078          10.7597          10.7683           10.7836          10.8092          10.6697
        5-05               10.6360          10.6875          10.6959           10.7109          10.7361          10.5958
        5-05+              10.5645          10.6156          10.6238           10.6386          10.6635          10.5223
        5-06               10.4934          10.5440          10.5521           10.5666          10.5912          10.4492
        5-06+              10.4227          10.4729          10.4808           10.4950          10.5192          10.3764
        5-07               10.3523          10.4020          10.4098           10.4237          10.4476          10.3040
        5-07+              10.2822          10.3315          10.3391           10.3528          10.3763          10.2320
        5-08               10.2125          10.2614          10.2688           10.2823          10.3054          10.1603
        5-08+              10.1431          10.1916          10.1988           10.2120          10.2348          10.0889
        5-09               10.0741          10.1221          10.1291           10.1421          10.1646          10.0179
        5-09+              10.0054          10.0530          10.0598           10.0726          10.0947           9.9472
        5-10                9.9370           9.9842           9.9909           10.0034          10.0251           9.8768
        5-10+               9.8690           9.9157           9.9222            9.9345           9.9559           9.8068
        5-11                9.8013           9.8475           9.8539            9.8659           9.8870           9.7371
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      431.37           435.45            435.96           437.03           439.03           423.74
                  WAL      9.81130          9.61180          9.55460           9.48160          9.39670          9.18940
             Mod Durn       4.241            4.215            4.205             4.190            4.170            4.123
        Mod Convexity       0.298            0.292            0.290             0.287            0.284            0.278
     Principal Window  Jun00 to Sep29   Jun00 to Sep29    Jun00 to Sep29   Jun00 to Sep29   Jun00 to Sep29   Jun00 to Mar25
        Maturity #mos        352              352              352               352              352              298
     Accrued Interest    212,306.69       212,306.69        212,306.69       212,306.69       212,306.69       212,306.69
    Total Collat Loss   0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)     0.00 (0.00%)

               Prepay     At 0 CPR         At 10 CPR        At 15 CPR         At 25 CPR        At 50 CPR       At 100 CPR
           No prepays
Lockout and penalties  Include penalty  Include penalty  Include penalty   Include penalty  Include penalty  Include penalty

     Ext., if balloon       None             None              None             None             None             None
      Pay Exten Princ

              Default     At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR         At 0 CDR         At 0 CDR
        Loss Severity         0                0                0                 0                0                0
    Servicer Advances   100% of P & I    100% of P & I    100% of P & I     100% of P & I    100% of P & I    100% of P & I
         Recovery Lag       0 mos            0 mos            0 mos             0 mos            0 mos            0 mos
-----------------------------------------------------------------------------------------------------------------------------

              CMT_3MO            5.820            5.820             5.820            5.820            5.820            5.820
              CMT_6MO            6.000            6.000             6.000            6.000            6.000            6.000
              CMT_1YR            6.030            6.030             6.030            6.030            6.030            6.030
              CMT_2YR            6.345            6.345             6.345            6.345            6.345            6.345
              CMT_5YR            6.256            6.256             6.256            6.256            6.256            6.256
             CMT_10YR            6.030            6.030             6.030            6.030            6.030            6.030
             CMT_30YR            5.880            5.880             5.880            5.880            5.880            5.880
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, Class IO--Price/Yield

-------------------------------------------------------------------------------------------------------------------------------
CUSIP                                          Face                    $783,097,303.54      Settle at Pricing
Coupon                        0.976            Original Balance        $783,097,303.54      Accrual begins               5/1/00
Delay                           14             Current Balance         $783,097,303.54      Factor Date                   N/A
Stated Maturity                N/A             Factor                         1             -----------------------------------
Type                        SEN WAC IO         ---------------------------------------------
-----------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.254, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------------
                                 0CPR; ym; Ext0mo          10CPR; ym; Ext0mo          15CPR; ym; Ext0mo
                                  100% 0% rules;             100% 0% rules;            100% 0% rules;
                                 3CDR,30% adv100%           3CDR,30% adv100%          3CDR,30% adv100%
           Price                      lag12                      lag12                      lag12
                                      Yield
-------------------------------------------------------------------------------------------------------------
           4-31                       7.5366                     7.5116                    7.5026
           5-00                       7.3831                     7.3576                    7.3484
           5-01                       7.2312                     7.2052                    7.1959
           5-02                       7.0809                     7.0544                    7.0449
           5-03                       6.9321                     6.9051                    6.8954
           5-04                       6.7848                     6.7573                    6.7474
           5-05                       6.6390                     6.6110                    6.6010
           5-06                       6.4947                     6.4661                    6.4559
           5-07                       6.3518                     6.3227                    6.3123
           5-08                       6.2103                     6.1807                    6.1702
           5-09                       6.0702                     6.0400                    6.0294
           5-10                       5.9315                     5.9008                    5.8899
           5-11                       5.7941                     5.7629                    5.7518
           5-12                       5.6580                     5.6263                    5.6151
           5-13                       5.5233                     5.4910                    5.4796
           5-14                       5.3898                     5.3569                    5.3454
           5-15                       5.2576                     5.2242                    5.2124
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
      Spread @ Center Price           26.16                      23.15                      22.09
                        WAL          8.65630                    8.63480                    8.62750
                   Mod Durn           4.190                      4.174                      4.169
              Mod Convexity           0.293                      0.289                      0.288
           Principal Window       Jun00 to Sep29             Jun00 to Sep29            Jun00 to Sep29
              Maturity #mos            352                        352                        352
           Accrued Interest         212,306.69                 212,306.69                212,306.69
          Total Collat Loss   55,397,103.02 (7.07%)      55,269,470.69 (7.06%)      55,228,374.83 (7.05%)

                     Prepay          At 0 CPR                  At 10 CPR                  At 15 CPR
                 No prepays       During any YM              During any YM              During any YM
      Lockout and penalties      Include penalty            Include penalty            Include penalty

           Ext., if balloon            None                       None                      None
            Pay Exten Princ

                    Default          At 3 CDR                   At 3 CDR                  At 3 CDR
              Loss Severity            0.3                        0.3                        0.3
          Servicer Advances       100% of P & I              100% of P & I              100% of P & I
               Recovery Lag           12 mos                     12 mos                    12 mos
        Optional Redemption
-------------------------------------------------------------------------------------------------------------
                    CMT_3MO                 5.820                      5.820                     5.820
                    CMT_6MO                 6.000                      6.000                     6.000
                    CMT_1YR                 6.030                      6.030                     6.030
                    CMT_2YR                 6.345                      6.345                     6.345
                    CMT_5YR                 6.254                      6.254                     6.254
                   CMT_10YR                 6.030                      6.030                     6.030
                   CMT_30YR                 5.880                      5.880                     5.880
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                25CPR; ym; Ext0mo          50CPR; ym; Ext0mo          100CPR; ym; Ext0mo
                                  100% 0% rules;             100% 0% rules;             100% 0% rules;
                                 3CDR,30% adv100%           3CDR,30% adv100%           3CDR,30% adv100%
           Price                      lag12                      lag12                      lag12

-------------------------------------------------------------------------------------------------------------
           4-31                       7.4884                     7.4626                     7.2509
           5-00                       7.3340                     7.3080                     7.0951
           5-01                       7.1812                     7.1549                     6.9409
           5-02                       7.0300                     7.0034                     6.7883
           5-03                       6.8803                     6.8534                     6.6373
           5-04                       6.7321                     6.7049                     6.4877
           5-05                       6.5854                     6.5579                     6.3397
           5-06                       6.4402                     6.4124                     6.1930
           5-07                       6.2964                     6.2682                     6.0479
           5-08                       6.1540                     6.1255                     5.9041
           5-09                       6.0129                     5.9842                     5.7618
           5-10                       5.8733                     5.8442                     5.6208
           5-11                       5.7349                     5.7056                     5.4811
           5-12                       5.5979                     5.5683                     5.3428
           5-13                       5.4622                     5.4322                     5.2057
           5-14                       5.3278                     5.2975                     5.0700
           5-15                       5.1946                     5.1640                     4.9355
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
      Spread @ Center Price           20.44                      17.55                      -5.03
                        WAL          8.61670                    8.59910                    8.47870
                   Mod Durn           4.163                      4.154                      4.124
              Mod Convexity           0.286                      0.284                      0.279
           Principal Window       Jun00 to Sep29             Jun00 to Sep29             Jun00 to Mar25
              Maturity #mos            352                        352                        298
           Accrued Interest         212,306.69                 212,306.69                 212,306.69
          Total Collat Loss   55,171,727.41 (7.05%)      55,099,947.25 (7.04%)      55,027,450.87 (7.03%)

                     Prepay         At 25 CPR                  At 50 CPR                  At 100 CPR
                 No prepays       During any YM              During any YM              During any YM
      Lockout and penalties      Include penalty            Include penalty            Include penalty

           Ext., if balloon            None                       None                       None
            Pay Exten Princ

                    Default          At 3 CDR                   At 3 CDR                   At 3 CDR
              Loss Severity            0.3                        0.3                        0.3
          Servicer Advances       100% of P & I              100% of P & I              100% of P & I
               Recovery Lag           12 mos                     12 mos                     12 mos
        Optional Redemption
--------------------------------------------------------------------------------------------------------
                    CMT_3MO                 5.820                      5.820                      5.820
                    CMT_6MO                 6.000                      6.000                      6.000
                    CMT_1YR                 6.030                      6.030                      6.030
                    CMT_2YR                 6.345                      6.345                      6.345
                    CMT_5YR                 6.254                      6.254                      6.254
                   CMT_10YR                 6.030                      6.030                      6.030
                   CMT_30YR                 5.880                      5.880                      5.880
--------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield

-----------------------------------------------------------------------------------------------------------------------------------
CUSIP                                          Face                      $783,097,303.54     Settle at Pricing
Coupon                          0.976          Original Balance          $783,097,303.54     Accrual begins                 5/1/00
Delay                             14           Current Balance           $783,097,303.54     Factor Date                     N/A
Stated Maturity                  N/A           Factor                           1            --------------------------------------
Type                          SEN WAC IO       ----------------------------------------------
-----------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------------
                                                    0CPR; Ext0mo           0CPR; Ext0mo           0CPR; Ext0mo
                             0CPR; Ext0mo          100% 0% rules;         100% 0% rules;         100% 0% rules;
                            100% 0% rules;            0 for 12               1 for 12               2 for 12
                               0CDR,40%               1CDR,40%             1.75CDR,40%            1.75CDR,40%
         Price              adv100% lag12          adv100% lag12          adv100% lag12          adv100% lag12
                                Yield
-----------------------------------------------------------------------------------------------------------------------------------
         4-31                  11.5223                10.4334                 9.5461                 9.2244
         5-00                  11.3708                10.2808                 9.3922                 9.0698
         5-01                  11.2208                10.1298                 9.2399                 8.9169
         5-02                  11.0723                 9.9803                 9.0892                 8.7656
         5-03                  10.9254                 9.8324                 8.9400                 8.6158
         5-04                  10.7800                 9.6859                 8.7924                 8.4675
         5-05                  10.6360                 9.5410                 8.6462                 8.3207
         5-06                  10.4934                 9.3974                 8.5015                 8.1754
         5-07                  10.3523                 9.2553                 8.3582                 8.0315
         5-08                  10.2125                 9.1146                 8.2164                 7.8890
         5-09                  10.0741                 8.9753                 8.0759                 7.7480
         5-10                   9.9370                 8.8373                 7.9368                 7.6083
         5-11                   9.8013                 8.7007                 7.7991                 7.4700
         5-12                   9.6668                 8.5654                 7.6627                 7.3330
         5-13                   9.5337                 8.4314                 7.5275                 7.1973
         5-14                   9.4018                 8.2986                 7.3937                 7.0629
         5-15                   9.2711                 8.1671                 7.2611                 6.9297
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  Spread @ Center Price         431.37                 320.19                 229.42                 196.40
                    WAL        9.81130                9.48240                9.24730                9.17110
               Mod Durn         4.241                  4.213                  4.179                  4.161
          Mod Convexity         0.298                  0.295                  0.291                  0.288
       Principal Window     Jun00 to Sep29         Jun00 to Sep29         Jun00 to Sep29         Jun00 to Sep29
          Maturity #mos          352                    352                    352                    352
       Accrued Interest       212,306.69             212,306.69             212,306.69             212,306.69
      Total Collat Loss      0.00 (0.00%)      23,908,347.46 (3.05%)  40,655,789.16 (5.19%)   46,024,778.58 (5.88%)

                 Prepay        At 0 CPR               At 0 CPR               At 0 CPR               At 0 CPR
             No prepays
  Lockout and penalties    Include penalty        Include penalty        Include penalty        Include penalty

       Ext., if balloon          None                   None                   None                   None
        Pay Exten Princ

                Default        At 0 CDR          At 0 for 12 1 CDR     At 0 for 12 1.75 CDR    At 0 for 12 2 CDR
          Loss Severity          0.4                    0.4                    0.4                    0.4
      Servicer Advances     100% of P & I          100% of P & I          100% of P & I          100% of P & I
           Recovery Lag         12 mos                 12 mos                 12 mos                 12 mos
    Optional Redemption

                CMT_3MO          5.82                   5.82                   5.82                   5.82
-----------------------------------------------------------------------------------------------------------------------------------
                CMT_6MO               6.000                  6.000                  6.000                  6.000
                CMT_1YR               6.030                  6.030                  6.030                  6.030
                CMT_2YR               6.345                  6.345                  6.345                  6.345
                CMT_5YR               6.254                  6.254                  6.254                  6.254
               CMT_10YR               6.030                  6.030                  6.030                  6.030
               CMT_30YR               5.880                  5.880                  5.880                  5.880

-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class AAA_1--Price/Yield

----------------------------------------------------------------------------------------------------------------------------------
CUSIP                                       Face                      $96,000,000.00       Settle at Pricing
Coupon                      7.487           Original Balance          $96,000,000.00       Accrual begins                 5/1/00
Delay                        14             Current Balance           $96,000,000.00       Factor Date                      N/A
Stated Maturity              N/A            Factor                           1             ---------------------------------------
Type                     SEN FIX CAP        -----------------------------------------------
--------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

---------------------------------------------------------------------------------------------------------
                             0 CPR afterYM, 0 for      10 CPR afterYM, 0 for     15 CPR afterYM, 0 for
                              24 3 CDR, 40% LS,         25 3 CDR, 40% LS,         26 3 CDR, 40% LS,
          Price                      12 RD                     12 RD                     12 RD
                                     Yield
---------------------------------------------------------------------------------------------------------
          100-08                    7.4473                    7.4473                    7.4473
          100-09                    7.4382                    7.4382                    7.4382
          100-10                    7.4292                    7.4292                    7.4292
          100-11                    7.4201                    7.4201                    7.4201
          100-12                    7.4111                    7.4111                    7.4111
          100-13                    7.4020                    7.4020                    7.4020
          100-14                    7.3930                    7.3930                    7.3930
          100-15                    7.3839                    7.3839                    7.3839
          100-16                    7.3749                    7.3749                    7.3749
          100-17                    7.3659                    7.3659                    7.3659
          100-18                    7.3568                    7.3568                    7.3568
          100-19                    7.3478                    7.3478                    7.3478
          100-20                    7.3388                    7.3388                    7.3388
          100-21                    7.3298                    7.3298                    7.3298
          100-22                    7.3208                    7.3208                    7.3208
          100-23                    7.3118                    7.3118                    7.3118
          100-24                    7.3028                    7.3028                    7.3027
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     Spread @ Center Price          109.55                    109.55                    109.55
                       WAL          4.21080                   4.21080                   4.21080
                  Mod Durn           3.435                     3.435                     3.435
             Mod Convexity           0.165                     0.165                     0.165
          Principal Window      Jun00 to Dec06            Jun00 to Dec06            Jun00 to Dec06
             Maturity #mos            79                        79                        79
          Accrued Interest        199,653.33                199,653.33                199,653.33
         Total Collat Loss   58,959,863.01 (7.53%)     58,779,077.68 (7.51%)     58,720,856.39 (7.50%)

                    Prepay         At 0 CPR                  At 10 CPR                 At 15 CPR
                No prepays       During any YM             During any YM             During any YM
     Lockout and penalties      Include penalty           Include penalty           Include penalty

          Ext., if balloon           None                      None                      None
           Pay Exten Princ

                   Default     At 0 for 24 3 CDR         At 0 for 24 3 CDR         At 0 for 24 3 CDR
             Loss Severity            0.4                       0.4                       0.4
         Servicer Advances       100% of P & I             100% of P & I             100% of P & I
              Recovery Lag          12 mos                    12 mos                    12 mos
       Optional Redemption

                 Shock (bp)            0                         0                         0
---------------------------------------------------------------------------------------------------------
                   CMT_3MO               5.820                     5.820                     5.820
                   CMT_6MO               6.000                     6.000                     6.000
                   CMT_1YR               6.030                     6.030                     6.030
                   CMT_2YR               6.345                     6.345                     6.345
                   CMT_5YR               6.256                     6.256                     6.256
                  CMT_10YR               6.030                     6.030                     6.030
                  CMT_30YR               5.880                     5.880                     5.880
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                           25 CPR afterYM, 0 for     50 CPR afterYM, 0 for     100 CPR afterYM, 0 for
                           27 3 CDR, 40% LS,         28 3 CDR, 40% LS,         29 3 CDR, 40% LS,
          Price                      12 RD                     12 RD                     12 RD

---------------------------------------------------------------------------------------------------------
          100-08                    7.4473                    7.4473                    7.4472
          100-09                    7.4382                    7.4382                    7.4381
          100-10                    7.4292                    7.4292                    7.4290
          100-11                    7.4201                    7.4201                    7.4200
          100-12                    7.4111                    7.4110                    7.4109
          100-13                    7.4020                    7.4020                    7.4019
          100-14                    7.3930                    7.3930                    7.3928
          100-15                    7.3839                    7.3839                    7.3838
          100-16                    7.3749                    7.3749                    7.3747
          100-17                    7.3659                    7.3658                    7.3657
          100-18                    7.3568                    7.3568                    7.3567
          100-19                    7.3478                    7.3478                    7.3476
          100-20                    7.3388                    7.3388                    7.3386
          100-21                    7.3298                    7.3298                    7.3296
          100-22                    7.3208                    7.3207                    7.3206
          100-23                    7.3117                    7.3117                    7.3115
          100-24                    7.3027                    7.3027                    7.3025
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     Spread @ Center Price          109.55                    109.55                    109.52
                       WAL          4.21070                   4.21050                   4.20730
                  Mod Durn           3.435                     3.435                     3.433
             Mod Convexity           0.165                     0.165                     0.164
          Principal Window      Jun00 to Dec06            Jun00 to Dec06            Jun00 to Dec06
             Maturity #mos            79                        79                        79
          Accrued Interest        199,653.33                199,653.33                199,653.33
         Total Collat Loss   58,640,593.70 (7.49%)     58,538,878.35 (7.48%)     58,436,145.00 (7.46%)

                    Prepay         At 25 CPR                 At 50 CPR                At 100 CPR
                No prepays       During any YM             During any YM             During any YM
     Lockout and penalties      Include penalty           Include penalty           Include penalty

          Ext., if balloon           None                      None                      None
           Pay Exten Princ

                   Default     At 0 for 24 3 CDR         At 0 for 24 3 CDR         At 0 for 24 3 CDR
             Loss Severity            0.4                       0.4                       0.4
         Servicer Advances       100% of P & I             100% of P & I             100% of P & I
              Recovery Lag          12 mos                    12 mos                    12 mos
       Optional Redemption

                 Shock (bp)            0                         0                         0
---------------------------------------------------------------------------------------------------
                   CMT_3MO               5.820                     5.820                     5.820
                   CMT_6MO               6.000                     6.000                     6.000
                   CMT_1YR               6.030                     6.030                     6.030
                   CMT_2YR               6.345                     6.345                     6.345
                   CMT_5YR               6.256                     6.256                     6.256
                  CMT_10YR               6.030                     6.030                     6.030
                  CMT_30YR               5.880                     5.880                     5.880
---------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class AAA_2--Price/Yield

-----------------------------------------------------------------------------------------------------------------------------------
CUSIP                                           Face                     $485,449,000.00      Settle at Pricing
Coupon                          7.61            Original Balance         $485,449,000.00      Accrual begins              5/1/00
Delay                            14             Current Balance          $485,449,000.00      Factor Date                   N/A
Stated Maturity                  N/A            Factor                          1             -------------------------------------
Type                         JUN FIX CAP        ----------------------------------------------
------------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------
                             0 CPR afterYM, 0 for      10 CPR afterYM, 0 for     15 CPR afterYM, 0 for
                               24 3 CDR, 40% LS,         24 3 CDR, 40% LS,         24 3 CDR, 40% LS,
          Price                      12 RD                     12 RD                     12 RD
-----------------------------------------------------------------------------------------------------------
          100-08                    7.6481                    7.6481                    7.6481
          100-09                    7.6433                    7.6433                    7.6433
          100-10                    7.6386                    7.6385                    7.6385
          100-11                    7.6338                    7.6338                    7.6338
          100-12                    7.6290                    7.6290                    7.6290
          100-13                    7.6243                    7.6242                    7.6242
          100-14                    7.6195                    7.6195                    7.6195
          100-15                    7.6147                    7.6147                    7.6147
          100-16                    7.6100                    7.6100                    7.6099
          100-17                    7.6052                    7.6052                    7.6052
          100-18                    7.6005                    7.6005                    7.6004
          100-19                    7.5957                    7.5957                    7.5957
          100-20                    7.5910                    7.5910                    7.5909
          100-21                    7.5862                    7.5862                    7.5862
          100-22                    7.5815                    7.5815                    7.5814
          100-23                    7.5768                    7.5767                    7.5767
          100-24                    7.5720                    7.5720                    7.5720
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     Spread @ Center Price          155.49                    155.47                    155.46
                       WAL          9.44440                   9.44130                   9.43970
                  Mod Durn           6.526                     6.524                     6.524
             Mod Convexity           0.557                     0.556                     0.556
          Principal Window      Dec06 to Apr10            Dec06 to Apr10            Dec06 to Apr10
             Maturity #mos            119                       119                       119
          Accrued Interest       1,026,185.25              1,026,185.25              1,026,185.25
         Total Collat Loss   58,959,863.01 (7.53%)     58,779,077.68 (7.51%)     58,720,856.39 (7.50%)

                    Prepay         At 0 CPR                  At 10 CPR                 At 15 CPR
                No prepays       During any YM             During any YM             During any YM
     Lockout and penalties      Include penalty           Include penalty           Include penalty

          Ext., if balloon           None                      None                      None
           Pay Exten Princ

                   Default     At 0 for 24 3 CDR         At 0 for 24 3 CDR         At 0 for 24 3 CDR
             Loss Severity            0.4                       0.4                       0.4
         Servicer Advances       100% of P & I             100% of P & I             100% of P & I
              Recovery Lag          12 mos                    12 mos                    12 mos
       Optional Redemption

                 Shock (bp)            0                         0                         0
-----------------------------------------------------------------------------------------------------------
                   CMT_3MO               5.820                     5.820                     5.820
                   CMT_6MO               6.000                     6.000                     6.000
                   CMT_1YR               6.030                     6.030                     6.030
                   CMT_2YR               6.345                     6.345                     6.345
                   CMT_5YR               6.256                     6.256                     6.256
                  CMT_10YR               6.030                     6.030                     6.030
                  CMT_30YR               5.880                     5.880                     5.880
-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                             25 CPR afterYM, 0 for     50 CPR afterYM, 0 for    100 CPR afterYM, 0 for
                               24 3 CDR, 40% LS,         24 3 CDR, 40% LS,         24 3 CDR, 40% LS,
          Price                      12 RD                     12 RD                     12 RD
---------------------------------------------------------------------------------------------------------
          100-08                    7.6480                    7.6480                    7.6471
          100-09                    7.6433                    7.6432                    7.6422
          100-10                    7.6385                    7.6384                    7.6374
          100-11                    7.6337                    7.6337                    7.6326
          100-12                    7.6290                    7.6289                    7.6278
          100-13                    7.6242                    7.6241                    7.6229
          100-14                    7.6194                    7.6194                    7.6181
          100-15                    7.6147                    7.6146                    7.6133
          100-16                    7.6099                    7.6098                    7.6085
          100-17                    7.6052                    7.6051                    7.6037
          100-18                    7.6004                    7.6003                    7.5989
          100-19                    7.5957                    7.5956                    7.5941
          100-20                    7.5909                    7.5908                    7.5893
          100-21                    7.5862                    7.5861                    7.5845
          100-22                    7.5814                    7.5813                    7.5797
          100-23                    7.5767                    7.5766                    7.5749
          100-24                    7.5719                    7.5718                    7.5701
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     Spread @ Center Price          155.44                    155.39                    154.58
                       WAL          9.43640                   9.42650                   9.27680
                  Mod Durn           6.522                     6.518                     6.447
             Mod Convexity           0.556                     0.555                     0.542
          Principal Window      Dec06 to Mar10            Dec06 to Mar10            Dec06 to Jan10
             Maturity #mos            118                       118                       116
          Accrued Interest       1,026,185.25              1,026,185.25              1,026,185.25
         Total Collat Loss   58,640,593.70 (7.49%)     58,538,878.35 (7.48%)     58,436,145.00 (7.46%)

                    Prepay         At 25 CPR                 At 50 CPR                At 100 CPR
                No prepays       During any YM             During any YM             During any YM
     Lockout and penalties      Include penalty           Include penalty           Include penalty

          Ext., if balloon           None                      None                      None
           Pay Exten Princ

                   Default     At 0 for 24 3 CDR         At 0 for 24 3 CDR         At 0 for 24 3 CDR
             Loss Severity            0.4                       0.4                       0.4
         Servicer Advances       100% of P & I             100% of P & I             100% of P & I
              Recovery Lag          12 mos                    12 mos                    12 mos
       Optional Redemption

                 Shock (bp)            0                         0                         0
---------------------------------------------------------------------------------------------------
                   CMT_3MO               5.820                     5.820                     5.820
                   CMT_6MO               6.000                     6.000                     6.000
                   CMT_1YR               6.030                     6.030                     6.030
                   CMT_2YR               6.345                     6.345                     6.345
                   CMT_5YR               6.256                     6.256                     6.256
                  CMT_10YR               6.030                     6.030                     6.030
                  CMT_30YR               5.880                     5.880                     5.880
---------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class AA--Price/Yield

---------------------------------------------------------------------------------------------------------------------------------
CUSIP                                       Face                      $39,155,000.00       Settle at Pricing
Coupon                       7.735          Original Balance          $39,155,000.00       Accrual begins                5/1/00
Delay                         14            Current Balance           $39,155,000.00       Factor Date                    N/A
Stated Maturity               N/A           Factor                          1              --------------------------------------
Type                      JUN FIX CAP       -----------------------------------------------
--------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------
                            0 CPR afterYM, 0 for     10 CPR afterYM, 0 for      15 CPR afterYM, 0 for
                              24 3 CDR, 40% LS,        24 3 CDR, 40% LS,          24 3 CDR, 40% LS,
          Price                     12 RD                    12 RD                      12 RD
                                    Yield
-----------------------------------------------------------------------------------------------------------
          100-08                   7.7788                    7.7788                     7.7788
          100-09                   7.7742                    7.7742                     7.7742
          100-10                   7.7695                    7.7696                     7.7696
          100-11                   7.7649                    7.7649                     7.7649
          100-12                   7.7603                    7.7603                     7.7603
          100-13                   7.7557                    7.7557                     7.7557
          100-14                   7.7510                    7.7510                     7.7511
          100-15                   7.7464                    7.7464                     7.7464
          100-16                   7.7418                    7.7418                     7.7418
          100-17                   7.7372                    7.7372                     7.7372
          100-18                   7.7326                    7.7326                     7.7326
          100-19                   7.7280                    7.7280                     7.7280
          100-20                   7.7234                    7.7234                     7.7234
          100-21                   7.7187                    7.7187                     7.7187
          100-22                   7.7141                    7.7141                     7.7141
          100-23                   7.7095                    7.7095                     7.7095
          100-24                   7.7049                    7.7049                     7.7049
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     Spread @ Center Price         170.85                    170.85                     170.85
                       WAL         9.92780                  9.92780                    9.92780
                  Mod Durn          6.719                    6.719                      6.719
             Mod Convexity          0.594                    0.594                      0.594
          Principal Window     Apr10 to Apr10            Apr10 to Apr10             Apr10 to Apr10
             Maturity #mos           119                      119                        119
          Accrued Interest        84,128.87                84,128.87                  84,128.87
         Total Collat Loss  58,959,863.01 (7.53%)    58,779,077.68 (7.51%)      58,720,856.39 (7.50%)

                    Prepay        At 0 CPR                 At 10 CPR                  At 15 CPR
                No prepays      During any YM            During any YM              During any YM
     Lockout and penalties     Include penalty          Include penalty            Include penalty

          Ext., if balloon          None                      None                       None
           Pay Exten Princ

                   Default    At 0 for 24 3 CDR        At 0 for 24 3 CDR          At 0 for 24 3 CDR
             Loss Severity           0.4                      0.4                        0.4
         Servicer Advances      100% of P & I            100% of P & I              100% of P & I
              Recovery Lag         12 mos                    12 mos                     12 mos
       Optional Redemption

                 Shock (bp)           0                        0                          0
-----------------------------------------------------------------------------------------------------------
                   CMT_3MO             5.820                      5.820                      5.820
                   CMT_6MO             6.000                      6.000                      6.000
                   CMT_1YR             6.030                      6.030                      6.030
                   CMT_2YR             6.345                      6.345                      6.345
                   CMT_5YR             6.256                      6.256                      6.256
                  CMT_10YR             6.030                      6.030                      6.030
                  CMT_30YR             5.880                      5.880                      5.880
-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                            25 CPR afterYM, 0 for     50 CPR afterYM, 0 for       100 CPR afterYM, 0 for
                              24 3 CDR, 40% LS,         24 3 CDR, 40% LS,            24 3 CDR, 40% LS,
          Price                     12 RD                     12 RD                        12 RD

-------------------------------------------------------------------------------------------------------------
          100-08                   7.7788                     7.7787                      7.7777
          100-09                   7.7742                     7.7741                      7.7730
          100-10                   7.7695                     7.7695                      7.7683
          100-11                   7.7649                     7.7648                      7.7636
          100-12                   7.7603                     7.7602                      7.7589
          100-13                   7.7557                     7.7556                      7.7543
          100-14                   7.7510                     7.7509                      7.7496
          100-15                   7.7464                     7.7463                      7.7449
          100-16                   7.7418                     7.7417                      7.7402
          100-17                   7.7372                     7.7371                      7.7355
          100-18                   7.7326                     7.7324                      7.7308
          100-19                   7.7279                     7.7278                      7.7262
          100-20                   7.7233                     7.7232                      7.7215
          100-21                   7.7187                     7.7186                      7.7168
          100-22                   7.7141                     7.7140                      7.7122
          100-23                   7.7095                     7.7094                      7.7075
          100-24                   7.7049                     7.7048                      7.7028
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
     Spread @ Center Price         170.84                     170.77                      169.80
                       WAL         9.92410                   9.91060                      9.73070
                  Mod Durn          6.717                     6.711                        6.629
             Mod Convexity          0.593                     0.592                        0.576
          Principal Window     Mar10 to Apr10             Mar10 to Apr10              Jan10 to Feb10
             Maturity #mos           119                       119                          117
          Accrued Interest        84,128.87                 84,128.87                    84,128.87
         Total Collat Loss  58,640,593.70 (7.49%)     58,538,878.35 (7.48%)        58,436,145.00 (7.46%)

                    Prepay        At 25 CPR                 At 50 CPR                   At 100 CPR
                No prepays      During any YM             During any YM                During any YM
     Lockout and penalties     Include penalty           Include penalty              Include penalty

          Ext., if balloon          None                       None                        None
           Pay Exten Princ

                   Default    At 0 for 24 3 CDR         At 0 for 24 3 CDR            At 0 for 24 3 CDR
             Loss Severity           0.4                       0.4                          0.4
         Servicer Advances      100% of P & I             100% of P & I                100% of P & I
              Recovery Lag         12 mos                     12 mos                      12 mos
       Optional Redemption

                 Shock (bp)           0                         0                            0
-------------------------------------------------------------------------------------------------------
                   CMT_3MO              5.820                      5.820                         5.820
                   CMT_6MO              6.000                      6.000                         6.000
                   CMT_1YR              6.030                      6.030                         6.030
                   CMT_2YR              6.345                      6.345                         6.345
                   CMT_5YR              6.256                      6.256                         6.256
                  CMT_10YR              6.030                      6.030                         6.030
                  CMT_30YR              5.880                      5.880                         5.880
-------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield

--------------------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                      $783,097,303.54       Settle at Pricing
Coupon                     0.976        Original Balance          $783,097,303.54       Accrual begins                 5/1/00
Delay                        14         Current Balance           $783,097,303.54       Factor Date                      N/A
Stated Maturity             N/A         Factor                           1              ----------------------------------------
Type                     SEN WAC IO     ------------------------------------------------
----------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

------------------------------------------------------------------------------------------------------
                               0CPR; ym;              0CPR; ym;                  0CPR; ym;
                             Ext0mo 100% 0%         Ext0mo 100% 0%             Ext0mo 100% 0%
                            rules; 0CDR, 30%       rules; 0 for 24            rules; 0 for 24
                                adv100%            1CDR,30% adv100%           2CDR,30% adv100%
          Price                lag12; 0bp             lag12; 0bp                 lag12; 0bp
                                 Yield
------------------------------------------------------------------------------------------------------
           4-31                 11.5223                10.8039                    10.0732
           5-00                 11.3708                10.6511                     9.9192
           5-01                 11.2208                10.4999                     9.7667
           5-02                 11.0723                10.3503                     9.6158
           5-03                 10.9254                10.2022                     9.4664
           5-04                 10.7800                10.0556                     9.3186
           5-05                 10.6360                 9.9105                     9.1722
           5-06                 10.4934                 9.7668                     9.0273
           5-07                 10.3523                 9.6245                     8.8838
           5-08                 10.2125                 9.4836                     8.7418
           5-09                 10.0741                 9.3441                     8.6011
           5-10                  9.9370                 9.2060                     8.4618
           5-11                  9.8013                 9.0692                     8.3238
           5-12                  9.6668                 8.9337                     8.1872
           5-13                  9.5337                 8.7995                     8.0519
           5-14                  9.4018                 8.6665                     7.9178
           5-15                  9.2711                 8.5348                     7.7850
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
     Spread @ Center Price       431.37                 357.43                     282.25
                       WAL      9.81130                9.55260                    9.30670
                  Mod Durn       4.241                  4.208                      4.173
             Mod Convexity       0.298                  0.294                      0.289
          Principal Window   Jun00 to Sep29         Jun00 to Sep29             Jun00 to Sep29
             Maturity #mos        352                    352                        352
          Accrued Interest     212,306.69             212,306.69                 212,306.69
         Total Collat Loss    0.00 (0.00%)      15,764,761.48 (2.01%)      30,479,732.36 (3.89%)

                    Prepay      At 0 CPR               At 0 CPR                   At 0 CPR
                No prepays   During any YM          During any YM              During any YM
     Lockout and penalties  Include penalty        Include penalty            Include penalty

          Ext., if balloon        None                   None                       None
           Pay Exten Princ

                   Default      At 0 CDR          At 0 for 24 1 CDR          At 0 for 24 2 CDR
             Loss Severity        0.3                    0.3                        0.3
         Servicer Advances   100% of P & I          100% of P & I              100% of P & I
              Recovery Lag       12 mos                 12 mos                     12 mos
       Optional Redemption

                 Shock (bp)        0                      0                          0
------------------------------------------------------------------------------------------------------
                   CMT_3MO              5.820                      5.820                      5.820
                   CMT_6MO              6.000                      6.000                      6.000
                   CMT_1YR              6.030                      6.030                      6.030
                   CMT_2YR              6.345                      6.345                      6.345
                   CMT_5YR              6.256                      6.256                      6.256
                  CMT_10YR              6.030                      6.030                      6.030
                  CMT_30YR              5.880                      5.880                      5.880
------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                  0CPR; ym;                  0CPR; ym;                   0CPR; ym;
                                Ext0mo 100% 0%            Ext0mo 100% 0%              Ext0mo 100% 0%
                               rules; 0 for 24            rules; 0 for 24             rules; 0 for 24
                               4CDR,30% adv100%          6CDR,30% adv100%            8CDR,30% adv100%
          Price                   lag12; 0bp                lag12; 0bp                  lag12; 0bp

-------------------------------------------------------------------------------------------------------------
           4-31                     8.4551                    6.5105                      5.2558
           5-00                     8.2970                    6.3435                      5.0870
           5-01                     8.1405                    6.1781                      4.9198
           5-02                     7.9855                    6.0144                      4.7543
           5-03                     7.8322                    5.8523                      4.5905
           5-04                     7.6804                    5.6917                      4.4282
           5-05                     7.5301                    5.5326                      4.2674
           5-06                     7.3813                    5.3751                      4.1082
           5-07                     7.2340                    5.2190                      3.9505
           5-08                     7.0882                    5.0645                      3.7943
           5-09                     6.9437                    4.9113                      3.6396
           5-10                     6.8007                    4.7596                      3.4862
           5-11                     6.6590                    4.6092                      3.3343
           5-12                     6.5187                    4.4602                      3.1838
           5-13                     6.3798                    4.3126                      3.0346
           5-14                     6.2421                    4.1663                      2.8868
           5-15                     6.1058                    4.0213                      2.7404
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
     Spread @ Center Price          115.20                    -88.17                      -216.73
                       WAL         8.84990                    8.43480                     8.05640
                  Mod Durn          4.064                      3.835                       3.796
             Mod Convexity          0.274                      0.232                       0.228
          Principal Window      Jun00 to Sep29            Jun00 to Sep29              Jun00 to Sep29
             Maturity #mos           352                        352                         352
          Accrued Interest        212,306.69                212,306.69                  212,306.69
         Total Collat Loss  57,055,554.71 (7.29%)     80,253,033.08 (10.25%)      100,510,810.32 (12.84%)

                    Prepay         At 0 CPR                  At 0 CPR                    At 0 CPR
                No prepays      During any YM              During any YM               During any YM
     Lockout and penalties     Include penalty            Include penalty             Include penalty

          Ext., if balloon           None                      None                        None
           Pay Exten Princ

                   Default    At 0 for 24 4 CDR          At 0 for 24 6 CDR           At 0 for 24 8 CDR
             Loss Severity           0.3                        0.3                         0.3
         Servicer Advances      100% of P & I              100% of P & I               100% of P & I
              Recovery Lag          12 mos                    12 mos                      12 mos
       Optional Redemption

                 Shock (bp)           0                          0                           0
-------------------------------------------------------------------------------------------------------------
                   CMT_3MO                     5.820                     5.820                         5.820
                   CMT_6MO                     6.000                     6.000                         6.000
                   CMT_1YR                     6.030                     6.030                         6.030
                   CMT_2YR                     6.345                     6.345                         6.345
                   CMT_5YR                     6.256                     6.256                         6.256
                  CMT_10YR                     6.030                     6.030                         6.030
                  CMT_30YR                     5.880                     5.880                         5.880
-------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield

----------------------------------------------------------------------------------------------------------------------------------
CUSIP                                    Face                        $783,097,303.54       Settle at Pricing
Coupon                      0.976        Original Balance            $783,097,303.54       Accrual begins                 5/1/00
Delay                         14         Current Balance             $783,097,303.54       Factor Date                      N/A
Stated Maturity              N/A         Factor                             1              ---------------------------------------
Type                      SEN WAC IO     --------------------------------------------------
-----------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-------------------------------------------------------------------------------------------------------
                             100CPR; ym;
                              Ext0mo 100%             100CPR; ym;                100CPR; ym;
                               0% rules;              Ext0mo 100%                Ext0mo 100%
                               0CDR, 30%          0% rules; 0 for 24          0% rules; 0 for 24
                                adv100%            1CDR,30% adv100%            2CDR,30% adv100%
          Price                lag12; 0bp             lag12; 0bp                  lag12; 0bp
                                 Yield
-------------------------------------------------------------------------------------------------------
           4-31                 11.2520                 10.5375                     9.8107
           5-00                 11.0985                 10.3828                     9.6547
           5-01                 10.9466                 10.2296                     9.5002
           5-02                 10.7961                 10.0780                     9.3474
           5-03                 10.6472                 9.9279                      9.1960
           5-04                 10.4998                 9.7794                      9.0462
           5-05                 10.3539                 9.6322                      8.8979
           5-06                 10.2093                 9.4866                      8.7510
           5-07                 10.0662                 9.3424                      8.6055
           5-08                  9.9245                 9.1995                      8.4615
           5-09                  9.7841                 9.0581                      8.3189
           5-10                  9.6451                 8.9180                      8.1776
           5-11                  9.5074                 8.7792                      8.0377
           5-12                  9.3710                 8.6417                      7.8991
           5-13                  9.2358                 8.5055                      7.7618
           5-14                  9.1020                 8.3706                      7.6258
           5-15                  8.9693                 8.2370                      7.4910
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
     Spread @ Center Price       401.61                 328.17                      253.48
                       WAL      9.55550                 9.32170                    9.09810
                  Mod Durn       4.183                   4.150                      4.116
             Mod Convexity       0.286                   0.282                      0.278
          Principal Window   Jun00 to Mar25         Jun00 to Mar25              Jun00 to Mar25
             Maturity #mos        298                     298                        298
          Accrued Interest     212,306.69             212,306.69                  212,306.69
         Total Collat Loss    0.00 (0.00%)       15,582,526.15 (1.99%)      30,170,777.37 (3.85%)

                    Prepay     At 100 CPR             At 100 CPR                  At 100 CPR
                No prepays   During any YM           During any YM              During any YM
     Lockout and penalties  Include penalty         Include penalty            Include penalty

          Ext., if balloon        None                   None                        None
           Pay Exten Princ

                   Default      At 0 CDR           At 0 for 24 1 CDR          At 0 for 24 2 CDR
             Loss Severity        0.3                     0.3                        0.3
         Servicer Advances   100% of P & I           100% of P & I              100% of P & I
              Recovery Lag       12 mos                 12 mos                      12 mos
       Optional Redemption

                 Shock (bp)        0                       0                          0
-------------------------------------------------------------------------------------------------------
                   CMT_3MO              5.820                       5.820                      5.820
                   CMT_6MO              6.000                       6.000                      6.000
                   CMT_1YR              6.030                       6.030                      6.030
                   CMT_2YR              6.345                       6.345                      6.345
                   CMT_5YR              6.256                       6.256                      6.256
                  CMT_10YR              6.030                       6.030                      6.030
                  CMT_30YR              5.880                       5.880                      5.880
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                 100CPR; ym;                 100CPR; ym;                100CPR; ym;
                                 Ext0mo 100%                 Ext0mo 100%                Ext0mo 100%
                              0% rules; 0 for 24         0% rules; 0 for 24          0% rules; 0 for 24
                               4CDR,30% adv100%           6CDR,30% adv100%            8CDR,30% adv100%
          Price                   lag12; 0bp                 lag12; 0bp                  lag12; 0bp

-------------------------------------------------------------------------------------------------------
           4-31                     8.2000                     6.3042                      5.0479
           5-00                     8.0398                     6.1360                      4.8778
           5-01                     7.8813                     5.9695                      4.7095
           5-02                     7.7243                     5.8046                      4.5428
           5-03                     7.5690                     5.6414                      4.3777
           5-04                     7.4152                     5.4796                      4.2142
           5-05                     7.2629                     5.3195                      4.0523
           5-06                     7.1121                     5.1608                      3.8919
           5-07                     6.9628                     5.0037                      3.7330
           5-08                     6.8149                     4.8480                      3.5756
           5-09                     6.6684                     4.6937                      3.4197
           5-10                     6.5234                     4.5409                      3.2652
           5-11                     6.3797                     4.3894                      3.1122
           5-12                     6.2374                     4.2394                      2.9605
           5-13                     6.0964                     4.0907                      2.8102
           5-14                     5.9567                     3.9433                      2.6613
           5-15                     5.8183                     3.7972                      2.5137
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
     Spread @ Center Price          87.30                      -110.35                    -239.01
                       WAL         8.67880                     8.29370                    7.93970
                  Mod Durn          4.009                       3.808                      3.767
             Mod Convexity          0.263                       0.228                      0.224
          Principal Window      Jun00 to Mar25             Jun00 to Mar25              Jun00 to Mar25
             Maturity #mos           298                         298                        298
          Accrued Interest        212,306.69                 212,306.69                  212,306.69
         Total Collat Loss  56,611,451.39 (7.23%)      79,774,109.59 (10.19%)     100,051,583.12 (12.78%)

                    Prepay        At 100 CPR                 At 100 CPR                  At 100 CPR
                No prepays      During any YM               During any YM              During any YM
     Lockout and penalties     Include penalty             Include penalty            Include penalty

          Ext., if balloon           None                       None                        None
           Pay Exten Princ

                   Default    At 0 for 24 4 CDR           At 0 for 24 6 CDR          At 0 for 24 8 CDR
             Loss Severity           0.3                         0.3                        0.3
         Servicer Advances      100% of P & I               100% of P & I              100% of P & I
              Recovery Lag          12 mos                     12 mos                      12 mos
       Optional Redemption

                 Shock (bp)           0                           0                          0
------------------------------------------------------------------------------------------------------------
                   CMT_3MO                     5.820                       5.820                      5.820
                   CMT_6MO                     6.000                       6.000                      6.000
                   CMT_1YR                     6.030                       6.030                      6.030
                   CMT_2YR                     6.345                       6.345                      6.345
                   CMT_5YR                     6.256                       6.256                      6.256
                  CMT_10YR                     6.030                       6.030                      6.030
                  CMT_30YR                     5.880                       5.880                      5.880
------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield

---------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                      $783,097,303.54       Settle at Pricing
Coupon                           0.976        Original Balance          $783,097,303.54       Accrual begins             5/1/00
Delay                              14         Current Balance           $783,097,303.54       Factor Date                 N/A
Stated Maturity                   N/A         Factor                           1              -----------------------------------
Type                           SEN WAC IO     ------------------------------------------------
----------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  100 CPR after YM,
                                                                       100 CPR after YM,           Atrium 6/6/65%,
                                                 99 CPR after           Atrium 6/6/65%,            Hel/Pet 6/6/50%,
          Price                  0 CPR                YM                Hel/Pet 6/6/50%             Wash 12/12/30%
                                 Yield                                                Yield                      Yield
-----------------------------------------------------------------------------------------------------------------------------------
           4-31                 11.5223             11.2520                 10.0295                     9.5133
           5-00                 11.3708             11.0985                 9.8795                      9.3638
           5-01                 11.2208             10.9466                 9.7309                      9.2158
           5-02                 11.0723             10.7961                 9.5839                      9.0693
           5-03                 10.9254             10.6472                 9.4383                      8.9242
           5-04                 10.7800             10.4998                 9.2942                      8.7806
           5-05                 10.6360             10.3539                 9.1515                      8.6385
           5-06                 10.4934             10.2093                 9.0102                      8.4977
           5-07                 10.3523             10.0662                 8.8703                      8.3583
           5-08                 10.2125             9.9245                  8.7318                      8.2203
           5-09                 10.0741             9.7841                  8.5945                      8.0835
           5-10                  9.9370             9.6451                  8.4586                      7.9481
           5-11                  9.8013             9.5074                  8.3240                      7.8140
           5-12                  9.6668             9.3710                  8.1907                      7.6812
           5-13                  9.5337             9.2358                  8.0586                      7.5496
           5-14                  9.4018             9.1020                  7.9277                      7.4192
           5-15                  9.2711             8.9693                  7.7980                      7.2900
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     Spread @ Center Price       431.37             401.61                  280.92                      228.11
                       WAL      9.81130             9.55550                 9.31060                    8.95630
                  Mod Durn       4.241               4.183                   4.279                      4.294
             Mod Convexity       0.298               0.286                   0.299                      0.302
          Principal Window   Jun00 to Sep29     Jun00 to Mar25          Jun00 to Mar25              Jun00 to Mar25
             Maturity #mos        352                 298                     298                        298
          Accrued Interest     212,306.69         212,306.69              212,306.69                  212,306.69
         Total Collat Loss    0.00 (0.00%)       0.00 (0.00%)        14,134,807.60 (1.80%)      25,859,515.16 (3.30%)

                    Prepay      At 0 CPR          At 100 CPR              At 100 CPR                  At 100 CPR
                No prepays   During any YM       During any YM           During any YM              During any YM
     Lockout and penalties  Include penalty     Include penalty         Include penalty            Include penalty

          Ext., if balloon        None               None                    None                        None
           Pay Exten Princ

                   Default      At 0 CDR           At 0 CDR                At 0 CDR                    At 0 CDR
             Loss Severity         0                   0                       0                          0
         Servicer Advances   100% of P & I       100% of P & I           100% of P & I              100% of P & I
              Recovery Lag       12 mos             12 mos                  12 mos                      12 mos
-----------------------------------------------------------------------------------------------------------------------------------
                   CMT_3MO              5.820               5.820                       5.820                      5.820
                   CMT_6MO              6.000               6.000                       6.000                      6.000
                   CMT_1YR              6.030               6.030                       6.030                      6.030
                   CMT_2YR              6.345               6.345                       6.345                      6.345
                   CMT_5YR              6.256               6.256                       6.256                      6.256
                  CMT_10YR              6.030               6.030                       6.030                      6.030
                  CMT_30YR              5.880               5.880                       5.880                      5.880
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield
REVISED APRIL 25, 2000

------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                  $783,097,303.54    Settle at Pricing
Coupon                           0.976        Original Balance      $783,097,303.54    Accrual begins            5/1/00
Delay                              14         Current Balance       $783,097,303.54    Factor Date                N/A
Stated Maturity                   N/A         Factor                       1           ---------------------------------------
Type                           SEN WAC IO     -----------------------------------------
----------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------------
          Price                  0 CPR            10 CPR             15 CPR           25 CPR            50 CPR           100 CPR
                                 Yield
-----------------------------------------------------------------------------------------------------------------------------------
           5-03                 10.9254           10.9787           10.9878           11.0038          11.0305           10.8934
          5-03+                 10.8525           10.9053           10.9143           10.9300          10.9563           10.8185
           5-04                 10.7800           10.8323           10.8411           10.8566          10.8826           10.7439
          5-04+                 10.7078           10.7597           10.7683           10.7836          10.8092           10.6697
           5-05                 10.6360           10.6875           10.6959           10.7109          10.7361           10.5958
          5-05+                 10.5645           10.6156           10.6238           10.6386          10.6635           10.5223
           5-06                 10.4934           10.5440           10.5521           10.5666          10.5912           10.4492
          5-06+                 10.4227           10.4729           10.4808           10.4950          10.5192           10.3764
           5-07                 10.3523           10.4020           10.4098           10.4237          10.4476           10.3040
          5-07+                 10.2822           10.3315           10.3391           10.3528          10.3763           10.2320
           5-08                 10.2125           10.2614           10.2688           10.2823          10.3054           10.1603
          5-08+                 10.1431           10.1916           10.1988           10.2120          10.2348           10.0889
           5-09                 10.0741           10.1221           10.1291           10.1421          10.1646           10.0179
          5-09+                 10.0054           10.0530           10.0598           10.0726          10.0947           9.9472
           5-10                  9.9370           9.9842             9.9909           10.0034          10.0251           9.8768
          5-10+                  9.8690           9.9157             9.9222           9.9345            9.9559           9.8068
           5-11                  9.8013           9.8475             9.8539           9.8659            9.8870           9.7371
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     Spread @ Center Price       431.37           435.45             435.96           437.03            439.03           423.74
                       WAL      9.81130           9.61180           9.55460           9.48160          9.39670           9.18940
                  Mod Durn       4.241             4.215             4.205             4.190            4.170             4.123
             Mod Convexity       0.298             0.292             0.290             0.287            0.284             0.278
          Principal Window   Jun00 to Sep29   Jun00 to Sep29     Jun00 to Sep29   Jun00 to Sep29    Jun00 to Sep29   Jun00 to Mar25
             Maturity #mos        352               352               352               352              352               298
          Accrued Interest     212,306.69       212,306.69         212,306.69       212,306.69        212,306.69       212,306.69
         Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)       0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)     0.00 (0.00%)

                    Prepay      At 0 CPR         At 10 CPR         At 15 CPR         At 25 CPR        At 50 CPR        At 100 CPR
                No prepays
     Lockout and penalties   Include penalty  Include penalty   Include penalty   Include penalty  Include penalty   Include penalty

          Ext., if balloon        None             None               None             None              None             None
           Pay Exten Princ

                   Default      At 0 CDR         At 0 CDR           At 0 CDR         At 0 CDR          At 0 CDR         At 0 CDR
             Loss Severity         0                 0                 0                 0                0                 0
         Servicer Advances   100% of P & I     100% of P & I     100% of P & I     100% of P & I    100% of P & I     100% of P & I
              Recovery Lag       0 mos             0 mos             0 mos             0 mos            0 mos             0 mos
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                   CMT_3MO          5.820             5.820              5.820            5.820            5.820             5.820
                   CMT_6MO          6.000             6.000              6.000            6.000            6.000             6.000
                   CMT_1YR          6.030             6.030              6.030            6.030            6.030             6.030
                   CMT_2YR          6.345             6.345              6.345            6.345            6.345             6.345
                   CMT_5YR          6.256             6.256              6.256            6.256            6.256             6.256
                  CMT_10YR          6.030             6.030              6.030            6.030            6.030             6.030
                  CMT_30YR          5.880             5.880              5.880            5.880            5.880             5.880
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield
Revised April 25, 2000

------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                  $783,097,303.54    Settle at Pricing
Coupon                           0.976        Original Balance      $783,097,303.54    Accrual begins            5/1/00
Delay                              14         Current Balance       $783,097,303.54    Factor Date                N/A
Stated Maturity                   N/A         Factor                       1           ---------------------------------------
Type                           SEN WAC IO     -----------------------------------------
----------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------------------------------------
                                            10 CPR after       15 CPR after     25 CPR after       50 CPR after     100 CPR after
       Price                  0 CPR              YM                 YM               YM                 YM               YM
                              Yield
-----------------------------------------------------------------------------------------------------------------------------------
        5-03                 10.9254           10.9008           10.8918           10.8774           10.8509           10.6472
       5-03+                 10.8525           10.8277           10.8186           10.8041           10.7775           10.5733
        5-04                 10.7800           10.7550           10.7458           10.7312           10.7045           10.4998
       5-04+                 10.7078           10.6826           10.6733           10.6587           10.6318           10.4267
        5-05                 10.6360           10.6106           10.6012           10.5865           10.5595           10.3539
       5-05+                 10.5645           10.5389           10.5295           10.5147           10.4875           10.2814
        5-06                 10.4934           10.4676           10.4581           10.4432           10.4159           10.2093
       5-06+                 10.4227           10.3966           10.3871           10.3721           10.3446           10.1376
        5-07                 10.3523           10.3260           10.3164           10.3013           10.2737           10.0662
       5-07+                 10.2822           10.2558           10.2461           10.2309           10.2032           9.9952
        5-08                 10.2125           10.1858           10.1761           10.1608           10.1329           9.9245
       5-08+                 10.1431           10.1162           10.1064           10.0910           10.0631           9.8541
        5-09                 10.0741           10.0470           10.0371           10.0216            9.9935           9.7841
       5-09+                 10.0054           9.9781             9.9681           9.9525             9.9243           9.7144
        5-10                  9.9370           9.9095             9.8995           9.8838             9.8554           9.6451
       5-10+                  9.8690           9.8412             9.8312           9.8153             9.7869           9.5761
        5-11                  9.8013           9.7733             9.7632           9.7472             9.7186           9.5074
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  Spread @ Center Price       431.37           428.57             427.56           425.96             423.09           401.61
                    WAL      9.81130           9.77270           9.76020           9.74240           9.71570           9.55550
               Mod Durn       4.241             4.229             4.224             4.219             4.211             4.183
          Mod Convexity       0.298             0.294             0.293             0.292             0.290             0.286
       Principal Window   Jun00 to Sep29   Jun00 to Sep29     Jun00 to Sep29   Jun00 to Sep29     Jun00 to Sep29   Jun00 to Mar25
          Maturity #mos        352               352               352               352               352               298
       Accrued Interest     212,306.69       212,306.69         212,306.69       212,306.69         212,306.69       212,306.69
      Total Collat Loss    0.00 (0.00%)     0.00 (0.00%)       0.00 (0.00%)     0.00 (0.00%)       0.00 (0.00%)     0.00 (0.00%)

                 Prepay      At 0 CPR         At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
             No prepays   During any YM     During any YM     During any YM     During any YM     During any YM     During any YM
  Lockout and penalties  Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

       Ext., if balloon        None             None               None             None               None             None
        Pay Exten Princ

                Default      At 0 CDR         At 0 CDR           At 0 CDR         At 0 CDR           At 0 CDR         At 0 CDR
          Loss Severity         0                 0                 0                 0                 0                 0
      Servicer Advances   100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
           Recovery Lag       0 mos             0 mos             0 mos             0 mos             0 mos             0 mos
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                CMT_3MO         5.820             5.820              5.820            5.820             5.820             5.820
                CMT_6MO         6.000             6.000              6.000            6.000             6.000             6.000
                CMT_1YR         6.030             6.030              6.030            6.030             6.030             6.030
                CMT_2YR         6.345             6.345              6.345            6.345             6.345             6.345
                CMT_5YR         6.256             6.256              6.256            6.256             6.256             6.256
               CMT_10YR         6.030             6.030              6.030            6.030             6.030             6.030
               CMT_30YR         5.880             5.880              5.880            5.880             5.880             5.880
-----------------------------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1--Tranche Info

                                                                                        Current
                                                                                      Contribution
    Tranche         Tranche type     Current Balance    Coupon   *   IO Coupon           to IO
AAA_1                SEN FIX CAP          96,000,000    7.4870          1.0123          12.72%
AAA_2                JUN FIX CAP         485,449,000    7.6100          0.8893          56.49%
AA                   JUN FIX CAP          39,155,000    7.7350          0.7643           3.92%
A                    JUN FIX CAP          35,239,000    7.8510          0.6483           2.99%
AM                   JUN FIX CAP          11,747,000    7.9490          0.5503           0.85%
BBB                      JUN WAC          25,451,000    8.4993          0.0000           0.00%
BBBM                     JUN WAC          11,746,000    8.4993          0.0000           0.00%
BBP                      JUN FIX          29,366,000    6.2500          2.2493           8.64%
BB                       JUN FIX           7,831,000    6.2500          2.2493           2.30%
BBM                      JUN FIX           3,916,000    6.2500          2.2493           1.15%
BP                       JUN FIX           7,831,000    6.2500          2.2493           2.30%
B                        JUN FIX           5,873,000    6.2500          2.2493           1.73%
BM                       JUN FIX           8,810,000    6.2500          2.2493           2.59%
NR                       JUN FIX          14,683,303    6.2500          2.2493           4.32%
IO                    SEN WAC IO         783,097,304    0.9760                         100.00%

     Collateral                          783,097,304    8.4993

* Coupon Adjusted for Actual/360

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

                   Generated by Intex Trader 4/25/2000 8:45AM
        Information provided herein is believed by INTEX to be accurate;
                    however INTEX cannot guarantee accuracy.


FUNB 00-C1, Class AAA_1--Price/Yield

--------------------------------------------------------------------------------------------------------------
CUSIP                                     Face                 $95,500,000.00     Settle at Pricing
Coupon                     7.739          Original Balance     $95,500,000.00     Accrual begins       5/1/00
Delay                        14           Current Balance      $95,500,000.00     Factor Date           N/A
Stated Maturity             N/A           Factor                      1           ----------------------------
Type                    SEN FIX CAP       -----------------------------------
----------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.552, 10YR=6.225, 30YR=5.966

---------------------------------------------------------------------------------------------------------------------
        Price              0 CPR          10 CPR           15 CPR           25 CPR           50 CPR         100 CPR
                           Yield         after YM         after YM         after YM         after YM        after YM
---------------------------------------------------------------------------------------------------------------------
      100.2482             7.7377          7.7377           7.7377          7.7377           7.7376          7.7372
      100.2795             7.7305          7.7305           7.7305          7.7305           7.7304          7.7299
      100.3107             7.7233          7.7233           7.7233          7.7233           7.7232          7.7227
       100.342             7.7161          7.7161           7.7161          7.7160           7.7160          7.7155
      100.3732             7.7089          7.7089           7.7089          7.7088           7.7088          7.7083
      100.4045             7.7017          7.7017           7.7017          7.7016           7.7016          7.7010
      100.4357             7.6945          7.6945           7.6945          7.6945           7.6944          7.6938
       100.467             7.6873          7.6873           7.6873          7.6873           7.6872          7.6866
      100.4982             7.6801          7.6801           7.6801          7.6801           7.6800          7.6794
      100.5295             7.6729          7.6729           7.6729          7.6729           7.6729          7.6722
      100.5607             7.6657          7.6657           7.6657          7.6657           7.6657          7.6650
       100.592             7.6586          7.6585           7.6585          7.6585           7.6585          7.6577
      100.6232             7.6514          7.6514           7.6514          7.6514           7.6513          7.6505
      100.6545             7.6442          7.6442           7.6442          7.6442           7.6441          7.6433
      100.6857             7.6370          7.6370           7.6370          7.6370           7.6370          7.6361
       100.717             7.6299          7.6299           7.6299          7.6299           7.6298          7.6290
      100.7482             7.6227          7.6227           7.6227          7.6227           7.6226          7.6218
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      117.50          117.50           117.50          117.49           117.48          117.22
                  WAL     5.71750          5.71700         5.71680          5.71630         5.71480          5.68600
             Mod Durn      4.318            4.318           4.318            4.318           4.317            4.301
        Mod Convexity      0.275            0.275           0.275            0.275           0.275            0.272
     Principal Window  Jun00 to Jul09  Jun00 to Jul09   Jun00 to Jul09  Jun00 to Jul09   Jun00 to Jul09  Jun00 to Jun09
        Maturity #mos       110              110             110              110             110              109
     Accrued Interest    205,298.47      205,298.47       205,298.47      205,298.47       205,298.47      205,298.47
    Total Collat Loss   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)

               Prepay     At 0 CPR        At 10 CPR       At 15 CPR        At 25 CPR       At 50 CPR       At 100 CPR
           No prepays  During any YM    During any YM   During any YM    During any YM   During any YM    During any YM
Lockout and penalties Include penalty  Include penalty Include penalty  Include penalty Include penalty  Include penalty

     Ext., if balloon       None            None             None            None             None            None
      Pay Exten Princ

              Default     At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR
        Loss Severity        0                0               0                0               0                0
    Servicer Advances  100% of P & I    100% of P & I   100% of P & I    100% of P & I   100% of P & I    100% of P & I
         Recovery Lag      12 mos          12 mos           12 mos          12 mos           12 mos          12 mos
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)

              CMT_3MO            5.820           5.820            5.820           5.820            5.820           5.820
              CMT_6MO            6.000           6.000            6.000           6.000            6.000           6.000
              CMT_1YR            6.030           6.030            6.030           6.030            6.030           6.030
              CMT_2YR            6.345           6.345            6.345           6.345            6.345           6.345
              CMT_5YR            6.552           6.552            6.552           6.552            6.552           6.552
             CMT_10YR            6.225           6.225            6.225           6.225            6.225           6.225
-------------------------------------------------------------------------------------------------------------------------
             CMT_30YR            5.966           5.966            5.966           5.966            5.966           5.966
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class AAA_2--Price/Yield

-------------------------------------------------------------------------------------------------------------
CUSIP                                     Face               $480,921,000.00     Settle at Pricing
Coupon                     7.841          Original Balance   $480,921,000.00     Accrual begins       5/1/00
Delay                        14           Current Balance    $480,921,000.00     Factor Date           N/A
Stated Maturity             N/A           Factor                     1           ----------------------------
Type                    JUN FIX CAP       ---------------------------------
-----------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.552, 10YR=6.225, 30YR=5.966

---------------------------------------------------------------------------------------------------------------------
        Price              0 CPR          10 CPR           15 CPR           25 CPR           50 CPR         100 CPR
                           Yield         after YM         after YM         after YM         after YM        after YM
---------------------------------------------------------------------------------------------------------------------
      100.2453             7.8866          7.8865           7.8865          7.8865           7.8864          7.8854
      100.2766             7.8818          7.8818           7.8818          7.8818           7.8817          7.8806
      100.3078             7.8771          7.8771           7.8770          7.8770           7.8769          7.8758
      100.3391             7.8723          7.8723           7.8723          7.8723           7.8722          7.8710
      100.3703             7.8676          7.8676           7.8676          7.8676           7.8675          7.8662
      100.4016             7.8629          7.8629           7.8629          7.8628           7.8627          7.8614
      100.4328             7.8582          7.8581           7.8581          7.8581           7.8580          7.8566
      100.4641             7.8534          7.8534           7.8534          7.8534           7.8533          7.8519
      100.4953             7.8487          7.8487           7.8487          7.8486           7.8485          7.8471
      100.5266             7.8440          7.8440           7.8440          7.8439           7.8438          7.8423
      100.5578             7.8393          7.8392           7.8392          7.8392           7.8391          7.8375
      100.5891             7.8346          7.8345           7.8345          7.8345           7.8344          7.8327
      100.6203             7.8298          7.8298           7.8298          7.8298           7.8296          7.8279
      100.6516             7.8251          7.8251           7.8251          7.8250           7.8249          7.8232
      100.6828             7.8204          7.8204           7.8204          7.8203           7.8202          7.8184
      100.7141             7.8157          7.8157           7.8157          7.8156           7.8155          7.8136
      100.7453             7.8110          7.8110           7.8109          7.8109           7.8108          7.8088
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      160.25          160.23           160.21          160.18           160.10          158.83
                  WAL     9.67570          9.67240         9.67060          9.66670         9.65480          9.48370
             Mod Durn      6.572            6.570           6.569            6.567           6.562            6.483
        Mod Convexity      0.567            0.567           0.567            0.567           0.566            0.551
     Principal Window  Jul09 to Mar10  Jul09 to Mar10   Jul09 to Mar10  Jul09 to Mar10   Jul09 to Mar10  Jun09 to Jan10
        Maturity #mos       118              118             118              118             118              116
     Accrued Interest   1,047,472.66    1,047,472.66     1,047,472.66    1,047,472.66     1,047,472.66    1,047,472.66
    Total Collat Loss   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)

               Prepay     At 0 CPR        At 10 CPR       At 15 CPR        At 25 CPR       At 50 CPR       At 100 CPR
           No prepays  During any YM    During any YM   During any YM    During any YM   During any YM    During any YM
Lockout and penalties Include penalty  Include penalty Include penalty  Include penalty Include penalty  Include penalty

     Ext., if balloon       None            None             None            None             None            None
      Pay Exten Princ

              Default     At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR
        Loss Severity        0                0               0                0               0                0
    Servicer Advances  100% of P & I    100% of P & I   100% of P & I    100% of P & I   100% of P & I    100% of P & I
         Recovery Lag      12 mos          12 mos           12 mos          12 mos           12 mos          12 mos
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)

              CMT_3MO            5.820           5.820            5.820           5.820            5.820           5.820
              CMT_6MO            6.000           6.000            6.000           6.000            6.000           6.000
              CMT_1YR            6.030           6.030            6.030           6.030            6.030           6.030
              CMT_2YR            6.345           6.345            6.345           6.345            6.345           6.345
              CMT_5YR            6.552           6.552            6.552           6.552            6.552           6.552
             CMT_10YR            6.225           6.225            6.225           6.225            6.225           6.225
-------------------------------------------------------------------------------------------------------------------------
             CMT_30YR            5.966           5.966            5.966           5.966            5.966           5.966
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class AA--Price/Yield

-------------------------------------------------------------------------------------------------------------
CUSIP                                     Face                 $38,817,000.00     Settle at Pricing
Coupon                     7.973          Original Balance     $38,817,000.00     Accrual begins       5/1/00
Delay                        14           Current Balance      $38,817,000.00     Factor Date           N/A
Stated Maturity             N/A           Factor                      1
Type                    JUN FIX CAP       -----------------------------------     ----------------------------
-----------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.552, 10YR=6.225, 30YR=5.966

---------------------------------------------------------------------------------------------------------------------
        Price              0 CPR          10 CPR           15 CPR           25 CPR           50 CPR         100 CPR
                           Yield         after YM         after YM         after YM         after YM        after YM
---------------------------------------------------------------------------------------------------------------------
      100.2489             8.0223          8.0223           8.0223          8.0223           8.0222          8.0211
      100.2802             8.0176          8.0176           8.0176          8.0176           8.0175          8.0164
      100.3114             8.0129          8.0129           8.0129          8.0129           8.0128          8.0116
      100.3427             8.0083          8.0082           8.0082          8.0082           8.0081          8.0068
      100.3739             8.0036          8.0035           8.0035          8.0035           8.0034          8.0021
      100.4052             7.9989          7.9988           7.9988          7.9988           7.9987          7.9973
      100.4364             7.9942          7.9942           7.9941          7.9941           7.9940          7.9926
      100.4677             7.9895          7.9895           7.9894          7.9894           7.9893          7.9878
      100.4989             7.9848          7.9848           7.9848          7.9847           7.9846          7.9831
      100.5302             7.9801          7.9801           7.9801          7.9800           7.9799          7.9783
      100.5614             7.9755          7.9754           7.9754          7.9754           7.9752          7.9736
      100.5927             7.9708          7.9707           7.9707          7.9707           7.9705          7.9688
      100.6239             7.9661          7.9661           7.9660          7.9660           7.9659          7.9641
      100.6552             7.9614          7.9614           7.9614          7.9613           7.9612          7.9593
      100.6864             7.9568          7.9567           7.9567          7.9566           7.9565          7.9546
      100.7177             7.9521          7.9520           7.9520          7.9520           7.9518          7.9499
      100.7489             7.9474          7.9474           7.9474          7.9473           7.9471          7.9451
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      175.25          175.22           175.20          175.16           175.04          173.70
                  WAL     9.88830          9.88350         9.88100          9.87560         9.85930          9.67780
             Mod Durn      6.627            6.625           6.623            6.621           6.614            6.533
        Mod Convexity      0.581            0.580           0.580            0.580           0.578            0.563
     Principal Window  Mar10 to Apr10  Mar10 to Apr10   Mar10 to Apr10  Mar10 to Apr10   Mar10 to Apr10  Jan10 to Jan10
        Maturity #mos       119              119             119              119             119              116
     Accrued Interest    85,968.87        85,968.87       85,968.87        85,968.87       85,968.87        85,968.87
    Total Collat Loss   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)

               Prepay     At 0 CPR        At 10 CPR       At 15 CPR        At 25 CPR       At 50 CPR       At 100 CPR
           No prepays  During any YM    During any YM   During any YM    During any YM   During any YM    During any YM
Lockout and penalties Include penalty  Include penalty Include penalty  Include penalty Include penalty  Include penalty

     Ext., if balloon       None            None             None            None             None            None
      Pay Exten Princ

              Default     At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR
        Loss Severity        0                0               0                0               0                0
    Servicer Advances  100% of P & I    100% of P & I   100% of P & I    100% of P & I   100% of P & I    100% of P & I
         Recovery Lag      12 mos          12 mos           12 mos          12 mos           12 mos          12 mos
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)

              CMT_3MO            5.820           5.820            5.820           5.820            5.820           5.820
              CMT_6MO            6.000           6.000            6.000           6.000            6.000           6.000
              CMT_1YR            6.030           6.030            6.030           6.030            6.030           6.030
              CMT_2YR            6.345           6.345            6.345           6.345            6.345           6.345
              CMT_5YR            6.552           6.552            6.552           6.552            6.552           6.552
             CMT_10YR            6.225           6.225            6.225           6.225            6.225           6.225
-------------------------------------------------------------------------------------------------------------------------
             CMT_30YR            5.966           5.966            5.966           5.966            5.966           5.966
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class A--Price/Yield

-------------------------------------------------------------------------------------------------------------
CUSIP                                     Face                 $34,934,000.00     Settle at Pricing
Coupon                     8.087          Original Balance     $34,934,000.00     Accrual begins       5/1/00
Delay                        14           Current Balance      $34,934,000.00     Factor Date           N/A
Stated Maturity             N/A           Factor                      1           ---------------------------
Type                    JUN FIX CAP       -----------------------------------
-----------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.552, 10YR=6.225, 30YR=5.966

---------------------------------------------------------------------------------------------------------------------
        Price              0 CPR          10 CPR           15 CPR           25 CPR           50 CPR         100 CPR
                           Yield         after YM         after YM         after YM         after YM        after YM
---------------------------------------------------------------------------------------------------------------------
      100.2452             8.1399          8.1399           8.1399          8.1399           8.1399          8.1389
      100.2765             8.1352          8.1352           8.1352          8.1352           8.1352          8.1341
      100.3077             8.1304          8.1304           8.1304          8.1305           8.1305          8.1294
       100.339             8.1257          8.1257           8.1257          8.1257           8.1258          8.1246
      100.3702             8.1210          8.1210           8.1210          8.1210           8.1211          8.1198
      100.4015             8.1163          8.1163           8.1163          8.1163           8.1164          8.1151
      100.4327             8.1116          8.1116           8.1116          8.1116           8.1117          8.1103
       100.464             8.1069          8.1069           8.1069          8.1069           8.1070          8.1056
      100.4952             8.1022          8.1022           8.1022          8.1022           8.1023          8.1008
      100.5265             8.0975          8.0975           8.0975          8.0976           8.0976          8.0961
      100.5577             8.0929          8.0929           8.0929          8.0929           8.0929          8.0913
       100.589             8.0882          8.0882           8.0882          8.0882           8.0882          8.0866
      100.6202             8.0835          8.0835           8.0835          8.0835           8.0835          8.0819
      100.6515             8.0788          8.0788           8.0788          8.0788           8.0788          8.0771
      100.6827             8.0741          8.0741           8.0741          8.0741           8.0741          8.0724
       100.714             8.0694          8.0694           8.0694          8.0694           8.0694          8.0676
      100.7452             8.0647          8.0647           8.0647          8.0647           8.0648          8.0629
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      187.25          187.25           187.25          187.25           187.25          185.99
                  WAL     9.92780          9.92780         9.92780          9.92780         9.92780          9.75620
             Mod Durn      6.609            6.609           6.609            6.609           6.609            6.533
        Mod Convexity      0.580            0.580           0.580            0.580           0.580            0.565
     Principal Window  Apr10 to Apr10  Apr10 to Apr10   Apr10 to Apr10  Apr10 to Apr10   Apr10 to Apr10  Jan10 to Feb10
        Maturity #mos       119              119             119              119             119              117
     Accrued Interest    78,475.35        78,475.35       78,475.35        78,475.35       78,475.35        78,475.35
    Total Collat Loss   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)

               Prepay     At 0 CPR        At 10 CPR       At 15 CPR        At 25 CPR       At 50 CPR       At 100 CPR
           No prepays  During any YM    During any YM   During any YM    During any YM   During any YM    During any YM
Lockout and penalties Include penalty  Include penalty Include penalty  Include penalty Include penalty  Include penalty

     Ext., if balloon       None            None             None            None             None            None
      Pay Exten Princ

              Default     At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR
        Loss Severity        0                0               0                0               0                0
    Servicer Advances  100% of P & I    100% of P & I   100% of P & I    100% of P & I   100% of P & I    100% of P & I
         Recovery Lag      12 mos          12 mos           12 mos          12 mos           12 mos          12 mos
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)

              CMT_3MO            5.820           5.820            5.820           5.820            5.820           5.820
              CMT_6MO            6.000           6.000            6.000           6.000            6.000           6.000
              CMT_1YR            6.030           6.030            6.030           6.030            6.030           6.030
              CMT_2YR            6.345           6.345            6.345           6.345            6.345           6.345
              CMT_5YR            6.552           6.552            6.552           6.552            6.552           6.552
             CMT_10YR            6.225           6.225            6.225           6.225            6.225           6.225
-------------------------------------------------------------------------------------------------------------------------
             CMT_30YR            5.966           5.966            5.966           5.966            5.966           5.966
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class AM--Price/Yield

-------------------------------------------------------------------------------------------------------------
CUSIP                                     Face                 $11,645,000.00     Settle at Pricing
Coupon                     8.185          Original Balance     $11,645,000.00     Accrual begins       5/1/00
Delay                        14           Current Balance      $11,645,000.00     Factor Date           N/A
Stated Maturity             N/A           Factor                      1
Type                    JUN FIX CAP       -----------------------------------     ---------------------------
-----------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.552, 10YR=6.225, 30YR=5.966

---------------------------------------------------------------------------------------------------------------------
        Price              0 CPR          10 CPR           15 CPR           25 CPR           50 CPR         100 CPR
                           Yield         after YM         after YM         after YM         after YM        after YM
---------------------------------------------------------------------------------------------------------------------
      100.2467             8.2400          8.2400           8.2400          8.2400           8.2401          8.2389
       100.278             8.2353          8.2353           8.2353          8.2353           8.2353          8.2341
      100.3092             8.2306          8.2306           8.2306          8.2306           8.2306          8.2293
      100.3405             8.2258          8.2258           8.2258          8.2259           8.2259          8.2245
      100.3717             8.2211          8.2211           8.2211          8.2211           8.2211          8.2198
       100.403             8.2164          8.2164           8.2164          8.2164           8.2164          8.2150
      100.4342             8.2117          8.2117           8.2117          8.2117           8.2117          8.2102
      100.4655             8.2070          8.2070           8.2070          8.2070           8.2070          8.2054
      100.4967             8.2022          8.2022           8.2022          8.2022           8.2023          8.2007
       100.528             8.1975          8.1975           8.1975          8.1975           8.1975          8.1959
      100.5592             8.1928          8.1928           8.1928          8.1928           8.1928          8.1911
      100.5905             8.1881          8.1881           8.1881          8.1881           8.1881          8.1864
      100.6217             8.1834          8.1834           8.1834          8.1834           8.1834          8.1816
       100.653             8.1787          8.1787           8.1787          8.1787           8.1787          8.1769
      100.6842             8.1740          8.1740           8.1740          8.1740           8.1740          8.1721
      100.7155             8.1693          8.1693           8.1693          8.1693           8.1693          8.1673
      100.7467             8.1646          8.1646           8.1646          8.1646           8.1646          8.1626
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      197.25          197.25           197.25          197.25           197.25          196.00
                  WAL     9.92780          9.92780         9.92780          9.92780         9.92780          9.76110
             Mod Durn      6.578            6.578           6.578            6.578           6.578            6.506
        Mod Convexity      0.576            0.576           0.576            0.576           0.576            0.562
     Principal Window  Apr10 to Apr10  Apr10 to Apr10   Apr10 to Apr10  Apr10 to Apr10   Apr10 to Apr10  Feb10 to Feb10
        Maturity #mos       119              119             119              119             119              117
     Accrued Interest    26,476.20        26,476.20       26,476.20        26,476.20       26,476.20        26,476.20
    Total Collat Loss   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)

               Prepay     At 0 CPR        At 10 CPR       At 15 CPR        At 25 CPR       At 50 CPR       At 100 CPR
           No prepays  During any YM    During any YM   During any YM    During any YM   During any YM    During any YM
Lockout and penalties Include penalty  Include penalty Include penalty  Include penalty Include penalty  Include penalty

     Ext., if balloon       None            None             None            None             None            None
      Pay Exten Princ

              Default     At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR
        Loss Severity        0                0               0                0               0                0
    Servicer Advances  100% of P & I    100% of P & I   100% of P & I    100% of P & I   100% of P & I    100% of P & I
         Recovery Lag      12 mos          12 mos           12 mos          12 mos           12 mos          12 mos
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)

              CMT_3MO            5.820           5.820            5.820           5.820            5.820           5.820
              CMT_6MO            6.000           6.000            6.000           6.000            6.000           6.000
              CMT_1YR            6.030           6.030            6.030           6.030            6.030           6.030
              CMT_2YR            6.345           6.345            6.345           6.345            6.345           6.345
              CMT_5YR            6.552           6.552            6.552           6.552            6.552           6.552
             CMT_10YR            6.225           6.225            6.225           6.225            6.225           6.225
-------------------------------------------------------------------------------------------------------------------------
             CMT_30YR            5.966           5.966            5.966           5.966            5.966           5.966
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class BBB--Price/Yield

-------------------------------------------------------------------------------------------------------------
CUSIP                                     Face                 $25,231,000.00     Settle at Pricing
Coupon                     8.4991         Original Balance     $25,231,000.00     Accrual begins       5/1/00
Delay                        14           Current Balance      $25,231,000.00     Factor Date           N/A
Stated Maturity             N/A           Factor                      1
Type                      JUN WAC         -----------------------------------     ---------------------------
---------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.552, 10YR=6.225, 30YR=5.966

---------------------------------------------------------------------------------------------------------------------
        Price              0 CPR          10 CPR           15 CPR           25 CPR           50 CPR         100 CPR
                           Yield         after YM         after YM         after YM         after YM        after YM
---------------------------------------------------------------------------------------------------------------------
       98.6775             8.6686          8.6686           8.6686          8.6686           8.6685          8.6674
       98.7087             8.6638          8.6638           8.6637          8.6637           8.6637          8.6625
        98.74              8.6589          8.6589           8.6589          8.6589           8.6588          8.6576
       98.7712             8.6540          8.6540           8.6540          8.6540           8.6539          8.6527
       98.8025             8.6492          8.6492           8.6491          8.6491           8.6491          8.6477
       98.8337             8.6443          8.6443           8.6443          8.6443           8.6442          8.6428
       98.865              8.6395          8.6394           8.6394          8.6394           8.6393          8.6379
       98.8962             8.6346          8.6346           8.6346          8.6345           8.6345          8.6330
       98.9275             8.6297          8.6297           8.6297          8.6297           8.6296          8.6281
       98.9587             8.6249          8.6249           8.6249          8.6248           8.6248          8.6232
        98.99              8.6200          8.6200           8.6200          8.6200           8.6199          8.6183
       99.0212             8.6152          8.6152           8.6152          8.6151           8.6151          8.6134
       99.0525             8.6103          8.6103           8.6103          8.6103           8.6102          8.6085
       99.0837             8.6055          8.6055           8.6055          8.6054           8.6054          8.6036
       99.115              8.6006          8.6006           8.6006          8.6006           8.6005          8.5987
       99.1462             8.5958          8.5958           8.5958          8.5958           8.5957          8.5938
       99.1775             8.5910          8.5909           8.5909          8.5909           8.5909          8.5889
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      240.00          240.00           240.00          240.00           239.99          238.75
                  WAL     9.92780          9.92780         9.92780          9.92780         9.92780          9.76110
             Mod Durn      6.491            6.491           6.491            6.491           6.491            6.420
        Mod Convexity      0.564            0.564           0.564            0.564           0.564            0.551
     Principal Window  Apr10 to Apr10  Apr10 to Apr10   Apr10 to Apr10  Apr10 to Apr10   Apr10 to Apr10  Feb10 to Feb10
        Maturity #mos       119              119             119              119             119              117
     Accrued Interest    59,566.89        59,566.89       59,566.89        59,566.89       59,566.89        59,566.89
    Total Collat Loss   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)

               Prepay     At 0 CPR        At 10 CPR       At 15 CPR        At 25 CPR       At 50 CPR       At 100 CPR
           No prepays  During any YM    During any YM   During any YM    During any YM   During any YM    During any YM
Lockout and penalties Include penalty  Include penalty Include penalty  Include penalty Include penalty  Include penalty

     Ext., if balloon       None            None             None            None             None            None
      Pay Exten Princ

              Default     At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR
        Loss Severity        0                0               0                0               0                0
    Servicer Advances  100% of P & I    100% of P & I   100% of P & I    100% of P & I   100% of P & I    100% of P & I
         Recovery Lag      12 mos          12 mos           12 mos          12 mos           12 mos          12 mos
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)

              CMT_3MO            5.820           5.820            5.820           5.820            5.820           5.820
              CMT_6MO            6.000           6.000            6.000           6.000            6.000           6.000
              CMT_1YR            6.030           6.030            6.030           6.030            6.030           6.030
              CMT_2YR            6.345           6.345            6.345           6.345            6.345           6.345
              CMT_5YR            6.552           6.552            6.552           6.552            6.552           6.552
             CMT_10YR            6.225           6.225            6.225           6.225            6.225           6.225
-------------------------------------------------------------------------------------------------------------------------
             CMT_30YR            5.966           5.966            5.966           5.966            5.966           5.966
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class BBBM--Price/Yield

-------------------------------------------------------------------------------------------------------------
CUSIP                                     Face                 $11,645,000.00     Settle at Pricing
Coupon                     8.4991         Original Balance     $11,645,000.00     Accrual begins       5/1/00
Delay                        14           Current Balance      $11,645,000.00     Factor Date           N/A
Stated Maturity             N/A           Factor                      1           ---------------------------
Type                      JUN WAC         -----------------------------------
---------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.552, 10YR=6.225, 30YR=5.966

---------------------------------------------------------------------------------------------------------------------
        Price              0 CPR          10 CPR           15 CPR           25 CPR           50 CPR         100 CPR
                           Yield         after YM         after YM         after YM         after YM        after YM
---------------------------------------------------------------------------------------------------------------------
       95.5451             9.0982          9.1003           9.1014          9.1033           9.1075          9.1142
       95.5764             9.0935          9.0956           9.0966          9.0986           9.1028          9.1093
       95.6076             9.0887          9.0908           9.0918          9.0938           9.0980          9.1045
       95.6389             9.0840          9.0861           9.0871          9.0890           9.0932          9.0997
       95.6701             9.0793          9.0813           9.0823          9.0843           9.0884          9.0949
       95.7014             9.0745          9.0766           9.0776          9.0795           9.0836          9.0901
       95.7326             9.0698          9.0718           9.0728          9.0748           9.0789          9.0852
       95.7639             9.0651          9.0671           9.0681          9.0700           9.0741          9.0804
       95.7951             9.0603          9.0624           9.0633          9.0653           9.0693          9.0756
       95.8264             9.0556          9.0576           9.0586          9.0605           9.0646          9.0708
       95.8576             9.0509          9.0529           9.0539          9.0558           9.0598          9.0660
       95.8889             9.0461          9.0482           9.0491          9.0510           9.0550          9.0612
       95.9201             9.0414          9.0434           9.0444          9.0463           9.0503          9.0564
       95.9514             9.0367          9.0387           9.0397          9.0415           9.0455          9.0516
       95.9826             9.0320          9.0340           9.0349          9.0368           9.0408          9.0468
       96.0139             9.0273          9.0292           9.0302          9.0321           9.0360          9.0420
       96.0451             9.0226          9.0245           9.0255          9.0273           9.0312          9.0372
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      285.00          285.16           285.24          285.38           285.70          286.13
                  WAL     11.13320        11.09890         11.08220        11.04920         10.97850        10.82530
             Mod Durn      6.881            6.868           6.862            6.850           6.824            6.764
        Mod Convexity      0.652            0.649           0.648            0.645           0.639            0.627
     Principal Window  Apr10 to Apr12  Apr10 to Apr12   Apr10 to Apr12  Apr10 to Apr12   Apr10 to Mar12  Feb10 to Feb12
        Maturity #mos       143              143             143              143             142              141
     Accrued Interest    27,492.23        27,492.23       27,492.23        27,492.23       27,492.23        27,492.23
    Total Collat Loss   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)

               Prepay     At 0 CPR        At 10 CPR       At 15 CPR        At 25 CPR       At 50 CPR       At 100 CPR
           No prepays  During any YM    During any YM   During any YM    During any YM   During any YM    During any YM
Lockout and penalties Include penalty  Include penalty Include penalty  Include penalty Include penalty  Include penalty

     Ext., if balloon       None            None             None            None             None            None
      Pay Exten Princ

              Default     At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR
        Loss Severity        0                0               0                0               0                0
    Servicer Advances  100% of P & I    100% of P & I   100% of P & I    100% of P & I   100% of P & I    100% of P & I
         Recovery Lag      12 mos          12 mos           12 mos          12 mos           12 mos          12 mos
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)

              CMT_3MO            5.820           5.820            5.820           5.820            5.820           5.820
              CMT_6MO            6.000           6.000            6.000           6.000            6.000           6.000
              CMT_1YR            6.030           6.030            6.030           6.030            6.030           6.030
              CMT_2YR            6.345           6.345            6.345           6.345            6.345           6.345
              CMT_5YR            6.552           6.552            6.552           6.552            6.552           6.552
             CMT_10YR            6.225           6.225            6.225           6.225            6.225           6.225
-------------------------------------------------------------------------------------------------------------------------
             CMT_30YR            5.966           5.966            5.966           5.966            5.966           5.966
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------



FUNB 00-C1, Class IO--Price/Yield
-------------------------------------------------------------------------------------------------------------
CUSIP                                     Face                $776,325,806.24     Settle at Pricing
Coupon                     0.7757         Original Balance    $776,325,806.24     Accrual begins       5/1/00
Delay                        14           Current Balance     $776,325,806.24     Factor Date           N/A
Stated Maturity             N/A           Factor                      1           ---------------------------
Type                     SEN WAC IO       -----------------------------------
-----------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.552, 10YR=6.225, 30YR=5.966

---------------------------------------------------------------------------------------------------------------------
        Price              0 CPR          10 CPR           15 CPR           25 CPR           50 CPR         100 CPR
                           Yield         after YM         after YM         after YM         after YM        after YM
---------------------------------------------------------------------------------------------------------------------
       3.7737             12.0375          12.0112         12.0016          11.9865         11.9598          11.7759
       3.8049             11.8410          11.8141         11.8043          11.7889         11.7619          11.5767
       3.8362             11.6472          11.6198         11.6097          11.5941         11.5667          11.3803
       3.8674             11.4561          11.4280         11.4178          11.4018         11.3740          11.1864
       3.8987             11.2675          11.2388         11.2283          11.2121         11.1839          10.9951
       3.9299             11.0814          11.0521         11.0414          11.0249         10.9963          10.8063
       3.9612             10.8977          10.8678         10.8569          10.8401         10.8112          10.6200
       3.9924             10.7165          10.6859         10.6748          10.6578         10.6284          10.4361
       4.0237             10.5375          10.5063         10.4951          10.4777         10.4480          10.2545
       4.0549             10.3609          10.3291         10.3176          10.2999         10.2698          10.0752
       4.0862             10.1865          10.1540         10.1424          10.1244         10.0939          9.8981
       4.1174             10.0144          9.9812           9.9693          9.9510           9.9201          9.7232
       4.1487              9.8443          9.8105           9.7984          9.7798           9.7485          9.5505
       4.1799              9.6764          9.6419           9.6296          9.6107           9.5790          9.3799
       4.2112              9.5105          9.4753           9.4628          9.4436           9.4116          9.2113
       4.2424              9.3466          9.3108           9.2980          9.2786           9.2461          9.0448
       4.2737              9.1848          9.1482           9.1352          9.1155           9.0826          8.8802
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price      430.04          426.67           425.46          423.61           420.46          400.06
                  WAL     9.81490          9.77600         9.76330          9.74540         9.71860          9.55810
             Mod Durn      4.346            4.330           4.325            4.318           4.309            4.281
        Mod Convexity      0.315            0.311           0.310            0.308           0.306            0.301
     Principal Window  Jun00 to Sep29  Jun00 to Sep29   Jun00 to Sep29  Jun00 to Sep29   Jun00 to Sep29  Jun00 to Mar25
        Maturity #mos       352              352             352              352             352              298
     Accrued Interest    167,273.96      167,273.96       167,273.96      167,273.96       167,273.96      167,273.96
    Total Collat Loss   0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)     0.00 (0.00%)    0.00 (0.00%)

               Prepay     At 0 CPR        At 10 CPR       At 15 CPR        At 25 CPR       At 50 CPR       At 100 CPR
           No prepays  During any YM    During any YM   During any YM    During any YM   During any YM    During any YM
Lockout and penalties Include penalty  Include penalty Include penalty  Include penalty Include penalty  Include penalty

     Ext., if balloon       None            None             None            None             None            None
      Pay Exten Princ

              Default     At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR         At 0 CDR        At 0 CDR
        Loss Severity        0                0               0                0               0                0
    Servicer Advances  100% of P & I    100% of P & I   100% of P & I    100% of P & I   100% of P & I    100% of P & I
         Recovery Lag      12 mos          12 mos           12 mos          12 mos           12 mos          12 mos
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)   Calls ASAP (N)  Calls ASAP (N)

              CMT_3MO            5.820           5.820            5.820           5.820            5.820           5.820
              CMT_6MO            6.000           6.000            6.000           6.000            6.000           6.000
              CMT_1YR            6.030           6.030            6.030           6.030            6.030           6.030
              CMT_2YR            6.345           6.345            6.345           6.345            6.345           6.345
              CMT_5YR            6.552           6.552            6.552           6.552            6.552           6.552
             CMT_10YR            6.225           6.225            6.225           6.225            6.225           6.225
-------------------------------------------------------------------------------------------------------------------------
             CMT_30YR            5.966           5.966            5.966           5.966            5.966           5.966
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, Class IO--Price/Yield

------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                     $783,097,303.54       Settle at Pricing
Coupon                        0.976           Original Balance         $783,097,303.54       Accrual begins                5/1/00
Delay                          14             Current Balance          $783,097,303.54       Factor Date                     N/A
Stated Maturity                N/A            Factor                          1              ---------------------------------------
Type                       SEN WAC IO         -----------------------------------------------
----------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88


---------------------------------------------------------------------------------------------------------------
                               0CPR; ym; Ext0mo          10CPR; ym; Ext0mo          15CPR; ym; Ext0mo
                                100% 0% rules;             100% 0% rules;             100% 0% rules;
                               0CDR,30% adv100%           0CDR,30% adv100%           0CDR,30% adv100%
          Price                      lag12                     lag12                      lag12
                                     Yield
---------------------------------------------------------------------------------------------------------------
           4-31                     11.5223                   11.4993                    11.4908
           5-00                     11.3708                   11.3474                    11.3387
           5-01                     11.2208                   11.1970                    11.1882
           5-02                     11.0723                   11.0482                    11.0393
           5-03                     10.9254                   10.9008                    10.8918
           5-04                     10.7800                   10.7550                    10.7458
           5-05                     10.6360                   10.6106                    10.6013
           5-06                     10.4934                   10.4676                    10.4581
           5-07                     10.3523                   10.3260                    10.3164
           5-08                     10.2125                   10.1858                    10.1761
           5-09                     10.0741                   10.0470                    10.0371
           5-10                     9.9370                     9.9095                     9.8995
           5-11                     9.8013                     9.7733                     9.7632
           5-12                     9.6668                     9.6384                     9.6281
           5-13                     9.5337                     9.5048                     9.4944
           5-14                     9.4018                     9.3725                     9.3619
           5-15                     9.2711                     9.2413                     9.2306
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
     Spread @ Center Price          431.37                     428.57                     427.56
                       WAL          9.81130                   9.77270                    9.76020
                  Mod Durn           4.241                     4.229                      4.224
             Mod Convexity           0.298                     0.294                      0.293
          Principal Window      Jun00 to Sep29             Jun00 to Sep29             Jun00 to Sep29
             Maturity #mos            352                       352                        352
          Accrued Interest        212,306.69                 212,306.69                 212,306.69
         Total Collat Loss       0.00 (0.00%)               0.00 (0.00%)               0.00 (0.00%)

                    Prepay         At 0 CPR                  At 10 CPR                  At 15 CPR
                No prepays       During any YM             During any YM              During any YM
     Lockout and penalties      Include penalty           Include penalty            Include penalty

          Ext., if balloon           None                       None                       None
           Pay Exten Princ

                   Default         At 0 CDR                   At 0 CDR                   At 0 CDR
             Loss Severity            0.3                       0.3                        0.3
         Servicer Advances       100% of P & I             100% of P & I              100% of P & I
              Recovery Lag          12 mos                     12 mos                     12 mos
       Optional Redemption      Calls ASAP (N)             Calls ASAP (N)             Calls ASAP (N)

---------------------------------------------------------------------------------------------------------------
                   CMT_3MO                     5.820                      5.820                      5.820
                   CMT_6MO                     6.000                      6.000                      6.000
                   CMT_1YR                     6.030                      6.030                      6.030
                   CMT_2YR                     6.345                      6.345                      6.345
                   CMT_5YR                     6.256                      6.256                      6.256
                  CMT_10YR                     6.030                      6.030                      6.030
                  CMT_30YR                     5.880                      5.880                      5.880
---------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                               25CPR; ym; Ext0mo          50CPR; ym; Ext0mo          100CPR; ym; Ext0mo
                                 100% 0% rules;            100% 0% rules;              100% 0% rules;
                                0CDR,30% adv100%          0CDR,30% adv100%            0CDR,30% adv100%
          Price                      lag12                      lag12                       lag12

--------------------------------------------------------------------------------------------------------------
           4-31                     11.4772                    11.4518                     11.2520
           5-00                     11.3250                    11.2993                     11.0985
           5-01                     11.1743                    11.1483                     10.9466
           5-02                     11.0251                    10.9989                     10.7961
           5-03                     10.8774                    10.8509                     10.6472
           5-04                     10.7312                    10.7045                     10.4998
           5-05                     10.5865                    10.5595                     10.3539
           5-06                     10.4432                    10.4159                     10.2093
           5-07                     10.3013                    10.2737                     10.0662
           5-08                     10.1608                    10.1330                     9.9245
           5-09                     10.0216                    9.9935                      9.7841
           5-10                      9.8838                    9.8554                      9.6451
           5-11                      9.7472                    9.7186                      9.5074
           5-12                      9.6120                    9.5831                      9.3710
           5-13                      9.4781                    9.4489                      9.2358
           5-14                      9.3454                    9.3159                      9.1020
           5-15                      9.2139                    9.1842                      8.9693
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     Spread @ Center Price           425.96                    423.09                      401.61
                       WAL          9.74240                    9.71570                     9.55550
                  Mod Durn           4.219                      4.211                       4.183
             Mod Convexity           0.292                      0.290                       0.286
          Principal Window       Jun00 to Sep29            Jun00 to Sep29              Jun00 to Mar25
             Maturity #mos            352                        352                         298
          Accrued Interest         212,306.69                212,306.69                  212,306.69
         Total Collat Loss        0.00 (0.00%)              0.00 (0.00%)                0.00 (0.00%)

                    Prepay         At 25 CPR                  At 50 CPR                  At 100 CPR
                No prepays       During any YM              During any YM               During any YM
     Lockout and penalties      Include penalty            Include penalty             Include penalty

          Ext., if balloon            None                      None                        None
           Pay Exten Princ

                   Default          At 0 CDR                  At 0 CDR                    At 0 CDR
             Loss Severity            0.3                        0.3                         0.3
         Servicer Advances       100% of P & I              100% of P & I               100% of P & I
              Recovery Lag           12 mos                    12 mos                      12 mos
       Optional Redemption       Calls ASAP (N)            Calls ASAP (N)              Calls ASAP (N)

--------------------------------------------------------------------------------------------------------------
                   CMT_3MO                      5.820                     5.820                         5.820
                   CMT_6MO                      6.000                     6.000                         6.000
                   CMT_1YR                      6.030                     6.030                         6.030
                   CMT_2YR                      6.345                     6.345                         6.345
                   CMT_5YR                      6.256                     6.256                         6.256
                  CMT_10YR                      6.030                     6.030                         6.030
                  CMT_30YR                      5.880                     5.880                         5.880
--------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield

------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                     $783,097,303.54       Settle at Pricing
Coupon                        0.976           Original Balance         $783,097,303.54       Accrual begins                5/1/00
Delay                          14             Current Balance          $783,097,303.54       Factor Date                     N/A
Stated Maturity                N/A            Factor                          1              ---------------------------------------
Type                       SEN WAC IO         -----------------------------------------------
----------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88


----------------------------------------------------------------------------------------------------------
                              0CPR; ym; Ext0mo         10CPR; ym; Ext0mo          15CPR; ym; Ext0mo
                               100% 0% rules;            100% 0% rules;             100% 0% rules;
                              1CDR,30% adv100%          1CDR,30% adv100%           1CDR,30% adv100%
          Price                     lag12                    lag12                      lag12
                                    Yield
----------------------------------------------------------------------------------------------------------
           4-31                    10.2729                  10.2488                    10.2399
           5-00                    10.1212                  10.0967                    10.0876
           5-01                    9.9711                    9.9461                     9.9369
           5-02                    9.8225                    9.7971                     9.7878
           5-03                    9.6755                    9.6496                     9.6401
           5-04                    9.5299                    9.5036                     9.4940
           5-05                    9.3858                    9.3591                     9.3493
           5-06                    9.2431                    9.2159                     9.2060
           5-07                    9.1018                    9.0742                     9.0642
           5-08                    8.9620                    8.9339                     8.9237
           5-09                    8.8235                    8.7950                     8.7846
           5-10                    8.6863                    8.6574                     8.6468
           5-11                    8.5505                    8.5211                     8.5104
           5-12                    8.4160                    8.3861                     8.3753
           5-13                    8.2828                    8.2524                     8.2414
           5-14                    8.1508                    8.1199                     8.1088
           5-15                    8.0200                    7.9887                     7.9774
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
     Spread @ Center Price         304.49                    301.58                     300.53
                       WAL         9.40300                  9.37120                    9.36080
                  Mod Durn          4.238                    4.225                      4.220
             Mod Convexity          0.299                    0.295                      0.294
          Principal Window     Jun00 to Sep29            Jun00 to Sep29             Jun00 to Sep29
             Maturity #mos           352                      352                        352
          Accrued Interest       212,306.69                212,306.69                 212,306.69
         Total Collat Loss  20,094,159.23 (2.57%)    20,029,578.97 (2.56%)      20,009,223.06 (2.56%)

                    Prepay        At 0 CPR                 At 10 CPR                  At 15 CPR
                No prepays      During any YM            During any YM              During any YM
     Lockout and penalties     Include penalty          Include penalty            Include penalty

          Ext., if balloon          None                      None                       None
           Pay Exten Princ

                   Default        At 1 CDR                  At 1 CDR                   At 1 CDR
             Loss Severity           0.3                      0.3                        0.3
         Servicer Advances      100% of P & I            100% of P & I              100% of P & I
              Recovery Lag         12 mos                    12 mos                     12 mos
       Optional Redemption     Calls ASAP (N)            Calls ASAP (N)             Calls ASAP (N)

----------------------------------------------------------------------------------------------------------
                   CMT_3MO                   5.820                      5.820                      5.820
                   CMT_6MO                   6.000                      6.000                      6.000
                   CMT_1YR                   6.030                      6.030                      6.030
                   CMT_2YR                   6.345                      6.345                      6.345
                   CMT_5YR                   6.256                      6.256                      6.256
                  CMT_10YR                   6.030                      6.030                      6.030
                  CMT_30YR                   5.880                      5.880                      5.880
----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                              25CPR; ym; Ext0mo         50CPR; ym; Ext0mo           100CPR; ym; Ext0mo
                               100% 0% rules;             100% 0% rules;              100% 0% rules;
                              1CDR,30% adv100%           1CDR,30% adv100%            1CDR,30% adv100%
          Price                     lag12                     lag12                        lag12

-------------------------------------------------------------------------------------------------------------
           4-31                    10.2257                   10.1998                      9.9986
           5-00                    10.0732                   10.0471                      9.8448
           5-01                    9.9223                     9.8959                      9.6927
           5-02                    9.7730                     9.7463                      9.5421
           5-03                    9.6251                     9.5982                      9.3929
           5-04                    9.4788                     9.4516                      9.2453
           5-05                    9.3339                     9.3064                      9.0992
           5-06                    9.1904                     9.1626                      8.9545
           5-07                    9.0483                     9.0203                      8.8112
           5-08                    8.9077                     8.8794                      8.6693
           5-09                    8.7684                     8.7398                      8.5287
           5-10                    8.6304                     8.6015                      8.3896
           5-11                    8.4938                     8.4646                      8.2517
           5-12                    8.3584                     8.3290                      8.1151
           5-13                    8.2243                     8.1946                      7.9799
           5-14                    8.0915                     8.0615                      7.8459
           5-15                    7.9599                     7.9297                      7.7131
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
     Spread @ Center Price         298.88                     295.97                      274.40
                       WAL         9.34570                   9.32250                      9.17670
                  Mod Durn          4.214                     4.206                        4.178
             Mod Convexity          0.292                     0.290                        0.286
          Principal Window     Jun00 to Sep29             Jun00 to Sep29              Jun00 to Mar25
             Maturity #mos           352                       352                          298
          Accrued Interest       212,306.69                 212,306.69                  212,306.69
         Total Collat Loss  19,981,696.46 (2.55%)     19,948,012.83 (2.55%)        19,915,550.39 (2.54%)

                    Prepay        At 25 CPR                 At 50 CPR                   At 100 CPR
                No prepays      During any YM             During any YM                During any YM
     Lockout and penalties     Include penalty           Include penalty              Include penalty

          Ext., if balloon          None                       None                        None
           Pay Exten Princ

                   Default        At 1 CDR                   At 1 CDR                    At 1 CDR
             Loss Severity           0.3                       0.3                          0.3
         Servicer Advances      100% of P & I             100% of P & I                100% of P & I
              Recovery Lag         12 mos                     12 mos                      12 mos
       Optional Redemption     Calls ASAP (N)             Calls ASAP (N)              Calls ASAP (N)

-------------------------------------------------------------------------------------------------------------
                   CMT_3MO                    5.820                      5.820                         5.820
                   CMT_6MO                    6.000                      6.000                         6.000
                   CMT_1YR                    6.030                      6.030                         6.030
                   CMT_2YR                    6.345                      6.345                         6.345
                   CMT_5YR                    6.256                      6.256                         6.256
                  CMT_10YR                    6.030                      6.030                         6.030
                  CMT_30YR                    5.880                      5.880                         5.880
-------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield

------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                     $783,097,303.54       Settle at Pricing
Coupon                        0.976           Original Balance         $783,097,303.54       Accrual begins                5/1/00
Delay                          14             Current Balance          $783,097,303.54       Factor Date                     N/A
Stated Maturity                N/A            Factor                          1              ---------------------------------------
Type                       SEN WAC IO         -----------------------------------------------
----------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88


----------------------------------------------------------------------------------------------------------
                              0CPR; ym; Ext0mo         10CPR; ym; Ext0mo          15CPR; ym; Ext0mo
                               100% 0% rules;            100% 0% rules;             100% 0% rules;
                              2CDR,30% adv100%          2CDR,30% adv100%           2CDR,30% adv100%
          Price                     lag12                    lag12                      lag12
                                    Yield
----------------------------------------------------------------------------------------------------------
           4-31                    8.9752                    8.9513                     8.9425
           5-00                    8.8231                    8.7988                     8.7899
           5-01                    8.6727                    8.6479                     8.6388
           5-02                    8.5237                    8.4985                     8.4893
           5-03                    8.3763                    8.3506                     8.3413
           5-04                    8.2304                    8.2043                     8.1948
           5-05                    8.0860                    8.0594                     8.0498
           5-06                    7.9430                    7.9159                     7.9062
           5-07                    7.8015                    7.7739                     7.7640
           5-08                    7.6613                    7.6333                     7.6232
           5-09                    7.5226                    7.4940                     7.4838
           5-10                    7.3851                    7.3561                     7.3457
           5-11                    7.2490                    7.2196                     7.2090
           5-12                    7.1143                    7.0843                     7.0736
           5-13                    6.9808                    6.9503                     6.9394
           5-14                    6.8486                    6.8176                     6.8066
           5-15                    6.7176                    6.6861                     6.6749
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
     Spread @ Center Price         172.71                    169.84                     168.81
                       WAL         9.01860                  8.99250                    8.98370
                  Mod Durn          4.229                    4.215                      4.211
             Mod Convexity          0.299                    0.295                      0.294
          Principal Window     Jun00 to Sep29            Jun00 to Sep29             Jun00 to Sep29
             Maturity #mos           352                      352                        352
          Accrued Interest       212,306.69                212,306.69                 212,306.69
         Total Collat Loss  38,512,536.47 (4.92%)    38,407,673.06 (4.90%)      38,374,267.35 (4.90%)

                    Prepay        At 0 CPR                 At 10 CPR                  At 15 CPR
                No prepays      During any YM            During any YM              During any YM
     Lockout and penalties     Include penalty          Include penalty            Include penalty

          Ext., if balloon          None                      None                       None
           Pay Exten Princ

                   Default        At 2 CDR                  At 2 CDR                   At 2 CDR
             Loss Severity           0.3                      0.3                        0.3
         Servicer Advances      100% of P & I            100% of P & I              100% of P & I
              Recovery Lag         12 mos                    12 mos                     12 mos
       Optional Redemption     Calls ASAP (N)            Calls ASAP (N)             Calls ASAP (N)

----------------------------------------------------------------------------------------------------------
                   CMT_3MO                   5.820                      5.820                      5.820
                   CMT_6MO                   6.000                      6.000                      6.000
                   CMT_1YR                   6.030                      6.030                      6.030
                   CMT_2YR                   6.345                      6.345                      6.345
                   CMT_5YR                   6.256                      6.256                      6.256
                  CMT_10YR                   6.030                      6.030                      6.030
                  CMT_30YR                   5.880                      5.880                      5.880
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                               25CPR; ym; Ext0mo         50CPR; ym; Ext0mo           100CPR; ym; Ext0mo
                                100% 0% rules;             100% 0% rules;              100% 0% rules;
                               2CDR,30% adv100%           2CDR,30% adv100%            2CDR,30% adv100%
          Price                      lag12                     lag12                        lag12

--------------------------------------------------------------------------------------------------------------
           4-31                     8.9287                     8.9033                      8.7001
           5-00                     8.7758                     8.7502                      8.5460
           5-01                     8.6246                     8.5987                      8.3934
           5-02                     8.4748                     8.4487                      8.2424
           5-03                     8.3266                     8.3002                      8.0929
           5-04                     8.1799                     8.1532                      7.9449
           5-05                     8.0347                     8.0076                      7.7984
           5-06                     7.8909                     7.8636                      7.6533
           5-07                     7.7485                     7.7209                      7.5097
           5-08                     7.6075                     7.5796                      7.3675
           5-09                     7.4679                     7.4397                      7.2266
           5-10                     7.3296                     7.3011                      7.0871
           5-11                     7.1926                     7.1639                      6.9489
           5-12                     7.0570                     7.0280                      6.8120
           5-13                     6.9226                     6.8933                      6.6765
           5-14                     6.7895                     6.7599                      6.5421
           5-15                     6.6577                     6.6278                      6.4091
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
     Spread @ Center Price          167.20                     164.34                      142.63
                       WAL          8.97100                   8.95080                      8.81820
                  Mod Durn           4.204                     4.196                        4.168
             Mod Convexity           0.292                     0.290                        0.286
          Principal Window      Jun00 to Sep29             Jun00 to Sep29              Jun00 to Mar25
             Maturity #mos            352                       352                          298
          Accrued Interest        212,306.69                 212,306.69                  212,306.69
         Total Collat Loss   38,328,658.78 (4.89%)     38,271,860.62 (4.89%)        38,215,816.10 (4.88%)

                    Prepay         At 25 CPR                 At 50 CPR                   At 100 CPR
                No prepays       During any YM             During any YM                During any YM
     Lockout and penalties      Include penalty           Include penalty              Include penalty

          Ext., if balloon           None                       None                        None
           Pay Exten Princ

                   Default         At 2 CDR                   At 2 CDR                    At 2 CDR
             Loss Severity            0.3                       0.3                          0.3
         Servicer Advances       100% of P & I             100% of P & I                100% of P & I
              Recovery Lag          12 mos                     12 mos                      12 mos
       Optional Redemption      Calls ASAP (N)             Calls ASAP (N)              Calls ASAP (N)

--------------------------------------------------------------------------------------------------------------
                   CMT_3MO                     5.820                      5.820                         5.820
                   CMT_6MO                     6.000                      6.000                         6.000
                   CMT_1YR                     6.030                      6.030                         6.030
                   CMT_2YR                     6.345                      6.345                         6.345
                   CMT_5YR                     6.256                      6.256                         6.256
                  CMT_10YR                     6.030                      6.030                         6.030
                  CMT_30YR                     5.880                      5.880                         5.880
--------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield

------------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                     $783,097,303.54       Settle at Pricing
Coupon                        0.976           Original Balance         $783,097,303.54       Accrual begins                5/1/00
Delay                          14             Current Balance          $783,097,303.54       Factor Date                     N/A
Stated Maturity                N/A            Factor                          1              ---------------------------------------
Type                       SEN WAC IO         -----------------------------------------------
----------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.256, 10YR=6.03, 30YR=5.88


----------------------------------------------------------------------------------------------------------
                              0CPR; ym; Ext0mo         10CPR; ym; Ext0mo          15CPR; ym; Ext0mo
                               100% 0% rules;            100% 0% rules;             100% 0% rules;
                              3CDR,30% adv100%          3CDR,30% adv100%           3CDR,30% adv100%
          Price                     lag12                    lag12                      lag12
                                    Yield
----------------------------------------------------------------------------------------------------------
           4-31                    7.5366                    7.5116                     7.5026
           5-00                    7.3831                    7.3576                     7.3484
           5-01                    7.2312                    7.2052                     7.1959
           5-02                    7.0809                    7.0544                     7.0449
           5-03                    6.9321                    6.9051                     6.8954
           5-04                    6.7848                    6.7573                     6.7474
           5-05                    6.6390                    6.6110                     6.6010
           5-06                    6.4947                    6.4661                     6.4559
           5-07                    6.3518                    6.3227                     6.3123
           5-08                    6.2103                    6.1807                     6.1702
           5-09                    6.0702                    6.0401                     6.0294
           5-10                    5.9315                    5.9008                     5.8899
           5-11                    5.7941                    5.7629                     5.7518
           5-12                    5.6580                    5.6263                     5.6151
           5-13                    5.5233                    5.4910                     5.4796
           5-14                    5.3898                    5.3569                     5.3454
           5-15                    5.2576                    5.2242                     5.2124
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
     Spread @ Center Price          26.10                    23.10                      22.03
                       WAL         8.65630                  8.63480                    8.62750
                  Mod Durn          4.190                    4.174                      4.169
             Mod Convexity          0.293                    0.289                      0.288
          Principal Window     Jun00 to Sep29            Jun00 to Sep29             Jun00 to Sep29
             Maturity #mos           352                      352                        352
          Accrued Interest       212,306.69                212,306.69                 212,306.69
         Total Collat Loss  55,397,103.02 (7.07%)    55,269,470.69 (7.06%)      55,228,374.83 (7.05%)

                    Prepay        At 0 CPR                 At 10 CPR                  At 15 CPR
                No prepays      During any YM            During any YM              During any YM
     Lockout and penalties     Include penalty          Include penalty            Include penalty

          Ext., if balloon          None                      None                       None
           Pay Exten Princ

                   Default        At 3 CDR                  At 3 CDR                   At 3 CDR
             Loss Severity           0.3                      0.3                        0.3
         Servicer Advances      100% of P & I            100% of P & I              100% of P & I
              Recovery Lag         12 mos                    12 mos                     12 mos
       Optional Redemption     Calls ASAP (N)            Calls ASAP (N)             Calls ASAP (N)

----------------------------------------------------------------------------------------------------------
                   CMT_3MO                   5.820                      5.820                      5.820
                   CMT_6MO                   6.000                      6.000                      6.000
                   CMT_1YR                   6.030                      6.030                      6.030
                   CMT_2YR                   6.345                      6.345                      6.345
                   CMT_5YR                   6.256                      6.256                      6.256
                  CMT_10YR                   6.030                      6.030                      6.030
                  CMT_30YR                   5.880                      5.880                      5.880
----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                              25CPR; ym; Ext0mo         50CPR; ym; Ext0mo           100CPR; ym; Ext0mo
                               100% 0% rules;             100% 0% rules;              100% 0% rules;
                              3CDR,30% adv100%           3CDR,30% adv100%            3CDR,30% adv100%
          Price                     lag12                     lag12                        lag12

-------------------------------------------------------------------------------------------------------------
           4-31                    7.4884                     7.4626                      7.2509
           5-00                    7.3340                     7.3080                      7.0951
           5-01                    7.1812                     7.1549                      6.9409
           5-02                    7.0300                     7.0034                      6.7883
           5-03                    6.8803                     6.8534                      6.6373
           5-04                    6.7322                     6.7049                      6.4877
           5-05                    6.5854                     6.5579                      6.3397
           5-06                    6.4402                     6.4124                      6.1931
           5-07                    6.2964                     6.2682                      6.0479
           5-08                    6.1540                     6.1255                      5.9041
           5-09                    6.0129                     5.9842                      5.7618
           5-10                    5.8733                     5.8442                      5.6208
           5-11                    5.7349                     5.7056                      5.4811
           5-12                    5.5979                     5.5683                      5.3428
           5-13                    5.4622                     5.4322                      5.2057
           5-14                    5.3278                     5.2975                      5.0700
           5-15                    5.1946                     5.1640                      4.9355
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
     Spread @ Center Price          20.39                     17.49                        -5.09
                       WAL         8.61670                   8.59910                      8.47870
                  Mod Durn          4.163                     4.154                        4.124
             Mod Convexity          0.286                     0.284                        0.279
          Principal Window     Jun00 to Sep29             Jun00 to Sep29              Jun00 to Mar25
             Maturity #mos           352                       352                          298
          Accrued Interest       212,306.69                 212,306.69                  212,306.69
         Total Collat Loss  55,171,727.41 (7.05%)     55,099,947.25 (7.04%)        55,027,450.87 (7.03%)

                    Prepay        At 25 CPR                 At 50 CPR                   At 100 CPR
                No prepays      During any YM             During any YM                During any YM
     Lockout and penalties     Include penalty           Include penalty              Include penalty

          Ext., if balloon          None                       None                        None
           Pay Exten Princ

                   Default        At 3 CDR                   At 3 CDR                    At 3 CDR
             Loss Severity           0.3                       0.3                          0.3
         Servicer Advances      100% of P & I             100% of P & I                100% of P & I
              Recovery Lag         12 mos                     12 mos                      12 mos
       Optional Redemption     Calls ASAP (N)             Calls ASAP (N)              Calls ASAP (N)

-------------------------------------------------------------------------------------------------------------
                   CMT_3MO                    5.820                      5.820                         5.820
                   CMT_6MO                    6.000                      6.000                         6.000
                   CMT_1YR                    6.030                      6.030                         6.030
                   CMT_2YR                    6.345                      6.345                         6.345
                   CMT_5YR                    6.256                      6.256                         6.256
                  CMT_10YR                    6.030                      6.030                         6.030
                  CMT_30YR                    5.880                      5.880                         5.880
-------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNB 00-C1, Class IO--Price/Yield

-----------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                     $776,325,806.24       Settle at Pricing
Coupon                       0.8054           Original Balance         $776,325,806.24       Accrual begins                5/1/00
Delay                          14             Current Balance          $776,325,806.24       Factor Date                    N/A
Stated Maturity                N/A            Factor                          1              --------------------------------------
Type                       SEN WAC IO         -----------------------------------------------
---------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.49, 10YR=6.219, 30YR=5.993

--------------------------------------------------------------------------------------------------------
                              0CPR; ym; Ext0mo         10CPR; ym; Ext0mo          15CPR; ym; Ext0mo
                               100% 0% rules;            100% 0% rules;             100% 0% rules;
                               0CDR,0% adv100%          0CDR,0% adv100%            0CDR,0% adv100%
          Price                     lag12                    lag12                      lag12
                                    Yield
--------------------------------------------------------------------------------------------------------
           3-30                    12.0010                  11.9754                    11.9660
           3-31                    11.8118                  11.7857                    11.7761
           4-00                    11.6251                  11.5984                    11.5886
           4-01                    11.4408                  11.4135                    11.4036
           4-02                    11.2589                  11.2311                    11.2209
           4-03                    11.0793                  11.0509                    11.0405
           4-04                    10.9020                  10.8730                    10.8624
           4-05                    10.7269                  10.6973                    10.6865
           4-06                    10.5539                  10.5237                    10.5128
           4-07                    10.3831                  10.3523                    10.3412
           4-08                    10.2144                  10.1830                    10.1716
           4-09                    10.0477                  10.0157                    10.0041
           4-10                    9.8830                    9.8504                     9.8386
           4-11                    9.7203                    9.6870                     9.6751
           4-12                    9.5595                    9.5256                     9.5134
           4-13                    9.4006                    9.3660                     9.3537
           4-14                    9.2435                    9.2083                     9.1957
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
     Spread @ Center Price         432.49                    429.26                     428.10
                       WAL         9.81490                  9.77600                    9.76330
                  Mod Durn          4.319                    4.304                      4.299
             Mod Convexity          0.311                    0.307                      0.306
          Principal Window     Jun00 to Sep29            Jun00 to Sep29             Jun00 to Sep29
             Maturity #mos           352                      352                        352
          Accrued Interest       173,690.71                173,690.71                 173,690.71
         Total Collat Loss      0.00 (0.00%)              0.00 (0.00%)               0.00 (0.00%)

                    Prepay        At 0 CPR                 At 10 CPR                  At 15 CPR
                No prepays      During any YM            During any YM              During any YM
     Lockout and penalties     Include penalty          Include penalty            Include penalty

          Ext., if balloon          None                      None                       None
           Pay Exten Princ

                   Default        At 0 CDR                  At 0 CDR                   At 0 CDR
             Loss Severity            0                       0.35                       0.35
         Servicer Advances      100% of P & I            100% of P & I              100% of P & I
              Recovery Lag         12 mos                    12 mos                     12 mos
       Optional Redemption     Calls ASAP (N)            Calls ASAP (N)             Calls ASAP (N)

--------------------------------------------------------------------------------------------------------
                   CMT_3MO                   5.820                      5.820                      5.820
                   CMT_6MO                   6.000                      6.000                      6.000
                   CMT_1YR                   6.030                      6.030                      6.030
                   CMT_2YR                   6.587                      6.587                      6.587
                   CMT_5YR                   6.490                      6.490                      6.490
                  CMT_10YR                   6.219                      6.219                      6.219
                  CMT_30YR                   5.993                      5.993                      5.993
--------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                  25CPR; ym; Ext0mo         50CPR; ym; Ext0mo           100CPR; ym; Ext0mo
                                   100% 0% rules;             100% 0% rules;              100% 0% rules;
                                   0CDR,0% adv100%           0CDR,0% adv100%              0CDR,0% adv100%
          Price                         lag12                     lag12                        lag12

-----------------------------------------------------------------------------------------------------------------
           3-30                        11.9512                   11.9249                      11.7387
           3-31                        11.7610                   11.7344                      11.5470
           4-00                        11.5733                   11.5463                      11.3577
           4-01                        11.3880                   11.3606                      11.1709
           4-02                        11.2051                   11.1773                      10.9864
           4-03                        11.0244                   10.9963                      10.8043
           4-04                        10.8461                   10.8176                      10.6244
           4-05                        10.6699                   10.6411                      10.4467
           4-06                        10.4959                   10.4667                      10.2712
           4-07                        10.3240                   10.2944                      10.0978
           4-08                        10.1542                   10.1243                      9.9266
           4-09                        9.9864                     9.9561                      9.7573
           4-10                        9.8206                     9.7900                      9.5901
           4-11                        9.6568                     9.6258                      9.4248
           4-12                        9.4949                     9.4635                      9.2614
           4-13                        9.3348                     9.3030                      9.1000
           4-14                        9.1766                     9.1445                      8.9403
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
     Spread @ Center Price             426.31                     423.24                      402.83
                       WAL             9.74540                   9.71860                      9.55810
                  Mod Durn              4.292                     4.283                        4.256
             Mod Convexity              0.304                     0.302                        0.298
          Principal Window         Jun00 to Sep29             Jun00 to Sep29              Jun00 to Mar25
             Maturity #mos               352                       352                          298
          Accrued Interest           173,690.71                 173,690.71                  173,690.71
         Total Collat Loss          0.00 (0.00%)               0.00 (0.00%)                0.00 (0.00%)

                    Prepay            At 25 CPR                 At 50 CPR                   At 100 CPR
                No prepays          During any YM             During any YM                During any YM
     Lockout and penalties         Include penalty           Include penalty              Include penalty

          Ext., if balloon              None                       None                        None
           Pay Exten Princ

                   Default            At 0 CDR                   At 0 CDR                    At 0 CDR
             Loss Severity              0.35                       0.35                        0.35
         Servicer Advances          100% of P & I             100% of P & I                100% of P & I
              Recovery Lag             12 mos                     12 mos                      12 mos
       Optional Redemption         Calls ASAP (N)             Calls ASAP (N)              Calls ASAP (N)

-----------------------------------------------------------------------------------------------------------------
                   CMT_3MO                        5.820                      5.820                         5.820
                   CMT_6MO                        6.000                      6.000                         6.000
                   CMT_1YR                        6.030                      6.030                         6.030
                   CMT_2YR                        6.587                      6.587                         6.587
                   CMT_5YR                        6.490                      6.490                         6.490
                  CMT_10YR                        6.219                      6.219                         6.219
                  CMT_30YR                        5.993                      5.993                         5.993
-----------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNB 00-C1, Class IO--Price/Yield

-----------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                     $776,325,806.24       Settle at Pricing
Coupon                       0.8054           Original Balance         $776,325,806.24       Accrual begins                5/1/00
Delay                          14             Current Balance          $776,325,806.24       Factor Date                    N/A
Stated Maturity                N/A            Factor                          1              --------------------------------------
Type                       SEN WAC IO         -----------------------------------------------
---------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.49, 10YR=6.219, 30YR=5.993


-----------------------------------------------------------------------------------------------------------
                              0CPR; ym; Ext0mo         10CPR; ym; Ext0mo          15CPR; ym; Ext0mo
                               100% 0% rules;            100% 0% rules;             100% 0% rules;
                               1CDR,0% adv100%          1CDR,0% adv100%            1CDR,0% adv100%
          Price                     lag12                    lag12                      lag12
                                    Yield                    Yield                      Yield
-----------------------------------------------------------------------------------------------------------
           3-30                    10.6170                  10.5895                    10.5794
           3-31                    10.4279                  10.3997                    10.3895
           4-00                    10.2412                  10.2125                    10.2020
           4-01                    10.0570                  10.0276                    10.0169
           4-02                    9.8751                    9.8451                     9.8342
           4-03                    9.6956                    9.6650                     9.6539
           4-04                    9.5184                    9.4871                     9.4758
           4-05                    9.3433                    9.3114                     9.2999
           4-06                    9.1705                    9.1379                     9.1262
           4-07                    8.9998                    8.9666                     8.9546
           4-08                    8.8312                    8.7973                     8.7852
           4-09                    8.6647                    8.6301                     8.6177
           4-10                    8.5001                    8.4649                     8.4523
           4-11                    8.3376                    8.3016                     8.2888
           4-12                    8.1770                    8.1403                     8.1273
           4-13                    8.0182                    7.9809                     7.9676
           4-14                    7.8613                    7.8233                     7.8098
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     Spread @ Center Price         291.93                    288.50                     287.27
                       WAL         9.40610                  9.37410                    9.36350
                  Mod Durn          4.322                    4.305                      4.300
             Mod Convexity          0.313                    0.309                      0.308
          Principal Window     Jun00 to Sep29            Jun00 to Sep29             Jun00 to Sep29
             Maturity #mos           352                      352                        352
          Accrued Interest       173,690.71                173,690.71                 173,690.71
         Total Collat Loss  19,928,352.47 (2.57%)    19,863,772.20 (2.56%)      19,843,416.29 (2.56%)

                    Prepay        At 0 CPR                 At 10 CPR                  At 15 CPR
                No prepays      During any YM            During any YM              During any YM
     Lockout and penalties     Include penalty          Include penalty            Include penalty

          Ext., if balloon          None                      None                       None
           Pay Exten Princ

                   Default        At 1 CDR                  At 1 CDR                   At 1 CDR
             Loss Severity           0.3                      0.3                        0.3
         Servicer Advances      100% of P & I            100% of P & I              100% of P & I
              Recovery Lag         12 mos                    12 mos                     12 mos
       Optional Redemption     Calls ASAP (N)            Calls ASAP (N)             Calls ASAP (N)

-----------------------------------------------------------------------------------------------------------
                   CMT_3MO                   5.820                      5.820                      5.820
                   CMT_6MO                   6.000                      6.000                      6.000
                   CMT_1YR                   6.030                      6.030                      6.030
                   CMT_2YR                   6.587                      6.587                      6.587
                   CMT_5YR                   6.490                      6.490                      6.490
                  CMT_10YR                   6.219                      6.219                      6.219
                  CMT_30YR                   5.993                      5.993                      5.993
-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                              25CPR; ym; Ext0mo         50CPR; ym; Ext0mo           100CPR; ym; Ext0mo
                               100% 0% rules;             100% 0% rules;              100% 0% rules;
                               1CDR,0% adv100%           1CDR,0% adv100%              1CDR,0% adv100%
          Price                     lag12                     lag12                        lag12
                                    Yield                     Yield                        Yield
-------------------------------------------------------------------------------------------------------------
           3-30                    10.5636                   10.5361                      10.3486
           3-31                    10.3734                   10.3455                      10.1567
           4-00                    10.1856                   10.1574                      9.9674
           4-01                    10.0003                    9.9716                      9.7804
           4-02                    9.8173                     9.7883                      9.5959
           4-03                    9.6366                     9.6072                      9.4137
           4-04                    9.4582                     9.4284                      9.2337
           4-05                    9.2821                     9.2519                      9.0560
           4-06                    9.1081                     9.0775                      8.8805
           4-07                    8.9362                     8.9053                      8.7071
           4-08                    8.7665                     8.7351                      8.5359
           4-09                    8.5987                     8.5670                      8.3666
           4-10                    8.4330                     8.4008                      8.1994
           4-11                    8.2692                     8.2367                      8.0341
           4-12                    8.1074                     8.0744                      7.8708
           4-13                    7.9474                     7.9141                      7.7094
           4-14                    7.7893                     7.7555                      7.5498
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
     Spread @ Center Price         285.38                     282.19                      261.70
                       WAL         9.34830                   9.32500                      9.17900
                  Mod Durn          4.293                     4.283                        4.255
             Mod Convexity          0.306                     0.303                        0.299
          Principal Window     Jun00 to Sep29             Jun00 to Sep29              Jun00 to Mar25
             Maturity #mos           352                       352                          298
          Accrued Interest       173,690.71                 173,690.71                  173,690.71
         Total Collat Loss  19,815,889.69 (2.55%)     19,782,206.06 (2.55%)        19,749,743.62 (2.54%)

                    Prepay        At 25 CPR                 At 50 CPR                   At 100 CPR
                No prepays      During any YM             During any YM                During any YM
     Lockout and penalties     Include penalty           Include penalty              Include penalty

          Ext., if balloon          None                       None                        None
           Pay Exten Princ

                   Default        At 1 CDR                   At 1 CDR                    At 1 CDR
             Loss Severity           0.3                       0.3                          0.3
         Servicer Advances      100% of P & I             100% of P & I                100% of P & I
              Recovery Lag         12 mos                     12 mos                      12 mos
       Optional Redemption     Calls ASAP (N)             Calls ASAP (N)              Calls ASAP (N)

-------------------------------------------------------------------------------------------------------------
                   CMT_3MO                    5.820                      5.820                         5.820
                   CMT_6MO                    6.000                      6.000                         6.000
                   CMT_1YR                    6.030                      6.030                         6.030
                   CMT_2YR                    6.587                      6.587                         6.587
                   CMT_5YR                    6.490                      6.490                         6.490
                  CMT_10YR                    6.219                      6.219                         6.219
                  CMT_30YR                    5.993                      5.993                         5.993
-------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNB 00-C1, Class IO--Price/Yield

-----------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                     $776,325,806.24       Settle at Pricing
Coupon                       0.8054           Original Balance         $776,325,806.24       Accrual begins                5/1/00
Delay                          14             Current Balance          $776,325,806.24       Factor Date                    N/A
Stated Maturity                N/A            Factor                          1              --------------------------------------
Type                       SEN WAC IO         -----------------------------------------------
---------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.49, 10YR=6.219, 30YR=5.993


--------------------------------------------------------------------------------------------------------
                              0CPR; ym; Ext0mo         10CPR; ym; Ext0mo          15CPR; ym; Ext0mo
                               100% 0% rules;            100% 0% rules;             100% 0% rules;
                               2CDR,0% adv100%          2CDR,0% adv100%            2CDR,0% adv100%
          Price                     lag12                    lag12                      lag12
                                    Yield
--------------------------------------------------------------------------------------------------------
           3-30                    9.1655                    9.1376                     9.1275
           3-31                    8.9761                    8.9475                     8.9372
           4-00                    8.7892                    8.7599                     8.7494
           4-01                    8.6047                    8.5747                     8.5640
           4-02                    8.4226                    8.3919                     8.3810
           4-03                    8.2428                    8.2115                     8.2004
           4-04                    8.0654                    8.0334                     8.0220
           4-05                    7.8902                    7.8575                     7.8459
           4-06                    7.7172                    7.6838                     7.6719
           4-07                    7.5463                    7.5122                     7.5001
           4-08                    7.3776                    7.3427                     7.3305
           4-09                    7.2109                    7.1753                     7.1628
           4-10                    7.0463                    7.0100                     6.9972
           4-11                    6.8836                    6.8466                     6.8336
           4-12                    6.7229                    6.6851                     6.6719
           4-13                    6.5641                    6.5255                     6.5121
           4-14                    6.4071                    6.3678                     6.3541
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
     Spread @ Center Price         144.51                    141.03                     139.80
                       WAL         9.02120                  8.99490                    8.98610
                  Mod Durn          4.318                    4.300                      4.294
             Mod Convexity          0.315                    0.310                      0.308
          Principal Window     Jun00 to Sep29            Jun00 to Sep29             Jun00 to Sep29
             Maturity #mos           352                      352                        352
          Accrued Interest       173,690.71                173,690.71                 173,690.71
         Total Collat Loss  38,193,283.94 (4.92%)    38,088,420.53 (4.91%)      38,055,014.81 (4.90%)

                    Prepay        At 0 CPR                 At 10 CPR                  At 15 CPR
                No prepays      During any YM            During any YM              During any YM
     Lockout and penalties     Include penalty          Include penalty            Include penalty

          Ext., if balloon          None                      None                       None
           Pay Exten Princ

                   Default        At 2 CDR                  At 2 CDR                   At 2 CDR
             Loss Severity           0.3                      0.3                        0.3
         Servicer Advances      100% of P & I            100% of P & I              100% of P & I
              Recovery Lag         12 mos                    12 mos                     12 mos
       Optional Redemption     Calls ASAP (N)            Calls ASAP (N)             Calls ASAP (N)

--------------------------------------------------------------------------------------------------------
                   CMT_3MO                   5.820                      5.820                      5.820
                   CMT_6MO                   6.000                      6.000                      6.000
                   CMT_1YR                   6.030                      6.030                      6.030
                   CMT_2YR                   6.587                      6.587                      6.587
                   CMT_5YR                   6.490                      6.490                      6.490
                  CMT_10YR                   6.219                      6.219                      6.219
                  CMT_30YR                   5.993                      5.993                      5.993
--------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                 25CPR; ym; Ext0mo         50CPR; ym; Ext0mo           100CPR; ym; Ext0mo
                                  100% 0% rules;             100% 0% rules;              100% 0% rules;
                                  2CDR,0% adv100%           2CDR,0% adv100%              2CDR,0% adv100%
          Price                        lag12                     lag12                        lag12
                                       Yield                     Yield                        Yield
----------------------------------------------------------------------------------------------------------------
           3-30                       9.1119                     9.0849                      8.8948
           3-31                       8.9213                     8.8939                      8.7026
           4-00                       8.7332                     8.7054                      8.5129
           4-01                       8.5475                     8.5193                      8.3256
           4-02                       8.3642                     8.3356                      8.1407
           4-03                       8.1833                     8.1542                      7.9582
           4-04                       8.0046                     7.9752                      7.7779
           4-05                       7.8282                     7.7983                      7.5999
           4-06                       7.6540                     7.6237                      7.4241
           4-07                       7.4818                     7.4512                      7.2505
           4-08                       7.3118                     7.2808                      7.0789
           4-09                       7.1439                     7.1124                      6.9094
           4-10                       6.9780                     6.9461                      6.7420
           4-11                       6.8140                     6.7817                      6.5765
           4-12                       6.6520                     6.6193                      6.4130
           4-13                       6.4919                     6.4588                      6.2514
           4-14                       6.3336                     6.3001                      6.0916
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     Spread @ Center Price            137.93                     134.79                      114.12
                       WAL            8.97320                   8.95290                      8.82020
                  Mod Durn             4.287                     4.277                        4.249
             Mod Convexity             0.306                     0.304                        0.300
          Principal Window        Jun00 to Sep29             Jun00 to Sep29              Jun00 to Mar25
             Maturity #mos              352                       352                          298
          Accrued Interest          173,690.71                 173,690.71                  173,690.71
         Total Collat Loss     38,009,406.25 (4.90%)     37,952,608.08 (4.89%)        37,896,563.56 (4.88%)

                    Prepay           At 25 CPR                 At 50 CPR                   At 100 CPR
                No prepays         During any YM             During any YM                During any YM
     Lockout and penalties        Include penalty           Include penalty              Include penalty

          Ext., if balloon             None                       None                        None
           Pay Exten Princ

                   Default           At 2 CDR                   At 2 CDR                    At 2 CDR
             Loss Severity              0.3                       0.3                          0.3
         Servicer Advances         100% of P & I             100% of P & I                100% of P & I
              Recovery Lag            12 mos                     12 mos                      12 mos
       Optional Redemption        Calls ASAP (N)             Calls ASAP (N)              Calls ASAP (N)

----------------------------------------------------------------------------------------------------------------
                   CMT_3MO                       5.820                      5.820                         5.820
                   CMT_6MO                       6.000                      6.000                         6.000
                   CMT_1YR                       6.030                      6.030                         6.030
                   CMT_2YR                       6.587                      6.587                         6.587
                   CMT_5YR                       6.490                      6.490                         6.490
                  CMT_10YR                       6.219                      6.219                         6.219
                  CMT_30YR                       5.993                      5.993                         5.993
----------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


FUNB 00-C1, Class IO--Price/Yield

-----------------------------------------------------------------------------------------------------------------------------------
CUSIP                                         Face                     $776,325,806.24       Settle at Pricing
Coupon                       0.8054           Original Balance         $776,325,806.24       Accrual begins                5/1/00
Delay                          14             Current Balance          $776,325,806.24       Factor Date                    N/A
Stated Maturity                N/A            Factor                          1              --------------------------------------
Type                       SEN WAC IO         -----------------------------------------------
---------------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.49, 10YR=6.219, 30YR=5.993


--------------------------------------------------------------------------------------------------------
                              0CPR; ym; Ext0mo         10CPR; ym; Ext0mo          15CPR; ym; Ext0mo
                               100% 0% rules;            100% 0% rules;             100% 0% rules;
                               3CDR,0% adv100%          3CDR,0% adv100%            3CDR,0% adv100%
          Price                     lag12                    lag12                      lag12
                                    Yield
--------------------------------------------------------------------------------------------------------
           3-30                    7.5310                    7.5005                     7.4897
           3-31                    7.3396                    7.3084                     7.2974
           4-00                    7.1508                    7.1189                     7.1076
           4-01                    6.9645                    6.9317                     6.9202
           4-02                    6.7806                    6.7471                     6.7353
           4-03                    6.5990                    6.5647                     6.5527
           4-04                    6.4198                    6.3847                     6.3724
           4-05                    6.2429                    6.2070                     6.1944
           4-06                    6.0682                    6.0315                     6.0186
           4-07                    5.8957                    5.8581                     5.8450
           4-08                    5.7253                    5.6869                     5.6736
           4-09                    5.5570                    5.5178                     5.5042
           4-10                    5.3908                    5.3507                     5.3368
           4-11                    5.2265                    5.1856                     5.1714
           4-12                    5.0643                    5.0225                     5.0080
           4-13                    4.9040                    4.8613                     4.8466
           4-14                    4.7455                    4.7020                     4.6870
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
     Spread @ Center Price         -22.35                    -26.14                     -27.46
                       WAL         8.65860                  8.63690                    8.62960
                  Mod Durn          4.276                    4.256                      4.249
             Mod Convexity          0.310                    0.304                      0.302
          Principal Window     Jun00 to Sep29            Jun00 to Sep29             Jun00 to Sep29
             Maturity #mos           352                      352                        352
          Accrued Interest       173,690.71                173,690.71                 173,690.71
         Total Collat Loss  54,935,948.29 (7.08%)    54,808,315.96 (7.06%)      54,767,220.10 (7.05%)

                    Prepay        At 0 CPR                 At 10 CPR                  At 15 CPR
                No prepays      During any YM            During any YM              During any YM
     Lockout and penalties     Include penalty          Include penalty            Include penalty

          Ext., if balloon          None                      None                       None
           Pay Exten Princ

                   Default        At 3 CDR                  At 3 CDR                   At 3 CDR
             Loss Severity           0.3                      0.3                        0.3
         Servicer Advances      100% of P & I            100% of P & I              100% of P & I
              Recovery Lag         12 mos                    12 mos                     12 mos
       Optional Redemption     Calls ASAP (N)            Calls ASAP (N)             Calls ASAP (N)

--------------------------------------------------------------------------------------------------------
                   CMT_3MO                   5.820                      5.820                      5.820
                   CMT_6MO                   6.000                      6.000                      6.000
                   CMT_1YR                   6.030                      6.030                      6.030
                   CMT_2YR                   6.587                      6.587                      6.587
                   CMT_5YR                   6.490                      6.490                      6.490
                  CMT_10YR                   6.219                      6.219                      6.219
                  CMT_30YR                   5.993                      5.993                      5.993
--------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                25CPR; ym; Ext0mo         50CPR; ym; Ext0mo           100CPR; ym; Ext0mo
                                 100% 0% rules;             100% 0% rules;              100% 0% rules;
                                 3CDR,0% adv100%           3CDR,0% adv100%              3CDR,0% adv100%
          Price                       lag12                     lag12                        lag12

---------------------------------------------------------------------------------------------------------------
           3-30                      7.4732                     7.4447                      7.2442
           3-31                      7.2805                     7.2516                      7.0498
           4-00                      7.0903                     7.0610                      6.8579
           4-01                      6.9026                     6.8729                      6.6684
           4-02                      6.7173                     6.6872                      6.4814
           4-03                      6.5344                     6.5038                      6.2967
           4-04                      6.3538                     6.3227                      6.1144
           4-05                      6.1755                     6.1439                      5.9343
           4-06                      5.9993                     5.9674                      5.7565
           4-07                      5.8254                     5.7929                      5.5808
           4-08                      5.6535                     5.6206                      5.4073
           4-09                      5.4838                     5.4504                      5.2358
           4-10                      5.3160                     5.2822                      5.0664
           4-11                      5.1503                     5.1161                      4.8990
           4-12                      4.9865                     4.9518                      4.7336
           4-13                      4.8247                     4.7895                      4.5701
           4-14                      4.6647                     4.6291                      4.4085
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
     Spread @ Center Price           -29.45                     -32.75                      -54.49
                       WAL           8.61870                   8.60100                      8.48040
                  Mod Durn            4.241                     4.230                        4.200
             Mod Convexity            0.300                     0.298                        0.293
          Principal Window       Jun00 to Sep29             Jun00 to Sep29              Jun00 to Mar25
             Maturity #mos             352                       352                          298
          Accrued Interest         173,690.71                 173,690.71                  173,690.71
         Total Collat Loss    54,710,572.68 (7.05%)     54,638,792.52 (7.04%)        54,566,296.14 (7.03%)

                    Prepay          At 25 CPR                 At 50 CPR                   At 100 CPR
                No prepays        During any YM             During any YM                During any YM
     Lockout and penalties       Include penalty           Include penalty              Include penalty

          Ext., if balloon            None                       None                        None
           Pay Exten Princ

                   Default          At 3 CDR                   At 3 CDR                    At 3 CDR
             Loss Severity             0.3                       0.3                          0.3
         Servicer Advances        100% of P & I             100% of P & I                100% of P & I
              Recovery Lag           12 mos                     12 mos                      12 mos
       Optional Redemption       Calls ASAP (N)             Calls ASAP (N)              Calls ASAP (N)

---------------------------------------------------------------------------------------------------------------
                   CMT_3MO                      5.820                      5.820                         5.820
                   CMT_6MO                      6.000                      6.000                         6.000
                   CMT_1YR                      6.030                      6.030                         6.030
                   CMT_2YR                      6.587                      6.587                         6.587
                   CMT_5YR                      6.490                      6.490                         6.490
                  CMT_10YR                      6.219                      6.219                         6.219
                  CMT_30YR                      5.993                      5.993                         5.993
---------------------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNB 00-C1, Class IO--Price/Yield

-----------------------------------------------------------------------------------------------------------------------
CUSIP                                   Face                       $1,000,000.00       Settle at Pricing
Coupon                    0.976         Original Balance          $783,097,303.54      Accrual begins       5/1/00
Delay                      14           Current Balance           $783,097,303.54      Factor Date            N/A
Stated Maturity            N/A          Factor                           1             --------------------------------
Type                   SEN WAC IO       -----------------------------------------------
----------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.254, 10YR=6.03, 30YR=5.88

-----------------------------------------------------------------------------------------------------
                                 0CPR; ym;              100CPR; ym;               100CPR; ym;
                              Ext0mo 100% 0%          Ext0mo 100% 0%            Ext0mo 100% 0%
                                  rules;              rules; 0 for 24           rules; 0 for 12
                                 0CDR,30%            2CDR,35% adv100%          4CDR,35% adv100%
          Price                adv100% lag12               lag12                     lag12
                                   Yield
-----------------------------------------------------------------------------------------------------
           4-31                   11.5036                 9.6440                    6.5174
           5-00                   11.3516                 9.4867                    6.3537
           5-01                   11.2012                 9.3309                    6.1916
           5-02                   11.0523                 9.1768                    6.0311
           5-03                   10.9049                 9.0241                    5.8722
           5-04                   10.7590                 8.8730                    5.7148
           5-05                   10.6145                 8.7233                    5.5589
           5-06                   10.4715                 8.5751                    5.4045
           5-07                   10.3298                 8.4283                    5.2516
           5-08                   10.1896                 8.2830                    5.1002
           5-09                   10.0507                 8.1390                    4.9501
           5-10                   9.9131                  7.9964                    4.8014
           5-11                   9.7769                  7.8551                    4.6542
           5-12                   9.6419                  7.7152                    4.5082
           5-13                   9.5082                  7.5765                    4.3636
           5-14                   9.3758                  7.4392                    4.2203
           5-15                   9.2446                  7.3031                    4.0783
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     Spread @ Center Price        428.98                  235.66                    -84.95
                       WAL        9.77560                 9.06790                   8.41180
                  Mod Durn         4.227                   4.079                     3.914
             Mod Convexity         0.294                   0.269                     0.244
          Principal Window    Jun00 to Oct21          Jun00 to Jun16            Jun00 to Jun16
             Maturity #mos          257                     193                       193
          Accrued Interest        271.11                  271.11                    271.11
         Total Collat Loss     0.00 (0.00%)        35,199,017.05 (4.49%)     74,252,173.88 (9.48%)

                    Prepay       At 0 CPR               At 100 CPR                At 100 CPR
                No prepays     During any YM           During any YM             During any YM
     Lockout and penalties    Include penalty         Include penalty           Include penalty

          Ext., if balloon         None                    None                      None
           Pay Exten Princ

                   Default       At 0 CDR            At 0 for 24 2 CDR         At 0 for 12 4 CDR
             Loss Severity          0.3                    0.35                      0.35
         Servicer Advances     100% of P & I           100% of P & I             100% of P & I
              Recovery Lag        12 mos                  12 mos                    12 mos
       Optional Redemption    Calls ASAP (Y)          Calls ASAP (Y)            Calls ASAP (Y)

-----------------------------------------------------------------------------------------------------
                   CMT_3MO           5.820                     5.820                     5.820
                   CMT_6MO           6.000                     6.000                     6.000
                   CMT_1YR           6.030                     6.030                     6.030
                   CMT_2YR           6.345                     6.345                     6.345
                   CMT_5YR           6.254                     6.254                     6.254
                  CMT_10YR           6.030                     6.030                     6.030
                  CMT_30YR           5.880                     5.880                     5.880
-----------------------------------------------------------------------------------------------------

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO

CUSIP                              Face                $19,162,000.00      Settle at Pricing
Coupon              0.976          Original Balance    $783,097,303.54     Accrual begins       5/1/00
Delay               14             Current Balance     $783,097,303.54     Factor Date          N/A
Stated Maturity     N/A            Factor              1
Type                SEN WAC IO     WAL 9.7756 yrs

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.254, 10YR=6.03, 30YR=5.88

Optional Redemption: Y
cmt_3mo=5.82  cmt_6mo=6.00  cmt_1yr=6.03  cmt_2yr=6.345  cmt_5yr=6.254
cmt_10yr=6.03  cmt_30yr=5.88

                                           100 CPR after       100 CPR after
                                           YM, 0 CDR for       YM, 0 CDR for
                                             24, 2 CDR           12, 4 CDR
                           0 CPR,         thereafter, 35      thereafter, 35
Period / Date              0 CDR             LS, 12 RD           LS, 12 RD
--------------------------------------------------------------------------------
Total Cashflow:          1,667,998           1,475,284           1,250,821

May-00                           0                   0                   0
Jun-00                      15,585              15,585              15,585
Jul-00                      11,655              11,655              11,655
Aug-00                      15,573              15,573              15,573
Sep-00                      15,567              15,567              15,567
Oct-00                      11,639              11,639              11,639
Nov-00                      15,551              15,551              15,551
Dec-00                      11,627              11,627              11,627
Jan-01                      11,624              11,624              11,624
Feb-01                      11,619              11,619              11,619
Mar-01                      11,619              11,619              11,619
Apr-01                      15,510              15,510              15,510
May-01                      11,597              11,597              11,597
Jun-01                      15,493              15,493              15,493
Jul-01                      11,588              11,588              11,588
Aug-01                      15,479              15,479              15,479
Sep-01                      15,471              15,471              15,471
Oct-01                      11,569              11,569              11,569
Nov-01                      15,454              15,454              15,454
Dec-01                      11,556              11,556              11,556
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:19 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Jan-02                      11,552              11,552              11,552
Feb-02                      11,546              11,546              11,546
Mar-02                      11,546              11,546              11,546
Apr-02                      15,406              15,406              15,406
May-02                      11,522              11,522              11,522
Jun-02                      15,387              15,387              15,387
Jul-02                      11,510              11,510              11,446
Aug-02                      15,370              15,370              15,215
Sep-02                      15,362              15,362              15,130
Oct-02                      11,489              11,489              11,236
Nov-02                      15,341              15,341              14,957
Dec-02                      11,474              11,474              11,096
Jan-03                      11,449              11,449              11,009
Feb-03                      11,443              11,443              10,941
Mar-03                      11,443              11,443              10,918
Apr-03                      15,314              15,314              14,553
May-03                      11,415              11,415              10,730
Jun-03                      15,292              15,292              14,384
Jul-03                      11,402              11,370              10,596
Aug-03                      15,273              15,197              14,218
Sep-03                      15,264              15,150              14,135
Oct-03                      11,378              11,253              10,393
Nov-03                      15,241              15,052              13,968
Dec-03                      11,361              11,175              10,258
Jan-04                      15,223              14,958              13,806
Feb-04                      11,349              11,101              10,128
Mar-04                      11,344              11,072              10,077
Apr-04                      15,186              14,810              13,557
May-04                      11,321              10,982               9,927
Jun-04                      15,163              14,712              13,394
Jul-04                      11,307              10,907               9,799
Aug-04                      15,142              14,618              13,234
Sep-04                      15,131              14,571              13,155
Oct-04                      11,281              10,768               9,581
Nov-04                      15,107              14,438              12,961
Dec-04                      11,239              10,690               9,451
Jan-05                      11,232              10,653               9,389
Feb-05                      11,224              10,616               9,326
Mar-05                      11,224              10,604               9,305
Apr-05                      15,006              14,194              12,562
May-05                      11,191              10,495               9,130
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:19 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Jun-05                      14,980              14,096              12,404
Jul-05                      11,176              10,421               9,007
Aug-05                      14,957              14,003              12,251
Sep-05                      14,945              13,956              12,179
Oct-05                      11,147              10,306               8,829
Nov-05                      14,918              13,858              12,034
Dec-05                      11,126              10,228               8,713
Jan-06                      11,117              10,190               8,658
Feb-06                      11,108              10,153               8,602
Mar-06                      11,108              10,142               8,586
Apr-06                      14,844              13,612              11,673
May-06                      11,072              10,032               8,428
Jun-06                      14,815              13,515              11,530
Jul-06                      11,057               9,960               8,322
Aug-06                      14,792              13,423              11,395
Sep-06                      14,779              13,376              11,326
Oct-06                      11,025               9,845               8,155
Nov-06                      14,749              13,279              11,185
Dec-06                      11,002               9,768               8,044
Jan-07                      10,992               9,730               7,990
Feb-07                      10,982               9,693               7,936
Mar-07                      10,982               9,682               7,921
Apr-07                      14,668              13,034              10,837
May-07                      10,943               9,573               7,769
Jun-07                      14,637              12,937              10,699
Jul-07                      10,924               9,500               7,666
Aug-07                      14,610              12,844              10,568
Sep-07                      14,595              12,799              10,501
Oct-07                      10,889               9,390               7,505
Nov-07                      14,562              12,709              10,366
Dec-07                      10,865               9,320               7,398
Jan-08                      14,531              12,622              10,233
Feb-08                      10,842               9,253               7,293
Mar-08                      10,834               9,228               7,254
Apr-08                      14,478              12,486              10,032
May-08                      10,802               9,308               7,270
Jun-08                      14,444              12,495               9,981
Jul-08                      10,879               9,206               7,139
Aug-08                      14,442              12,373               9,822
Sep-08                      14,426              12,330               9,758
Oct-08                      10,840               9,102               6,983
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:19 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Nov-08                      14,390              12,241               9,628
Dec-08                      10,813               9,032               6,880
Jan-09                      10,800               8,999               6,830
Feb-09                      10,788               8,965               6,779
Mar-09                      10,787               8,957               6,765
Apr-09                      14,295              12,016               9,304
May-09                      10,742               8,857               6,624
Jun-09                      14,257              11,907               9,160
Jul-09                      10,717               8,783               6,519
Aug-09                      14,201              11,696               8,930
Sep-09                      14,186              10,860               8,202
Oct-09                      10,633               7,857               5,678
Nov-09                      13,507               9,538               7,043
Dec-09                       9,967               4,878               3,134
Jan-10                       9,364               3,023               1,581
Feb-10                       6,973               2,154                 827
Mar-10                       6,912               2,428                 871
Apr-10                       4,290               1,722                 369
May-10                       2,667               1,553                 272
Jun-10                       2,944               1,715                 355
Jul-10                       2,676               1,555                 267
Aug-10                       2,954               1,718                 348
Sep-10                       2,954               1,716                 344
Oct-10                       2,675               1,550                 257
Nov-10                       2,954               1,712                 336
Dec-10                       2,674               1,547                 251
Jan-11                       2,680               1,549                 249
Feb-11                       2,680               1,547                 246
Mar-11                       2,681               1,547                 243
Apr-11                       2,959               1,707                 316
May-11                       2,679               1,542                 237
Jun-11                       2,959               1,703                 308
Jul-11                       2,689               1,545                 232
Aug-11                       2,971               1,707                 301
Sep-11                       3,024               1,737                 297
Oct-11                       2,729               1,564                 228
Nov-11                       3,023               1,734                 290
Dec-11                       2,728               1,561                 223
Jan-12                       3,030               1,734                 284
Feb-12                       2,733               1,561                 220
Mar-12                       2,733               1,481                 202
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:19 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Apr-12                       3,029               1,519                 205
May-12                       1,801               1,379                 185
Jun-12                       1,974               1,516                 201
Jul-12                       1,783               1,385                 183
Aug-12                       1,955               1,503                 197
Sep-12                       1,951               1,502                 195
Oct-12                       1,773               1,365                 176
Nov-12                       1,944               1,499                 192
Dec-12                       1,766               1,362                 173
Jan-13                       1,682               1,355                 172
Feb-13                       1,679               1,350                 171
Mar-13                       1,676               1,347                 170
Apr-13                       1,835               1,474                 185
May-13                       1,668               1,335                 167
Jun-13                       1,827               1,463                 182
Jul-13                       1,650               1,316                 165
Aug-13                       1,809               1,443                 181
Sep-13                       1,805               1,437                 179
Oct-13                       1,640               1,301                 162
Nov-13                       1,797               1,427                 176
Dec-13                       1,633               1,291                 159
Jan-14                       1,617               1,276                 159
Feb-14                       1,613               1,271                 158
Mar-14                       1,610               1,268                 157
Apr-14                       1,765               1,389                 171
May-14                       1,602               1,256                 154
Jun-14                       1,757               1,378                 168
Jul-14                       1,589               1,242                 152
Aug-14                       1,743               1,363                 166
Sep-14                       1,739               1,357                 165
Oct-14                       1,578               1,698                 411
Nov-14                       1,731               1,212                 165
Dec-14                       1,570                 590                 218
Jan-15                       1,543                 634                 268
Feb-15                         691                 360                 131
Mar-15                         784                 358                 131
Apr-15                         677                 356                 130
May-15                         649                 353                 129
Jun-15                         673                 352                 129
Jul-15                         645                 349                 128
Aug-15                         668                 347                 127
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:19 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Sep-15                         666                 345                 127
Oct-15                         638                 343                 126
Nov-15                         661                 341                 125
Dec-15                         634                 339                 125
Jan-16                         646                 328                 127
Feb-16                         618                 327                 126
Mar-16                         616                 325                 126
Apr-16                         638                 323                 125
May-16                         611                 321                 125
Jun-16                         633                 319                 124
Jul-16                         481
Aug-16                         503
Sep-16                         501
Oct-16                         474
Nov-16                         496
Dec-16                         469
Jan-17                         466
Feb-17                         464
Mar-17                         462
Apr-17                         483
May-17                         456
Jun-17                         477
Jul-17                         451
Aug-17                         472
Sep-17                         469
Oct-17                         443
Nov-17                         464
Dec-17                         438
Jan-18                         435
Feb-18                         432
Mar-18                         430
Apr-18                         450
May-18                         424
Jun-18                         444
Jul-18                         418
Aug-18                         438
Sep-18                         435
Oct-18                         410
Nov-18                         429
Dec-18                         404
Jan-19                         401
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:19 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Feb-19                         398
Mar-19                         395
Apr-19                         414
May-19                         389
Jun-19                         408
Jul-19                         383
Aug-19                         401
Sep-19                         398
Oct-19                         373
Nov-19                         391
Dec-19                         367
Jan-20                         359
Feb-20                         335
Mar-20                         332
Apr-20                         349
May-20                         325
Jun-20                         342
Jul-20                         319
Aug-20                         335
Sep-20                         332
Oct-20                         308
Nov-20                         325
Dec-20                         301
Jan-21                         298
Feb-21                         294
Mar-21                         291
Apr-21                         306
May-21                         284
Jun-21                         299
Jul-21                         276
Aug-21                         291
Sep-21                         288
Oct-21                         265
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:19 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                         CF ON $1,000,000 IO INVESTMENT



                      [GRAPHICAL REPRESENTATION OF GRAPH]







--------------------------------------------------------------------------------








                         CF ON $1,000,000 IO INVESTMENT



                      [GRAPHICAL REPRESENTATION OF GRAPH]





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                         CF ON $1,000,000 IO INVESTMENT



                      [GRAPHICAL REPRESENTATION OF GRAPH]







--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBBM--PRICE/YIELD


----------------------------------------------------------------------------------------------------------------------------------
CUSIP                                      Face                           $1,000,000.00       Settle at Pricing
Coupon                          8.4993     Original Balance              $11,746,000.00       Accrual begins               5/1/00
Delay                             14       Current Balance               $11,746,000.00       Factor Date                   N/A
Stated Maturity                  N/A       Factor                               1             ------------------------------------
Type                           JUN WAC     ---------------------------------------------------
-------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.254, 10YR=6.03, 30YR=5.88


------------------------------------------------------------------------------------------------------------------------------------
                               0CPR; ym; Ext0mo            100CPR; ym; Ext0mo           100CPR; ym; Ext0mo
                                100% 0% rules;           100% 0% rules; 0 for 24      100% 0% rules; 0 for 12
                               0CDR, 30% adv100%             2CDR, 35% adv100%            4CDR, 35% adv100%
          PRICE                      LAG12                        LAG12                         LAG12
                                     Yield
------------------------------------------------------------------------------------------------------------------------------------
          97-06                      8.8566                       8.8227                        8.7153
          97-07                      8.8519                       8.8182                        8.7113
          97-08                      8.8472                       8.8138                        8.7074
          97-09                      8.8426                       8.8093                        8.7035
          97-10                      8.8379                       8.8049                        8.6996
          97-11                      8.8333                       8.8004                        8.6957
          97-12                      8.8286                       8.7960                        8.6918
          97-13                      8.8239                       8.7915                        8.6879
          97-14                      8.8193                       8.7871                        8.6840
          97-15                      8.8146                       8.7826                        8.6801
          97-16                      8.8100                       8.7782                        8.6762
          97-17                      8.8053                       8.7737                        8.6723
          97-18                      8.8007                       8.7693                        8.6684
          97-19                      8.7961                       8.7649                        8.6645
          97-20                      8.7914                       8.7604                        8.6606
          97-21                      8.7868                       8.7560                        8.6567
          97-22                      8.7821                       8.7516                        8.6528
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     Spread @ Center Price           279.68                       277.11                        269.25
                       WAL          11.00740                     11.87480                      15.13830
                  Mod Durn           6.876                        7.199                          8.194
             Mod Convexity           0.648                        0.719                          0.982
          Principal Window       Apr10 to Apr12               Feb12 to Dec12                Nov14 to Jun16
             Maturity #mos            143                          151                            193
          Accrued Interest          2,360.92                     2,360.92                      2,360.92
         Total Collat Loss        0.00 (0.00%)            35,199,017.05 (4.49%)          74,252,173.88 (9.48%)

                    Prepay          At 0 CPR                    At 100 CPR                    At 100 CPR
                No prepays       During any YM                During any YM                  During any YM
     Lockout and penalties      Include penalty              Include penalty                Include penalty

          Ext., if balloon            None                         None                          None
           Pay Exten Princ

                   Default          At 0 CDR                At 0 for 24 2 CDR              At 0 for 12 4 CDR
             Loss Severity            0.3                          0.35                          0.35
         Servicer Advances       100% of P & I                100% of P & I                  100% of P & I
              Recovery Lag           12 mos                       12 mos                        12 mos
       Optional Redemption       Calls ASAP (Y)               Calls ASAP (Y)                Calls ASAP (Y)

------------------------------------------------------------------------------------------------------------------------------------
                   CMT_3MO                      5.820                          5.820                         5.820
                   CMT_6MO                      6.000                          6.000                         6.000
                   CMT_1YR                      6.030                          6.030                         6.030
                   CMT_2YR                      6.345                          6.345                         6.345
                   CMT_5YR                      6.254                          6.254                         6.254
                  CMT_10YR                      6.030                          6.030                         6.030
                  CMT_30YR                      5.880                          5.880                         5.880
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBB-

---------------------------------------------------------------------------------------------------------
CUSIP                                 Face               $1,000,000.00       Settle at Pricing
Coupon              8.4993            Original Balance   $11,746,000.00      Accrual begins        5/1/00
Delay               14                Current Balance    $11,746,000.00      Factor Date             N/A
Stated Maturity     N/A               Factor             1
Type                JUN WAC           WAL 15.1383 yrs
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.254, 10YR=6.03, 30YR=5.88
---------------------------------------------------------------------------------------------------------

Optional Redemption: Y
cmt_3mo=5.82  cmt_6mo=6.00  cmt_1yr=6.03  cmt_2yr=6.345  cmt_5yr=6.254  cmt_10yr=6.03  cmt_30yr=5.88
---------------------------------------------------------------------------------------------------------



                                             100 CPR after        100 CPR after
                                             YM, 0 CDR for        YM, 0 CDR for
                                              24, 2 CDR              12, 4 CDR
                                            thereafter, 35        thereafter, 35
Period/Date                0 CPR, 0 CDR       LS, 12 RD             LS, 12 RD
--------------------------------------------------------------------------------

Total Cashflow:             1,967,014          2,038,018           2,299,899

May-00                              0                  0                   0
Jun-00                          7,269              7,269               7,269
Jul-00                          7,049              7,049               7,049
Aug-00                          7,270              7,270               7,270
Sep-00                          7,270              7,270               7,270
Oct-00                          7,049              7,049               7,049
Nov-00                          7,270              7,270               7,270
Dec-00                          7,049              7,049               7,049
Jan-01                          7,049              7,049               7,049
Feb-01                          7,049              7,049               7,049
Mar-01                          7,049              7,049               7,049
Apr-01                          7,270              7,270               7,270
May-01                          7,049              7,049               7,049
Jun-01                          7,270              7,270               7,270
Jul-01                          7,050              7,050               7,050
Aug-01                          7,271              7,271               7,271
Sep-01                          7,271              7,271               7,271
Oct-01                          7,050              7,050               7,050
Nov-01                          7,271              7,271               7,271
Dec-01                          7,050              7,050               7,050
Jan-02                          7,050              7,050               7,050
--------------------------------------------------------------------------------

                 Generated by Intex Trader 04/27/2000 11:25 AM
 Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBB-
--------------------------------------------------------------------------------

Feb-02                          7,050              7,050               7,050
Mar-02                          7,051              7,051               7,051
Apr-02                          7,272              7,272               7,272
May-02                          7,050              7,050               7,050
Jun-02                          7,272              7,272               7,272
Jul-02                          7,051              7,051               7,051
Aug-02                          7,272              7,272               7,272
Sep-02                          7,272              7,272               7,272
Oct-02                          7,051              7,051               7,051
Nov-02                          7,272              7,272               7,272
Dec-02                          7,051              7,051               7,051
Jan-03                          7,050              7,050               7,050
Feb-03                          7,050              7,050               7,050
Mar-03                          7,051              7,051               7,053
Apr-03                          7,275              7,275               7,275
May-03                          7,050              7,050               7,050
Jun-03                          7,275              7,275               7,275
Jul-03                          7,051              7,051               7,051
Aug-03                          7,275              7,275               7,275
Sep-03                          7,275              7,275               7,275
Oct-03                          7,051              7,051               7,051
Nov-03                          7,275              7,275               7,275
Dec-03                          7,051              7,051               7,051
Jan-04                          7,276              7,276               7,276
Feb-04                          7,052              7,052               7,052
Mar-04                          7,052              7,052               7,052
Apr-04                          7,276              7,276               7,276
May-04                          7,052              7,052               7,052
Jun-04                          7,276              7,276               7,276
Jul-04                          7,052              7,052               7,052
Aug-04                          7,277              7,277               7,277
Sep-04                          7,277              7,277               7,277
Oct-04                          7,052              7,053               7,053
Nov-04                          7,277              7,277               7,277
Dec-04                          7,053              7,053               7,053
Jan-05                          7,053              7,053               7,053
Feb-05                          7,053              7,053               7,053
Mar-05                          7,054              7,055               7,056
Apr-05                          7,278              7,278               7,278
May-05                          7,053              7,053               7,053
Jun-05                          7,278              7,278               7,278
Jul-05                          7,054              7,054               7,054

--------------------------------------------------------------------------------

                 Generated by Intex Trader 04/27/2000 11:25 AM
 Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBB-
--------------------------------------------------------------------------------

Aug-05                          7,279              7,279               7,279
Sep-05                          7,279              7,279               7,279
Oct-05                          7,054              7,054               7,054
Nov-05                          7,279              7,279               7,279
Dec-05                          7,054              7,054               7,054
Jan-06                          7,055              7,055               7,055
Feb-06                          7,055              7,055               7,055
Mar-06                          7,055              7,056               7,057
Apr-06                          7,280              7,280               7,280
May-06                          7,055              7,055               7,055
Jun-06                          7,280              7,280               7,280
Jul-06                          7,056              7,056               7,056
Aug-06                          7,281              7,281               7,281
Sep-06                          7,281              7,281               7,281
Oct-06                          7,056              7,056               7,056
Nov-06                          7,281              7,281               7,281
Dec-06                          7,056              7,056               7,056
Jan-07                          7,056              7,056               7,056
Feb-07                          7,056              7,056               7,056
Mar-07                          7,057              7,058               7,059
Apr-07                          7,281              7,281               7,281
May-07                          7,056              7,056               7,056
Jun-07                          7,281              7,281               7,281
Jul-07                          7,057              7,057               7,057
Aug-07                          7,282              7,282               7,282
Sep-07                          7,282              7,282               7,282
Oct-07                          7,057              7,057               7,057
Nov-07                          7,282              7,282               7,282
Dec-07                          7,057              7,057               7,057
Jan-08                          7,283              7,283               7,283
Feb-08                          7,057              7,057               7,057
Mar-08                          7,058              7,058               7,058
Apr-08                          7,283              7,283               7,283
May-08                          7,057              7,080               7,080
Jun-08                          7,283              7,306               7,306
Jul-08                          7,081              7,081               7,081
Aug-08                          7,308              7,308               7,308
Sep-08                          7,308              7,308               7,308
Oct-08                          7,081              7,081               7,081
Nov-08                          7,307              7,307               7,307
Dec-08                          7,081              7,081               7,081
Jan-09                          7,081              7,081               7,081
--------------------------------------------------------------------------------

                 Generated by Intex Trader 04/27/2000 11:25 AM
 Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBB-
--------------------------------------------------------------------------------

Feb-09                          7,081              7,081               7,081
Mar-09                          7,082              7,083               7,084
Apr-09                          7,308              7,308               7,308
May-09                          7,081              7,081               7,081
Jun-09                          7,308              7,309               7,309
Jul-09                          7,082              7,083               7,083
Aug-09                          7,310              7,314               7,314
Sep-09                          7,310              7,320               7,319
Oct-09                          7,082              7,090               7,090
Nov-09                          7,313              7,320               7,320
Dec-09                          7,083              7,179               7,178
Jan-10                          7,097              7,069               7,070
Feb-10                          7,186              6,975               6,976
Mar-10                          7,490              7,341               7,344
Apr-10                        147,875              6,933               6,934
May-10                         17,269              6,781               6,781
Jun-10                         66,634              6,932               6,932
Jul-10                         16,944              6,786               6,786
Aug-10                         15,949              6,938               6,938
Sep-10                         15,951              6,938               6,938
Oct-10                         16,948              6,786               6,786
Nov-10                         15,954              6,938               6,938
Dec-10                         48,001              6,785               6,785
Jan-11                         15,645              6,788               6,788
Feb-11                         15,648              6,788               6,788
Mar-11                         18,957              6,790               6,790
Apr-11                         15,755              6,941               6,941
May-11                         16,756              6,788               6,788
Jun-11                         71,091              6,941               6,941
Jul-11                         16,397              6,793               6,793
Aug-11                        334,845              6,947               6,947
Sep-11                         11,703              6,977               6,977
Oct-11                         12,758              6,816               6,816
Nov-11                         11,707              6,976               6,976
Dec-11                         43,096              6,815               6,815
Jan-12                         11,506              6,980               6,980
Feb-12                         11,483            745,419               6,818
Mar-12                         13,649             15,379               6,745
Apr-12                        139,718             14,253               6,782
May-12                                         12,974.11            6,649.93
Jun-12                                         64,151.82            6,780.23
Jul-12                                        140,754.32            6,657.37
--------------------------------------------------------------------------------

                 Generated by Intex Trader 04/27/2000 11:25 AM
 Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBB-
--------------------------------------------------------------------------------

Aug-12                                         10,671.01            6,770.47
Sep-12                                         10,618.40            6,770.06
Oct-12                                         11,049.35            6,640.87
Nov-12                                         10,512.88            6,769.18
Dec-12                                          6,512.15            6,640.05
Jan-13                                                              6,643.79
Feb-13                                                              6,643.43
Mar-13                                                              6,645.08
Apr-13                                                              6,772.10
May-13                                                              6,642.31
Jun-13                                                              6,771.31
Jul-13                                                              6,650.21
Aug-13                                                              6,780.96
Sep-13                                                              6,780.57
Oct-13                                                              6,649.08
Nov-13                                                              6,779.77
Dec-13                                                              6,648.31
Jan-14                                                              6,658.03
Feb-14                                                              6,657.66
Mar-14                                                              6,659.41
Apr-14                                                              6,789.90
May-14                                                              6,656.45
Jun-14                                                              6,789.07
Jul-14                                                              6,659.78
Aug-14                                                              6,793.22
Sep-14                                                              6,792.80
Oct-14                                                              6,658.51
Nov-14                                                            400,716.18
Dec-14                                                            130,729.58
Jan-15                                                             75,715.69
Feb-15                                                              7,190.67
Mar-15                                                              7,153.04
Apr-15                                                              7,106.54
May-15                                                              7,064.75
Jun-15                                                              7,022.24
Jul-15                                                              6,999.80
Aug-15                                                              6,957.48
Sep-15                                                              6,915.55
Oct-15                                                              6,873.87
Nov-15                                                              6,226.64
Dec-15                                                             40,829.46
Jan-16                                                              5,838.18
--------------------------------------------------------------------------------

                 Generated by Intex Trader 04/27/2000 11:25 AM
 Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, CLASS BBB-
--------------------------------------------------------------------------------

Feb-16                                                              5,675.89
Mar-16                                                              5,650.58
Apr-16                                                              5,625.32
May-16                                                              5,600.13
Jun-16                                                            336,727.14

--------------------------------------------------------------------------------

                 Generated by Intex Trader 04/27/2000 11:25 AM
 Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



                         CF ON $1,000,000 BBB- INVESTMENT



                      [GRAPHICAL REPRESENTATION OF GRAPH]







--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                         CF ON $1,000,000 BBB- INVESTMENT



                      [GRAPHICAL REPRESENTATION OF GRAPH]







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



                         CF ON $1,000,000 BBB- INVESTMENT



                      [GRAPHICAL REPRESENTATION OF GRAPH]







--------------------------------------------------------------------------------

FUNB 00-C1, Class IO--Price/Yield

------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                 Face                   $783,097,303.54     Settle at Pricing
Coupon                               0.976            Original Balance       $783,097,303.54     Accrual begins       5/1/00
Delay                                  14             Current Balance        $783,097,303.54     Factor Date           N/A
Stated Maturity                       N/A             Factor                        1            -----------------------------
Type                               SEN WAC IO         -------------------------------------------
------------------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.254, 10YR=6.03, 30YR=5.88

------------------------------------------------------
                               100CPR; ym; Ext0mo
                                 100% 0% rules;
                                0CDR,0% adv100%
          Price                      lag12
                                     Yield
------------------------------------------------------
           4-31                     11.2520
           5-00                     11.0985
           5-01                     10.9466
           5-02                     10.7961
           5-03                     10.6472
           5-04                     10.4998
           5-05                     10.3539
           5-06                     10.2093
           5-07                     10.0662
           5-08                      9.9245
           5-09                      9.7841
           5-10                      9.6451
           5-11                      9.5074
           5-12                      9.3710
           5-13                      9.2358
           5-14                      9.1020
           5-15                      8.9693
------------------------------------------------------

------------------------------------------------------
     Spread @ Center Price           401.63
                       WAL          9.55550
                  Mod Durn           4.183
             Mod Convexity           0.286
          Principal Window       Jun00 to Mar25
             Maturity #mos            298
          Accrued Interest         212,306.69
         Total Collat Loss        0.00 (0.00%)

                    Prepay         At 100 CPR
                No prepays       During any YM
     Lockout and penalties      Include penalty

          Ext., if balloon            None
           Pay Exten Princ

                   Default          At 0 CDR
             Loss Severity             0
         Servicer Advances       100% of P & I
              Recovery Lag           12 mos
       Optional Redemption       Calls ASAP (N)

------------------------------------------------------
                   CMT_3MO                      5.820
                   CMT_6MO                      6.000
                   CMT_1YR                      6.030
                   CMT_2YR                      6.345
                   CMT_5YR                      6.254
                  CMT_10YR                      6.030
                  CMT_30YR                      5.880
------------------------------------------------------
--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

FUNB 00-C1, Class IO

------------------------------------------------------------------------------------------------------------------------------
CUSIP                                                 Face                   $19,162,000.00      Settle at Pricing
Coupon                               0.976            Original Balance       $783,097,303.54     Accrual begins       5/1/00
Delay                                  14             Current Balance        $783,097,303.54     Factor Date           N/A
Stated Maturity                       N/A             Factor                        1            -----------------------------
Type                               SEN WAC IO         -------------------------------------------
------------------------------------------------------

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.345, 5YR=6.254, 10YR=6.03, 30YR=5.88

Optional Redemption: Y
cmt_3mo=5.82  cmt_6mo=6.00  cmt_1yr=6.03  cmt_2yr=6.345  cmt_5yr=6.254
cmt_10yr=6.03  cmt_30yr=5.88


                          100 CPR
                        after YM, 0
Period / Date               CDR

Total Cashflow:          1,631,888

May-00                         --
Jun-00                      15,585
Jul-00                      11,655
Aug-00                      15,573
Sep-00                      15,567
Oct-00                      11,639
Nov-00                      15,551
Dec-00                      11,627
Jan-01                      11,624
Feb-01                      11,619
Mar-01                      11,619
Apr-01                      15,510
May-01                      11,597
Jun-01                      15,493
Jul-01                      11,588
Aug-01                      15,479
Sep-01                      15,471
Oct-01                      11,569
Nov-01                      15,454
Dec-01                      11,556
Jan-02                      11,552
Feb-02                      11,546
Mar-02                      11,546
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:20 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Apr-02                      15,406
May-02                      11,522
Jun-02                      15,387
Jul-02                      11,510
Aug-02                      15,370
Sep-02                      15,362
Oct-02                      11,489
Nov-02                      15,341
Dec-02                      11,474
Jan-03                      11,449
Feb-03                      11,443
Mar-03                      11,443
Apr-03                      15,314
May-03                      11,415
Jun-03                      15,292
Jul-03                      11,402
Aug-03                      15,273
Sep-03                      15,264
Oct-03                      11,378
Nov-03                      15,241
Dec-03                      11,361
Jan-04                      15,223
Feb-04                      11,349
Mar-04                      11,344
Apr-04                      15,186
May-04                      11,321
Jun-04                      15,163
Jul-04                      11,307
Aug-04                      15,142
Sep-04                      15,131
Oct-04                      11,257
Nov-04                      15,071
Dec-04                      11,239
Jan-05                      11,232
Feb-05                      11,224
Mar-05                      11,224
Apr-05                      15,006
May-05                      11,191
Jun-05                      14,980
Jul-05                      11,176
Aug-05                      14,957
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:20 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Sep-05                      14,945
Oct-05                      11,147
Nov-05                      14,918
Dec-05                      11,126
Jan-06                      11,117
Feb-06                      11,108
Mar-06                      11,108
Apr-06                      14,844
May-06                      11,072
Jun-06                      14,815
Jul-06                      11,057
Aug-06                      14,792
Sep-06                      14,779
Oct-06                      11,025
Nov-06                      14,749
Dec-06                      11,002
Jan-07                      10,992
Feb-07                      10,982
Mar-07                      10,982
Apr-07                      14,668
May-07                      10,943
Jun-07                      14,637
Jul-07                      10,924
Aug-07                      14,610
Sep-07                      14,595
Oct-07                      10,889
Nov-07                      14,562
Dec-07                      10,865
Jan-08                      14,531
Feb-08                      10,842
Mar-08                      10,834
Apr-08                      14,478
May-08                      10,946
Jun-08                      14,519
Jul-08                      10,879
Aug-08                      14,442
Sep-08                      14,426
Oct-08                      10,840
Nov-08                      14,390
Dec-08                      10,813
Jan-09                      10,800
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:20 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Feb-09                      10,788
Mar-09                      10,787
Apr-09                      14,295
May-09                      10,742
Jun-09                      14,231
Jul-09                      10,705
Aug-09                      14,058
Sep-09                      13,138
Oct-09                       9,732
Nov-09                      11,694
Dec-09                       6,385
Jan-10                       4,271
Feb-10                       3,307
Mar-10                       4,022
Apr-10                       2,964
May-10                       2,681
Jun-10                       2,963
Jul-10                       2,690
Aug-10                       2,974
Sep-10                       2,974
Oct-10                       2,689
Nov-10                       2,973
Dec-10                       2,689
Jan-11                       2,695
Feb-11                       2,694
Mar-11                       2,695
Apr-11                       2,979
May-11                       2,693
Jun-11                       2,979
Jul-11                       2,704
Aug-11                       2,991
Sep-11                       3,046
Oct-11                       2,745
Nov-11                       3,045
Dec-11                       2,744
Jan-12                       3,052
Feb-12                       2,750
Mar-12                       1,896
Apr-12                       1,943
May-12                       1,763
Jun-12                       1,936
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:20 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Jul-12                       1,745
Aug-12                       1,831
Sep-12                       1,828
Oct-12                       1,660
Nov-12                       1,821
Dec-12                       1,653
Jan-13                       1,645
Feb-13                       1,641
Mar-13                       1,639
Apr-13                       1,797
May-13                       1,631
Jun-13                       1,790
Jul-13                       1,613
Aug-13                       1,772
Sep-13                       1,768
Oct-13                       1,603
Nov-13                       1,761
Dec-13                       1,596
Jan-14                       1,580
Feb-14                       1,577
Mar-14                       1,574
Apr-14                       1,729
May-14                       1,566
Jun-14                       1,721
Jul-14                       1,554
Aug-14                       1,708
Sep-14                       1,704
Oct-14                       2,148
Nov-14                       1,523
Dec-14                         743
Jan-15                         803
Feb-15                         452
Mar-15                         451
Apr-15                         449
May-15                         447
Jun-15                         446
Jul-15                         444
Aug-15                         443
Sep-15                         441
Oct-15                         439
Nov-15                         438
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:20 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Dec-15                         436
Jan-16                         423
Feb-16                         422
Mar-16                         420
Apr-16                         418
May-16                         417
Jun-16                         415
Jul-16                         288
Aug-16                         286
Sep-16                         284
Oct-16                         283
Nov-16                         281
Dec-16                         279
Jan-17                         277
Feb-17                         275
Mar-17                         273
Apr-17                         272
May-17                         270
Jun-17                         268
Jul-17                         266
Aug-17                         264
Sep-17                         262
Oct-17                         260
Nov-17                         258
Dec-17                         256
Jan-18                         254
Feb-18                         252
Mar-18                         250
Apr-18                         248
May-18                         246
Jun-18                         244
Jul-18                         242
Aug-18                         240
Sep-18                         238
Oct-18                         236
Nov-18                         234
Dec-18                         232
Jan-19                         230
Feb-19                         227
Mar-19                         225
Apr-19                         223
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:20 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
May-19                         221
Jun-19                         219
Jul-19                         216
Aug-19                         214
Sep-19                         212
Oct-19                         209
Nov-19                         207
Dec-19                         204
Jan-20                         202
Feb-20                         199
Mar-20                         197
Apr-20                         194
May-20                         192
Jun-20                         189
Jul-20                         186
Aug-20                         184
Sep-20                         181
Oct-20                         178
Nov-20                         176
Dec-20                         173
Jan-21                         170
Feb-21                         167
Mar-21                         165
Apr-21                         162
May-21                         159
Jun-21                         156
Jul-21                         153
Aug-21                         150
Sep-21                         148
Oct-21                         145
Nov-21                         142
Dec-21                         139
Jan-22                         136
Feb-22                         133
Mar-22                         130
Apr-22                         127
May-22                         124
Jun-22                         120
Jul-22                         117
Aug-22                         114
Sep-22                         111
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:20 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Oct-22                         108
Nov-22                         105
Dec-22                         101
Jan-23                          98
Feb-23                          95
Mar-23                          92
Apr-23                          88
May-23                          85
Jun-23                          82
Jul-23                          78
Aug-23                          75
Sep-23                          71
Oct-23                          68
Nov-23                          64
Dec-23                          61
Jan-24                          57
Feb-24                          54
Mar-24                          50
Apr-24                          47
May-24                          43
Jun-24                          39
Jul-24                          36
Aug-24                          32
Sep-24                          28
Oct-24                          24
Nov-24                          20
Dec-24                          16
Jan-25                          12
Feb-25                           8
Mar-25                           4
--------------------------------------------------------------------------------

                  Generated by Intex Trader 05/01/2000 6:20 PM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                         CF ON $1,000,000 IO INVESTMENT



                      [GRAPHICAL REPRESENTATION OF GRAPH]







--------------------------------------------------------------------------------


FUNB 00-C1, Class IO--Price/Yield

---------------------------------------------------------------------------------------------------------------------------
CUSIP                                Face                    $23,880,600.00    Settle at Pricing
Coupon                    0.8054     Original Balance       $776,325,806.24    Accrual begins               5/1/00
Delay                       14       Current Balance        $776,325,806.24    Factor Date                    N/A
Stated Maturity            N/A       Factor                        1           --------------------------------------------
Type                    SEN WAC IO   ------------------------------------------
-------------------------------------
YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.49, 10YR=6.219, 30YR=5.993

-------------------------------------------------------------------------------

                       100CPR; ym;
                       Ext0mo 100%        100CPR; ym           100CPR; ym
                        0% rules;       Ext0mo 100% 0%       Ext0mo 100% 0%
                         0CDR,0%       rules; 0 for 24      rules; 0 for 12
                         adv100%       2CDR,35% adv100%     4CDR,35% adv100%
        Price             lag12             lag12                lag12
                          Yield
-------------------------------------------------------------------------------
        3-30             11.7387            9.9166               6.2498
        3-31             11.5470            9.7196               6.0430
        4-00             11.3577            9.5251               5.8389
        4-01             11.1709            9.3331               5.6372
        4-02             10.9864            9.1436               5.4380
        4-03             10.8043            8.9563               5.2413
        4-04             10.6244            8.7714               5.0469
        4-05             10.4467            8.5888               4.8549
        4-06             10.2712            8.4084               4.6652
        4-07             10.0978            8.2301               4.4777
        4-08              9.9266            8.0540               4.2924
        4-09              9.7573            7.8800               4.1092
        4-10              9.5901            7.7080               3.9281
        4-11              9.4248            7.5379               3.7491
        4-12              9.2614            7.3699               3.5721
        4-13              9.1000            7.2038               3.3971
        4-14              8.9403            7.0395               3.2241
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Spread @ Center Price     402.83            213.90              -163.98
                  WAL    9.55810           9.06970              8.41320
             Mod Durn     4.256             4.139                3.936
        Mod Convexity     0.298             0.279                0.247
     Principal Window Jun00 to Mar25    Jun00 to Jun16       Jun00 to Jun16
        Maturity #mos      298               193                  193
     Accrued Interest    5,342.91          5,342.91             5,342.91
    Total Collat Loss  0.00 (0.00%)  34,908,301.66 (4.50%) 73,630,855.05 (9.48%)

               Prepay   At 100 CPR        At 100 CPR           At 100 CPR
           No prepays During any YM     During any YM        During any YM
Lockout and penalties Include penalty  Include penalty      Include penalty

     Ext., if balloon      None              None                 None
      Pay Exten Princ

              Default    At 0 CDR     At 0 for 24 2 CDR    At 0 for 12 4 CDR
        Loss Severity       0                0.35                 0.35
    Servicer Advances 100% of P & I     100% of P & I        100% of P & I
         Recovery Lag     12 mos            12 mos               12 mos
  Optional Redemption Calls ASAP (N)    Calls ASAP (Y)       Calls ASAP (Y)

--------------------------------------------------------------------------------
              CMT_3MO          5.820                5.820                5.820
              CMT_6MO          6.000                6.000                6.000
              CMT_1YR          6.030                6.030                6.030
              CMT_2YR          6.587                6.587                6.587
              CMT_5YR          6.490                6.490                6.490
             CMT_10YR          6.219                6.219                6.219
             CMT_30YR          5.993                5.993                5.993
--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------------------------------
FUNB 00-C1, Class IO
--------------------------------------------------------------------------------------------------------
CUSIP                              Face                $23,880,600.00      Settle at Pricing
Coupon              0.8054         Original Balance    $776,325,806.24     Accrual begins       5/1/2000
Delay               14             Current Balance     $776,325,806.24     Factor Date          N/A
Stated Maturity     N/A            Factor              1
Type                SEN WAC IO     WAL 8.4132 yrs

YIELD CURVE:  Spread off interpolated node
3MO=5.82, 6MO=6.00, 1YR=6.03, 2YR=6.587, 5YR=6.49, 10YR=6.219, 30YR=5.993

Optional Redemption: Y
cmt_3mo=5.82  cmt_6mo=6.00  cmt_1yr=6.03  cmt_2yr=6.345  cmt_5yr=6.254  cmt_10yr=6.03  cmt_30yr=5.88
---------------------------------------------------------------------------------------------------------


                                            100 CPR after       100 CPR after
                                            YM, 0 CDR for       YM, 0 CDR for
                                             24, 2 CDR           24, 4 CDR
                         0 CPR, 0           thereafter, 35      thereafter, 35
Period / Date              CDR                LS, 12 RD           LS, 12 RD
--------------------------------------------------------------------------------
Total Cashflow:          1,669,485           1,484,607           1,220,684
--------------------------------------------------------------------------------
May-00                           0                   0                   0
Jun-00                      16,029              16,029              16,029
Jul-00                      11,136              11,136              11,136
Aug-00                      16,018              16,018              16,018
Sep-00                      16,012              16,012              16,012
Oct-00                      11,122              11,122              11,122
Nov-00                      15,997              15,997              15,997
Dec-00                      11,111              11,111              11,111
Jan-01                      11,112              11,112              11,112
Feb-01                      11,107              11,107              11,107
Mar-01                      11,109              11,109              11,109
Apr-01                      15,958              15,958              15,958
May-01                      11,087              11,087              11,087
Jun-01                      15,941              15,941              15,941
Jul-01                      11,080              11,080              11,080
Aug-01                      15,929              15,929              15,929
Sep-01                      15,922              15,922              15,922
Oct-01                      11,064              11,064              11,064
Nov-01                      15,904              15,904              15,904
Dec-01                      11,051              11,051              11,051
Jan-02                      11,051              11,051              11,051
Feb-02                      11,046              11,046              11,046
Mar-02                      11,048              11,048              11,048
--------------------------------------------------------------------------------

                  Generated by Intex Trader 4/28/2000 10:49 AM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Apr-02                      15,859              15,859              15,859
May-02                      11,023              11,023              11,023
Jun-02                      15,840              15,840              15,840
Jul-02                      11,015              11,015              10,944
Aug-02                      15,825              15,825              15,649
Sep-02                      15,817              15,817              15,553
Oct-02                      10,996              10,996              10,714
Nov-02                      15,797              15,797              15,359
Dec-02                      10,982              10,982              10,560
Jan-03                      10,956              10,956              10,465
Feb-03                      10,950              10,950              10,390
Mar-03                      10,952              10,952              10,372
Apr-03                      15,779              15,779              14,913
May-03                      10,924              10,924              10,160
Jun-03                      15,757              15,757              14,722
Jul-03                      10,915              10,880              10,015
Aug-03                      15,740              15,653              14,538
Sep-03                      15,731              15,601              14,445
Oct-03                      10,893              10,754               9,794
Nov-03                      15,708              15,492              14,258
Dec-03                      10,877              10,669               9,646
Jan-04                      15,693              15,392              14,079
Feb-04                      10,870              10,593               9,507
Mar-04                      10,866              10,564               9,454
Apr-04                      15,656              15,227              13,800
May-04                      10,845              10,466               9,288
Jun-04                      15,632              15,119              13,616
Jul-04                      10,835              10,388               9,150
Aug-04                      15,614              15,017              13,440
Sep-04                      15,604              14,965              13,351
Oct-04                      10,791              10,244               8,918
Nov-04                      15,544              14,823              13,138
Dec-04                      10,774              10,160               8,776
Jan-05                      10,771              10,125               8,711
Feb-05                      10,764              10,084               8,642
Mar-05                      10,766              10,077               8,625
Apr-05                      15,482              14,556              12,694
May-05                      10,733               9,955               8,429
Jun-05                      15,455              14,448              12,517
Jul-05                      10,723               9,880               8,298
Aug-05                      15,436              14,348              12,349
Sep-05                      15,425              14,296              12,269
Oct-05                      10,696               9,756               8,105
Nov-05                      15,397              14,188              12,108
--------------------------------------------------------------------------------

                  Generated by Intex Trader 4/28/2000 10:49 AM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Dec-05                      10,677               9,673               7,982
Jan-06                      10,671               9,635               7,925
Feb-06                      10,663               9,595               7,865
Mar-06                      10,666               9,587               7,856
Apr-06                      15,325              13,919              11,712
May-06                      10,629               9,467               7,681
Jun-06                      15,295              13,812              11,555
Jul-06                      10,621               9,395               7,573
Aug-06                      15,277              13,715              11,411
Sep-06                      15,264              13,663              11,334
Oct-06                      10,591               9,272               7,395
Nov-06                      15,233              13,556              11,180
Dec-06                      10,570               9,189               7,276
Jan-07                      10,563               9,151               7,221
Feb-07                      10,553               9,111               7,163
Mar-07                      10,556               9,104               7,154
Apr-07                      15,154              13,288              10,798
May-07                      10,517               8,984               6,986
Jun-07                      15,122              13,181              10,646
Jul-07                      10,505               8,910               6,880
Aug-07                      15,099              13,083              10,505
Sep-07                      15,084              13,032              10,432
Oct-07                      10,472               8,794               6,709
Nov-07                      15,051              12,935              10,283
Dec-07                      10,449               8,721               6,595
Jan-08                      15,021              12,842              10,138
Feb-08                      10,430               8,653               6,486
Mar-08                      10,424               8,629               6,447
Apr-08                      14,968              12,696               9,917
May-08                      10,645               8,814               6,547
Jun-08                      15,099              12,791               9,933
Jul-08                      10,582               8,715               6,413
Aug-08                      15,024              12,667               9,764
Sep-08                      15,007              12,620               9,693
Oct-08                      10,545               8,607               6,247
Nov-08                      14,971              12,523               9,550
Dec-08                      10,520               8,534               6,137
Jan-09                      10,510               8,502               6,085
Feb-09                      10,498               8,466               6,032
Mar-09                      10,501               8,464               6,023
Apr-09                      14,876              12,282               9,195
May-09                      10,454               8,355               5,867
Jun-09                      14,814              12,171               9,042
Jul-09                      10,430               8,290               5,765
--------------------------------------------------------------------------------

                  Generated by Intex Trader 4/28/2000 10:49 AM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Aug-09                      14,663              11,972               8,816
Sep-09                      13,780              11,164               8,107
Oct-09                       9,615               7,495               5,027
Nov-09                      12,355               9,851               6,950
Dec-09                       6,928               5,085               2,952
Jan-10                       4,804               3,222               1,394
Feb-10                       3,889               2,391                 672
Mar-10                       4,975               3,005                 989
Apr-10                       3,695               2,147                 383
May-10                       3,343               1,937                 327
Jun-10                       3,694               2,138                 369
Jul-10                       3,354               1,939                 321
Aug-10                       3,708               2,142                 363
Sep-10                       3,707               2,139                 359
Oct-10                       3,353               1,933                 311
Nov-10                       3,707               2,135                 350
Dec-10                       3,352               1,929                 305
Jan-11                       3,359               1,931                 302
Feb-11                       3,359               1,929                 299
Mar-11                       3,360               1,928                 296
Apr-11                       3,714               2,128                 331
May-11                       3,358               1,922                 289
Jun-11                       3,713               2,124                 323
Jul-11                       3,371               1,926                 284
Aug-11                       3,729               2,128                 316
Sep-11                       3,798               2,166                 321
Oct-11                       3,422               1,950                 279
Nov-11                       3,797               2,161                 314
Dec-11                       3,421               1,946                 273
Jan-12                       3,805               2,162                 309
Feb-12                       3,428               1,946                 268
Mar-12                       2,384               1,847                 252
Apr-12                       2,444               1,894                 256
May-12                       2,217               1,720                 230
Jun-12                       2,435               1,890                 251
Jul-12                       2,195               1,727                 228
Aug-12                       2,303               1,874                 245
Sep-12                       2,299               1,873                 243
Oct-12                       2,088               1,702                 219
Nov-12                       2,290               1,869                 239
Dec-12                       2,080               1,699                 216
Jan-13                       2,069               1,703                 215
Feb-13                       2,065               1,698                 213
Mar-13                       2,062               1,694                 212

--------------------------------------------------------------------------------

                  Generated by Intex Trader 4/28/2000 10:49 AM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Apr-13                       2,261               1,854                 230
May-13                       2,052               1,679                 208
Jun-13                       2,252               1,840                 227
Jul-13                       2,029               1,655                 206
Aug-13                       2,228               1,815                 225
Sep-13                       2,224               1,808                 223
Oct-13                       2,017               1,637                 201
Nov-13                       2,214               1,794                 219
Dec-13                       2,008               1,624                 198
Jan-14                       1,988               1,605                 198
Feb-14                       1,983               1,599                 196
Mar-14                       1,980               1,594                 195
Apr-14                       2,174               1,747                 212
May-14                       1,969               1,580                 191
Jun-14                       2,164               1,733                 209
Jul-14                       1,954               1,562                 189
Aug-14                       2,148               1,714                 206
Sep-14                       2,143               1,707                 204
Oct-14                       2,701               2,135                 514
Nov-14                       1,916               1,524                 205
Dec-14                         936                 743                 272
Jan-15                       1,011                 797                 335
Feb-15                         569                 453                 163
Mar-15                         567                 451                 163
Apr-15                         565                 448                 162
May-15                         563                 445                 161
Jun-15                         561                 443                 160
Jul-15                         559                 440                 159
Aug-15                         557                 437                 158
Sep-15                         555                 434                 158
Oct-15                         553                 432                 157
Nov-15                         551                 429                 156
Dec-15                         549                 427                 155
Jan-16                         533                 413                 158
Feb-16                         531                 411                 157
Mar-16                         529                 409                 157
Apr-16                         527                 406                 156
May-16                         525                 404                 155
Jun-16                         522                 402                 155
Jul-16                         362
Aug-16                         360
Sep-16                         357
Oct-16                         355
Nov-16                         353
--------------------------------------------------------------------------------

                  Generated by Intex Trader 4/28/2000 10:49 AM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Dec-16                         351
Jan-17                         348
Feb-17                         346
Mar-17                         344
Apr-17                         341
May-17                         339
Jun-17                         337
Jul-17                         334
Aug-17                         332
Sep-17                         330
Oct-17                         327
Nov-17                         325
Dec-17                         322
Jan-18                         320
Feb-18                         317
Mar-18                         315
Apr-18                         312
May-18                         310
Jun-18                         307
Jul-18                         304
Aug-18                         302
Sep-18                         299
Oct-18                         297
Nov-18                         294
Dec-18                         291
Jan-19                         289
Feb-19                         286
Mar-19                         283
Apr-19                         280
May-19                         278
Jun-19                         275
Jul-19                         272
Aug-19                         269
Sep-19                         266
Oct-19                         263
Nov-19                         260
Dec-19                         257
Jan-20                         254
Feb-20                         251
Mar-20                         247
Apr-20                         244
May-20                         241
Jun-20                         238
Jul-20                         234
--------------------------------------------------------------------------------

                  Generated by Intex Trader 4/28/2000 10:49 AM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Aug-20                         231
Sep-20                         228
Oct-20                         224
Nov-20                         221
Dec-20                         217
Jan-21                         214
Feb-21                         210
Mar-21                         207
Apr-21                         203
May-21                         200
Jun-21                         196
Jul-21                         193
Aug-21                         189
Sep-21                         185
Oct-21                         182
Nov-21                         178
Dec-21                         174
Jan-22                         171
Feb-22                         167
Mar-22                         163
Apr-22                         159
May-22                         155
Jun-22                         151
Jul-22                         148
Aug-22                         144
Sep-22                         140
Oct-22                         136
Nov-22                         132
Dec-22                         128
Jan-23                         123
Feb-23                         119
Mar-23                         115
Apr-23                         111
May-23                         107
Jun-23                         103
Jul-23                          98
Aug-23                          94
Sep-23                          90
Oct-23                          85
Nov-23                          81
Dec-23                          77
Jan-24                          72
Feb-24                          68
Mar-24                          63
--------------------------------------------------------------------------------

                  Generated by Intex Trader 4/28/2000 10:49 AM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
FUNB 00-C1, Class IO
--------------------------------------------------------------------------------
Apr-24                          59
May-24                          54
Jun-24                          49
Jul-24                          45
Aug-24                          40
Sep-24                          35
Oct-24                          31
Nov-24                          26
Dec-24                          20
Jan-25                          15
Feb-25                          10
Mar-25                           5
--------------------------------------------------------------------------------

                  Generated by Intex Trader 4/28/2000 10:49 AM
Information provided herein is believed by INTEX to be accurate; however INTEX cannot guarantee accuracy.

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------



                         CF ON $1,000,000 IO INVESTMENT



                      [REPRESENTATION OF GRAPH GOES HERE]







--------------------------------------------------------------------------------








                         CF ON $1,000,000 IO INVESTMENT



                      [REPRESENTATION OF GRAPH GOES HERE]





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certficates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

--------------------------------------------------------------------------------



                         CF ON $1,000,000 IO INVESTMENT



                      [REPRESENTATION OF GRAPH GOES HERE]







--------------------------------------------------------------------------------